Report of Independent Registered Public Accounting Firm

To the Board of Directors of ReliaStar Life Insurance Company of New York and Contract Owners of ReliaStar Life Insurance Company of New York Variable Life Separate Account I
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise ReliaStar Life Insurance Company of New York Variable Life Separate Account I (the Separate Account), as of December 31, 2023, the related statements of operations and the statements of changes in net assets for each of the periods indicated in the Appendix, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2023, the results of its operations and changes in its net assets for each of the periods indicated in the Appendix, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/S/ ERNST & YOUNG LLP
We have served as the Separate Accounts Auditor since 2001.
San Antonio, TX
April 03, 2024

Appendix

Subaccounts comprising ReliaStar Life Insurance Company of New York Variable Life Separate Account I

Subaccounts	Statements of Operations	Statements of Changes in Net Assets
American Funds Insurance Series® Growth Fund - Class 2	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
American Funds Insurance Series® Growth-Income Fund - Class 2
American Funds Insurance Series® International Fund - Class 2
BlackRock Global Allocation V.I. Fund - Class III
Fidelity® VIP Equity-Income Portfolio - Initial Class
Fidelity® VIP Contrafund® Portfolio - Initial Class
Fidelity® VIP Index 500 Portfolio - Initial Class
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class
Neuberger Berman Advisers Management Trust® Sustainable Equity Portfolio - Class I Shares
Voya Balanced Portfolio - Class I
Voya Intermediate Bond Portfolio - Class I
Voya Government Liquid Assets Portfolio - Class I
Voya High Yield Portfolio - Institutional Class
Voya Large Cap Growth Portfolio - Institutional Class
Voya Large Cap Value Portfolio - Institutional Class
Voya Limited Maturity Bond Portfolio - Service Class
Voya Retirement Growth Portfolio - Institutional Class
Voya Retirement Moderate Growth Portfolio - Institutional Class
Voya Retirement Moderate Portfolio - Institutional Class
Voya U.S. Stock Index Portfolio - Institutional Class
VY® CBRE Global Real Estate Portfolio - Service Class
VY® CBRE Real Estate Portfolio - Institutional Class
VY® Invesco Growth and Income Portfolio - Service Class
VY® JPMorgan Emerging Markets Equity Portfolio - Institutional Class
VY® JPMorgan Small Cap Core Equity Portfolio - Institutional Class
VY® T. Rowe Price Capital Appreciation Portfolio - Institutional Class
VY® T. Rowe Price Equity Income Portfolio - Institutional Class
Voya Global Bond Portfolio - Service Class
Voya Global Insights Portfolio - Initial Class
Voya International High Dividend Low Volatility Portfolio - Initial Class
Voya Solution Moderately Aggressive Portfolio - Initial Class
VY® Baron Growth Portfolio - Initial Class
VY® Columbia Small Cap Value II Portfolio - Initial Class
VY® Invesco Comstock Portfolio - Initial Class

Subaccounts	Statements of Operations	Statements of Changes in Net Assets
VY® Invesco Equity and Income Portfolio - Initial Class	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
VY® JPMorgan Mid Cap Value Portfolio - Initial Class
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Initial Class
Voya Strategic Allocation Moderate Portfolio - Class I
Voya Growth and Income Portfolio - Class I
Voya Global High Dividend Low Volatility Portfolio - Class I
Voya Index Plus LargeCap Portfolio - Class I
Voya Index Plus MidCap Portfolio - Class I
Voya Index Plus SmallCap Portfolio - Class I
Voya Russell™ Large Cap Growth Index Portfolio - Class I
Voya Russell™ Large Cap Index Portfolio - Class I
Voya Russell™ Large Cap Value Index Portfolio - Class I
Voya Russell™ Mid Cap Growth Index Portfolio - Class I
Voya Russell™ Small Cap Index Portfolio - Class I
Voya Small Company Portfolio - Class I
Voya U.S. Bond Index Portfolio - Class I
Voya MidCap Opportunities Portfolio - Class I
Voya SmallCap Opportunities Portfolio - Class I
Voya International Index Portfolio - Class I	For the year ended December 31, 2023	For the year ended December 31, 2023 and the period from July 8, 2022 (commencement of operations) through December 31, 2022

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
VARIABLE LIFE SEPARATE ACCOUNT I
Statements of Assets and Liabilities
December 31, 2023
(In thousands, except number of shares)

	American Funds Insurance Series® Growth Fund - Class 2	American Funds Insurance Series® Growth-Income Fund - Class 2	American Funds Insurance Series® International Fund - Class 2	BlackRock Global Allocation V.I. Fund - Class III	Fidelity® VIP Equity-Income Portfolio - Initial Class
Assets
Investments in mutual funds
at fair value	$2,510	$963	$557	$72	$1,204
Receivable from related parties	—	—	—	—	—
Net assets	$2,510	$963	$557	$72	$1,204

Total number of mutual fund shares	25,560	16,512	32,006	5,545	48,457

Cost of mutual fund shares	$2,064	$798	$613	$81	$1,105

	Fidelity® VIP Contrafund® Portfolio - Initial Class	Fidelity® VIP Index 500 Portfolio - Initial Class	Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	Neuberger Berman Advisers Management Trust® Sustainable Equity Portfolio - Class I Shares	Voya Balanced Portfolio - Class I
Assets
Investments in mutual funds
at fair value	$1,710	$337	$45	$106	$4,204
Receivable from related parties	—	—	—	—	280
Net assets	$1,710	$337	$45	$106	$4,484

Total number of mutual fund shares	35,157	729	4,007	3,189	284,213

Cost of mutual fund shares	$1,321	$152	$51	$74	$2,523

The accompanying notes are an integral part of these financial statements.
4

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
VARIABLE LIFE SEPARATE ACCOUNT I
Statements of Assets and Liabilities
December 31, 2023
(In thousands, except number of shares)

	Voya Intermediate Bond Portfolio - Class I	Voya Government Liquid Assets Portfolio - Class I	Voya High Yield Portfolio - Institutional Class	Voya Large Cap Growth Portfolio - Institutional Class	Voya Large Cap Value Portfolio - Institutional Class
Assets
Investments in mutual funds
at fair value	$306	$3,325	$75	$1,932	$318
Receivable from related parties	6	82	—	—	—
Net assets	$312	$3,407	$75	$1,932	$318

Total number of mutual fund shares	27,965	3,325,315	8,682	141,867	54,768

Cost of mutual fund shares	$332	$3,312	$83	$2,166	$375

	Voya Limited Maturity Bond Portfolio - Service Class	Voya Retirement Growth Portfolio - Institutional Class	Voya Retirement Moderate Growth Portfolio - Institutional Class	Voya Retirement Moderate Portfolio - Institutional Class	Voya U.S. Stock Index Portfolio - Institutional Class
Assets
Investments in mutual funds
at fair value	$148	$250	$733	$304	$1,030
Receivable from related parties	—	—	—	—	—
Net assets	$148	$250	$733	$304	$1,030

Total number of mutual fund shares	15,532	21,882	71,618	30,876	57,886

Cost of mutual fund shares	$157	$272	$798	$347	$972

The accompanying notes are an integral part of these financial statements.
5

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
VARIABLE LIFE SEPARATE ACCOUNT I
Statements of Assets and Liabilities
December 31, 2023
(In thousands, except number of shares)

	VY® CBRE Global Real Estate Portfolio - Service Class	VY® CBRE Real Estate Portfolio - Institutional Class	VY® Invesco Growth and Income Portfolio - Service Class	VY® JPMorgan Emerging Markets Equity Portfolio - Institutional Class	VY® JPMorgan Small Cap Core Equity Portfolio - Institutional Class
Assets
Investments in mutual funds
at fair value	$9	$1	$190	$187	$1,361
Receivable from related parties	—	—	—	—	—
Net assets	$9	$1	$190	$187	$1,361

Total number of mutual fund shares	879	36	8,655	14,863	91,226

Cost of mutual fund shares	$9	$1	$191	$266	$1,540

	VY® T. Rowe Price Capital Appreciation Portfolio - Institutional Class	VY® T. Rowe Price Equity Income Portfolio - Institutional Class	Voya Global Bond Portfolio - Service Class	Voya Global Insights Portfolio - Initial Class	Voya International High Dividend Low Volatility Portfolio - Initial Class
Assets
Investments in mutual funds
at fair value	$3,314	$376	$54	$964	$154
Receivable from related parties	—	—	—	—	—
Net assets	$3,314	$376	$54	$964	$154

Total number of mutual fund shares	127,008	37,523	6,399	53,506	15,538

Cost of mutual fund shares	$3,470	$418	$65	$991	$154

The accompanying notes are an integral part of these financial statements.
6

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
VARIABLE LIFE SEPARATE ACCOUNT I
Statements of Assets and Liabilities
December 31, 2023
(In thousands, except number of shares)

	Voya Solution Moderately Aggressive Portfolio - Initial Class	VY® Baron Growth Portfolio - Initial Class	VY® Columbia Small Cap Value II Portfolio - Initial Class	VY® Invesco Comstock Portfolio - Initial Class	VY® Invesco Equity and Income Portfolio - Initial Class
Assets
Investments in mutual funds
at fair value	$3	$490	$322	$130	$202
Receivable from related parties	—	—	—	—	—
Net assets	$3	$490	$322	$130	$202

Total number of mutual fund shares	286	18,424	18,952	6,427	4,832

Cost of mutual fund shares	$3	$477	$326	$115	$206

	VY® JPMorgan Mid Cap Value Portfolio - Initial Class	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Initial Class	Voya Strategic Allocation Moderate Portfolio - Class I	Voya Growth and Income Portfolio - Class I	Voya Global High Dividend Low Volatility Portfolio - Class I
Assets
Investments in mutual funds
at fair value	$28	$2,381	$4	$10,418	$141
Receivable from related parties	—	—	—	322	—
Net assets	$28	$2,381	$4	$10,740	$141

Total number of mutual fund shares	1,828	230,260	358	535,588	12,839

Cost of mutual fund shares	$31	$2,578	$5	$1,372	$131

The accompanying notes are an integral part of these financial statements.
7

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
VARIABLE LIFE SEPARATE ACCOUNT I
Statements of Assets and Liabilities
December 31, 2023
(In thousands, except number of shares)

	Voya Index Plus LargeCap Portfolio - Class I	Voya Index Plus MidCap Portfolio - Class I	Voya Index Plus SmallCap Portfolio - Class I	Voya International Index Portfolio - Class I	Voya Russell™ Large Cap Growth Index Portfolio - Class I
Assets
Investments in mutual funds
at fair value	$156	$163	$148	$761	$2,626
Receivable from related parties	—	—	—	—	—
Net assets	$156	$163	$148	$761	$2,626

Total number of mutual fund shares	6,118	8,462	6,745	68,567	41,278

Cost of mutual fund shares	$149	$152	$140	$646	$1,369

	Voya Russell™ Large Cap Index Portfolio - Class I	Voya Russell™ Large Cap Value Index Portfolio - Class I	Voya Russell™ Mid Cap Growth Index Portfolio - Class I	Voya Russell™ Small Cap Index Portfolio - Class I	Voya Small Company Portfolio - Class I
Assets
Investments in mutual funds
at fair value	$538	$461	$14	$95	$168
Receivable from related parties	—	—	—	—	—
Net assets	$538	$461	$14	$95	$168

Total number of mutual fund shares	16,046	16,208	350	6,881	11,142

Cost of mutual fund shares	$312	$343	$12	$90	$180

The accompanying notes are an integral part of these financial statements.
8

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
VARIABLE LIFE SEPARATE ACCOUNT I
Statements of Assets and Liabilities
December 31, 2023
(In thousands, except number of shares)

	Voya U.S. Bond Index Portfolio - Class I	Voya MidCap Opportunities Portfolio - Class I	Voya SmallCap Opportunities Portfolio - Class I
Assets
Investments in mutual funds
at fair value	$511	$206	$353
Receivable from related parties	—	—	—
Net assets	$511	$206	$353

Total number of mutual fund shares	55,364	40,479	17,857

Cost of mutual fund shares	$581	$192	$389

The accompanying notes are an integral part of these financial statements.
9

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
VARIABLE LIFE SEPARATE ACCOUNT I
Statements of Operations
For the Year Ended December 31, 2023
(In thousands)

	American Funds Insurance Series® Growth Fund - Class 2	American Funds Insurance Series® Growth-Income Fund - Class 2	American Funds Insurance Series® International Fund - Class 2	BlackRock Global Allocation V.I. Fund - Class III	Fidelity® VIP Equity-Income Portfolio - Initial Class
Net investment income (loss)
Investment income:
Dividends	$8	$12	$7	$2	$22
Expenses:
Mortality and expense risk charges	—	—	—	—	—
Net investment income (loss)	8	12	7	2	22

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	45	1	—	(2)	(1)
Capital gains distributions	128	45	—	—	33
Total realized gain (loss) on investments
and capital gains distributions	173	46	—	(2)	32
Net unrealized appreciation
(depreciation) of investments	548	143	75	8	62
Net realized and unrealized gain (loss)
on investments	721	189	75	6	94
Net increase (decrease) in net assets
resulting from operations	$729	$201	$82	$8	$116

	Fidelity® VIP Contrafund® Portfolio - Initial Class	Fidelity® VIP Index 500 Portfolio - Initial Class	Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	Neuberger Berman Advisers Management Trust® Sustainable Equity Portfolio - Class I Shares	Voya Balanced Portfolio - Class I
Net investment income (loss)
Investment income:
Dividends	$8	$5	$1	$—	$72
Expenses:
Mortality and expense risk charges	—	—	—	—	6
Net investment income (loss)	8	5	1	—	66

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	43	19	—	2	2
Capital gains distributions	55	3	—	2	—
Total realized gain (loss) on investments
and capital gains distributions	98	22	—	4	2
Net unrealized appreciation
(depreciation) of investments	339	46	2	19	506
Net realized and unrealized gain (loss)
on investments	437	68	2	23	508
Net increase (decrease) in net assets
resulting from operations	$445	$73	$3	$23	$574

The accompanying notes are an integral part of these financial statements.
10

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
VARIABLE LIFE SEPARATE ACCOUNT I
Statements of Operations
For the Year Ended December 31, 2023
(In thousands)

	Voya Intermediate Bond Portfolio - Class I	Voya Government Liquid Assets Portfolio - Class I	Voya High Yield Portfolio - Institutional Class	Voya Large Cap Growth Portfolio - Institutional Class	Voya Large Cap Value Portfolio - Institutional Class
Net investment income (loss)
Investment income:
Dividends	$12	$158	$5	$—	$4
Expenses:
Mortality and expense risk charges	—	9	—	—	—
Net investment income (loss)	12	149	5	—	4

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(1)	—	—	(204)	(41)
Capital gains distributions	—	—	—	—	3
Total realized gain (loss) on investments
and capital gains distributions	(1)	—	—	(204)	(38)
Net unrealized appreciation
(depreciation) of investments	9	(6)	4	764	71
Net realized and unrealized gain (loss)
on investments	8	(6)	4	560	33
Net increase (decrease) in net assets
resulting from operations	$20	$143	$9	$560	$37

	Voya Limited Maturity Bond Portfolio - Service Class	Voya Retirement Growth Portfolio - Institutional Class	Voya Retirement Moderate Growth Portfolio - Institutional Class	Voya Retirement Moderate Portfolio - Institutional Class	Voya U.S. Stock Index Portfolio - Institutional Class
Net investment income (loss)
Investment income:
Dividends	$5	$4	$13	$6	$15
Expenses:
Mortality and expense risk charges	—	—	—	—	—
Net investment income (loss)	5	4	13	6	15

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(1)	(3)	(34)	(4)	31
Capital gains distributions	—	19	50	13	97
Total realized gain (loss) on investments
and capital gains distributions	(1)	16	16	9	128
Net unrealized appreciation
(depreciation) of investments	2	19	86	17	85
Net realized and unrealized gain (loss)
on investments	1	35	102	26	213
Net increase (decrease) in net assets
resulting from operations	$6	$39	$115	$32	$228

The accompanying notes are an integral part of these financial statements.
11

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
VARIABLE LIFE SEPARATE ACCOUNT I
Statements of Operations
For the Year Ended December 31, 2023
(In thousands)

	VY® CBRE Global Real Estate Portfolio - Service Class	VY® CBRE Real Estate Portfolio - Institutional Class	VY® Invesco Growth and Income Portfolio - Service Class	VY® JPMorgan Emerging Markets Equity Portfolio - Institutional Class	VY® JPMorgan Small Cap Core Equity Portfolio - Institutional Class
Net investment income (loss)
Investment income:
Dividends	$—	$—	$3	$4	$5
Expenses:
Mortality and expense risk charges	—	—	—	—	—
Net investment income (loss)	—	—	3	4	5

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	—	—	(7)	(18)	(86)
Capital gains distributions	—	—	12	—	90
Total realized gain (loss) on investments
and capital gains distributions	—	—	5	(18)	4
Net unrealized appreciation
(depreciation) of investments	1	—	13	28	149
Net realized and unrealized gain (loss)
on investments	1	—	18	10	153
Net increase (decrease) in net assets
resulting from operations	$1	$—	$21	$14	$158

	VY® T. Rowe Price Capital Appreciation Portfolio - Institutional Class	VY® T. Rowe Price Equity Income Portfolio - Institutional Class	Voya Global Bond Portfolio - Service Class	Voya Global Insights Portfolio - Initial Class	Voya International High Dividend Low Volatility Portfolio - Initial Class
Net investment income (loss)
Investment income:
Dividends	$73	$8	$2	$—	$6
Expenses:
Mortality and expense risk charges	—	—	—	—	—
Net investment income (loss)	73	8	2	—	6

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	—	(12)	—	(6)	(1)
Capital gains distributions	324	21	—	99	—
Total realized gain (loss) on investments
and capital gains distributions	324	9	—	93	(1)
Net unrealized appreciation
(depreciation) of investments	170	16	2	156	14
Net realized and unrealized gain (loss)
on investments	494	25	2	249	13
Net increase (decrease) in net assets
resulting from operations	$567	$33	$4	$249	$19

The accompanying notes are an integral part of these financial statements.
12

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
VARIABLE LIFE SEPARATE ACCOUNT I
Statements of Operations
For the Year Ended December 31, 2023
(In thousands)

	Voya Solution Moderately Aggressive Portfolio - Initial Class	VY® Baron Growth Portfolio - Initial Class	VY® Columbia Small Cap Value II Portfolio - Initial Class	VY® Invesco Comstock Portfolio - Initial Class	VY® Invesco Equity and Income Portfolio - Initial Class
Net investment income (loss)
Investment income:
Dividends	$—	$—	$3	$3	$5
Expenses:
Mortality and expense risk charges	—	—	—	—	—
Net investment income (loss)	—	—	3	3	5

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	—	(46)	(14)	4	(14)
Capital gains distributions	—	30	23	17	15
Total realized gain (loss) on investments
and capital gains distributions	—	(16)	9	21	1
Net unrealized appreciation
(depreciation) of investments	—	91	34	(9)	17
Net realized and unrealized gain (loss)
on investments	—	75	43	12	18
Net increase (decrease) in net assets
resulting from operations	$—	$75	$46	$15	$23

	VY® JPMorgan Mid Cap Value Portfolio - Initial Class	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Initial Class	Voya Strategic Allocation Moderate Portfolio - Class I	Voya Growth and Income Portfolio - Class I	Voya Global High Dividend Low Volatility Portfolio - Class I
Net investment income (loss)
Investment income:
Dividends	$—	$—	$—	$112	$4
Expenses:
Mortality and expense risk charges	—	—	—	—	—
Net investment income (loss)	—	—	—	112	4

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	—	(42)	—	(34)	1
Capital gains distributions	3	3	—	44	5
Total realized gain (loss) on investments
and capital gains distributions	3	(39)	—	10	6
Net unrealized appreciation
(depreciation) of investments	—	463	—	2,192	(1)
Net realized and unrealized gain (loss)
on investments	3	424	—	2,202	5
Net increase (decrease) in net assets
resulting from operations	$3	$424	$—	$2,314	$9

The accompanying notes are an integral part of these financial statements.
13

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
VARIABLE LIFE SEPARATE ACCOUNT I
Statements of Operations
For the Year Ended December 31, 2023
(In thousands)

	Voya Index Plus LargeCap Portfolio - Class I	Voya Index Plus MidCap Portfolio - Class I	Voya Index Plus SmallCap Portfolio - Class I	Voya International Index Portfolio - Class I	Voya Russell™ Large Cap Growth Index Portfolio - Class I
Net investment income (loss)
Investment income:
Dividends	$1	$2	$1	$40	$13
Expenses:
Mortality and expense risk charges	—	—	—	—	—
Net investment income (loss)	1	2	1	40	13

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	2	(14)	(2)	14	490
Capital gains distributions	3	6	4	—	121
Total realized gain (loss) on investments
and capital gains distributions	5	(8)	2	14	611
Net unrealized appreciation
(depreciation) of investments	24	34	19	71	318
Net realized and unrealized gain (loss)
on investments	29	26	21	85	929
Net increase (decrease) in net assets
resulting from operations	$30	$28	$22	$125	$942

	Voya Russell™ Large Cap Index Portfolio - Class I	Voya Russell™ Large Cap Value Index Portfolio - Class I	Voya Russell™ Mid Cap Growth Index Portfolio - Class I	Voya Russell™ Small Cap Index Portfolio - Class I	Voya Small Company Portfolio - Class I
Net investment income (loss)
Investment income:
Dividends	$6	$10	$—	$2	$1
Expenses:
Mortality and expense risk charges	—	—	—	—	—
Net investment income (loss)	6	10	—	2	1

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	13	43	—	(1)	(3)
Capital gains distributions	—	—	—	4	—
Total realized gain (loss) on investments
and capital gains distributions	13	43	—	3	(3)
Net unrealized appreciation
(depreciation) of investments	105	(11)	3	9	29
Net realized and unrealized gain (loss)
on investments	118	32	3	12	26
Net increase (decrease) in net assets
resulting from operations	$124	$42	$3	$14	$27

The accompanying notes are an integral part of these financial statements.
14

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
VARIABLE LIFE SEPARATE ACCOUNT I
Statements of Operations
For the Year Ended December 31, 2023
(In thousands)

	Voya U.S. Bond Index Portfolio - Class I	Voya MidCap Opportunities Portfolio - Class I	Voya SmallCap Opportunities Portfolio - Class I
Net investment income (loss)
Investment income:
Dividends	$19	$—	$—
Expenses:
Mortality and expense risk charges	—	—	—
Net investment income (loss)	19	—	—

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(6)	(111)	(36)
Capital gains distributions	—	—	—
Total realized gain (loss) on investments
and capital gains distributions	(6)	(111)	(36)
Net unrealized appreciation
(depreciation) of investments	11	154	102
Net realized and unrealized gain (loss)
on investments	5	43	66
Net increase (decrease) in net assets
resulting from operations	$24	$43	$66

The accompanying notes are an integral part of these financial statements.
15

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
VARIABLE LIFE SEPARATE ACCOUNT I
Statements of Changes in Net Assets
For the Years Ended December 31, 2023 and 2022
(In thousands)

	American Funds Insurance Series® Growth Fund - Class 2	American Funds Insurance Series® Growth-Income Fund - Class 2	American Funds Insurance Series® International Fund - Class 2	BlackRock Global Allocation V.I. Fund - Class III	Fidelity® VIP Equity-Income Portfolio - Initial Class
Net assets at January 1, 2022	$2,747	$966	$826	$91	$1,173

Increase (decrease) in net assets
Operations:
Net investment income (loss)	7	10	10	—	21
Total realized gain (loss) on investments
and capital gains distributions	318	88	84	—	43
Net unrealized appreciation
(depreciation) of investments	(1,147)	(253)	(251)	(14)	(124)
Net increase (decrease) in net assets
resulting from operations	(822)	(155)	(157)	(14)	(60)
Changes from principal transactions:
Premiums	44	28	36	3	38
Death benefits	—	—	—	(1)	(17)
Surrenders & withdrawals	(10)	(6)	(58)	—	(24)
Policy loans	(1)	(27)	(19)	(5)	1
Contract charges	(42)	(31)	(30)	(3)	(38)
Cost of insurance & administrative charges	—	—	—	—	—
Transfers between Divisions (including
fixed account), net	12	(1)	(61)	(1)	46
Increase (decrease) in net assets
derived from principal transactions	3	(37)	(132)	(7)	6
Total increase (decrease) in net assets	(819)	(192)	(289)	(21)	(54)
Net assets at December 31, 2022	1,928	774	537	70	1,119

Increase (decrease) in net assets
Operations:
Net investment income (loss)	8	12	7	2	22
Total realized gain (loss) on investments
and capital gains distributions	173	46	—	(2)	32
Net unrealized appreciation
(depreciation) of investments	548	143	75	8	62
Net increase (decrease) in net assets
resulting from operations	729	201	82	8	116
Changes from principal transactions:
Premiums	35	24	26	4	37
Death benefits	(18)	(15)	(2)	—	(19)
Surrenders & withdrawals	(134)	—	(41)	(6)	(8)
Policy loans	3	1	(21)	—	(3)
Contract charges	(34)	(22)	(23)	(3)	(38)
Cost of insurance & administrative charges	—	—	—	—	—
Transfers between Divisions (including
fixed account), net	1	—	(1)	(1)	—
Increase (decrease) in net assets
derived from principal transactions	(147)	(12)	(62)	(6)	(31)
Total increase (decrease) in net assets	582	189	20	2	85
Net assets at December 31, 2023	$2,510	$963	$557	$72	$1,204

The accompanying notes are an integral part of these financial statements.
16

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
VARIABLE LIFE SEPARATE ACCOUNT I
Statements of Changes in Net Assets
For the Years Ended December 31, 2023 and 2022
(In thousands)

	Fidelity® VIP Contrafund® Portfolio - Initial Class	Fidelity® VIP Index 500 Portfolio - Initial Class	Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	Neuberger Berman Advisers Management Trust® Sustainable Equity Portfolio - Class I Shares	Voya Balanced Portfolio - Class I
Net assets at January 1, 2022	$2,013	$407	$59	$110	$5,382

Increase (decrease) in net assets
Operations:
Net investment income (loss)	8	5	1	—	67
Total realized gain (loss) on investments
and capital gains distributions	130	46	2	12	(21)
Net unrealized appreciation
(depreciation) of investments	(660)	(122)	(10)	(32)	(974)
Net increase (decrease) in net assets
resulting from operations	(522)	(71)	(7)	(20)	(928)
Changes from principal transactions:
Premiums	35	—	—	2	114
Death benefits	(15)	(4)	(1)	—	—
Surrenders & withdrawals	(73)	(7)	(7)	—	(236)
Policy loans	16	(18)	—	(4)	—
Contract charges	(60)	(14)	(1)	(2)	(5)
Cost of insurance & administrative charges	—	—	—	—	—
Transfers between Divisions (including
fixed account), net	(8)	(1)	—	1	(208)
Increase (decrease) in net assets
derived from principal transactions	(105)	(44)	(9)	(3)	(335)
Total increase (decrease) in net assets	(627)	(115)	(16)	(23)	(1,263)
Net assets at December 31, 2022	1,386	292	43	87	4,119

Increase (decrease) in net assets
Operations:
Net investment income (loss)	8	5	1	—	66
Total realized gain (loss) on investments
and capital gains distributions	98	22	—	4	2
Net unrealized appreciation
(depreciation) of investments	339	46	2	19	506
Net increase (decrease) in net assets
resulting from operations	445	73	3	23	574
Changes from principal transactions:
Premiums	26	—	—	1	113
Death benefits	(15)	(5)	—	—	—
Surrenders & withdrawals	(102)	(10)	—	—	(256)
Policy loans	4	(1)	—	(3)	—
Contract charges	(57)	(13)	(1)	(2)	(7)
Cost of insurance & administrative charges	—	—	—	—	—
Transfers between Divisions (including
fixed account), net	23	1	—	—	(59)
Increase (decrease) in net assets
derived from principal transactions	(121)	(28)	(1)	(4)	(209)
Total increase (decrease) in net assets	324	45	2	19	365
Net assets at December 31, 2023	$1,710	$337	$45	$106	$4,484

The accompanying notes are an integral part of these financial statements.
17

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
VARIABLE LIFE SEPARATE ACCOUNT I
Statements of Changes in Net Assets
For the Years Ended December 31, 2023 and 2022
(In thousands)

	Voya Intermediate Bond Portfolio - Class I	Voya Government Liquid Assets Portfolio - Class I	Voya High Yield Portfolio - Institutional Class	Voya Large Cap Growth Portfolio - Institutional Class	Voya Large Cap Value Portfolio - Institutional Class
Net assets at January 1, 2022	$342	$3,204	$87	$2,460	$331

Increase (decrease) in net assets
Operations:
Net investment income (loss)	9	45	4	—	5
Total realized gain (loss) on investments
and capital gains distributions	(3)	—	(1)	593	159
Net unrealized appreciation
(depreciation) of investments	(56)	—	(14)	(1,343)	(174)
Net increase (decrease) in net assets
resulting from operations	(50)	45	(11)	(750)	(10)
Changes from principal transactions:
Premiums	17	142	1	40	5
Death benefits	(8)	—	(4)	(22)	—
Surrenders & withdrawals	(4)	(153)	(3)	(5)	—
Policy loans	22	137	—	(11)	(8)
Contract charges	(10)	(49)	(3)	(75)	(8)
Cost of insurance & administrative charges	—	—	—	—	—
Transfers between Divisions (including
fixed account), net	(19)	(27)	1	22	(14)
Increase (decrease) in net assets
derived from principal transactions	(2)	50	(8)	(51)	(25)
Total increase (decrease) in net assets	(52)	95	(19)	(801)	(35)
Net assets at December 31, 2022	290	3,299	68	1,659	296

Increase (decrease) in net assets
Operations:
Net investment income (loss)	12	149	5	—	4
Total realized gain (loss) on investments
and capital gains distributions	(1)	—	—	(204)	(38)
Net unrealized appreciation
(depreciation) of investments	9	(6)	4	764	71
Net increase (decrease) in net assets
resulting from operations	20	143	9	560	37
Changes from principal transactions:
Premiums	15	144	2	34	5
Death benefits	—	(5)	—	(32)	(8)
Surrenders & withdrawals	—	(122)	—	(246)	—
Policy loans	—	1	—	(1)	—
Contract charges	(9)	(51)	(3)	(68)	(7)
Cost of insurance & administrative charges	—	—	—	1	—
Transfers between Divisions (including
fixed account), net	(4)	(2)	(1)	25	(5)
Increase (decrease) in net assets
derived from principal transactions	2	(35)	(2)	(287)	(15)
Total increase (decrease) in net assets	22	108	7	273	22
Net assets at December 31, 2023	$312	$3,407	$75	$1,932	$318

The accompanying notes are an integral part of these financial statements.
18

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
VARIABLE LIFE SEPARATE ACCOUNT I
Statements of Changes in Net Assets
For the Years Ended December 31, 2023 and 2022
(In thousands)

	Voya Limited Maturity Bond Portfolio - Service Class	Voya Retirement Growth Portfolio - Institutional Class	Voya Retirement Moderate Growth Portfolio - Institutional Class	Voya Retirement Moderate Portfolio - Institutional Class	Voya U.S. Stock Index Portfolio - Institutional Class
Net assets at January 1, 2022	$159	$280	$936	$363	$1,485

Increase (decrease) in net assets
Operations:
Net investment income (loss)	2	4	15	7	13
Total realized gain (loss) on investments
and capital gains distributions	—	29	98	32	163
Net unrealized appreciation
(depreciation) of investments	(10)	(78)	(260)	(92)	(445)
Net increase (decrease) in net assets
resulting from operations	(8)	(45)	(147)	(53)	(269)
Changes from principal transactions:
Premiums	12	7	30	—	21
Death benefits	(7)	—	—	(5)	—
Surrenders & withdrawals	(9)	—	(19)	—	(115)
Policy loans	—	—	—	—	(4)
Contract charges	(9)	(19)	(20)	(15)	(24)
Cost of insurance & administrative charges	—	—	—	—	—
Transfers between Divisions (including
fixed account), net	—	—	—	—	(173)
Increase (decrease) in net assets
derived from principal transactions	(13)	(12)	(9)	(20)	(295)
Total increase (decrease) in net assets	(21)	(57)	(156)	(73)	(564)
Net assets at December 31, 2022	138	223	780	290	921

Increase (decrease) in net assets
Operations:
Net investment income (loss)	5	4	13	6	15
Total realized gain (loss) on investments
and capital gains distributions	(1)	16	16	9	128
Net unrealized appreciation
(depreciation) of investments	2	19	86	17	85
Net increase (decrease) in net assets
resulting from operations	6	39	115	32	228
Changes from principal transactions:
Premiums	13	7	30	—	9
Death benefits	—	—	(163)	—	—
Surrenders & withdrawals	(2)	—	—	—	(121)
Policy loans	2	—	—	—	(2)
Contract charges	(10)	(20)	(18)	(18)	(17)
Cost of insurance & administrative charges	—	—	—	—	—
Transfers between Divisions (including
fixed account), net	1	1	(11)	—	12
Increase (decrease) in net assets
derived from principal transactions	4	(12)	(162)	(18)	(119)
Total increase (decrease) in net assets	10	27	(47)	14	109
Net assets at December 31, 2023	$148	$250	$733	$304	$1,030
The accompanying notes are an integral part of these financial statements.
19

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
VARIABLE LIFE SEPARATE ACCOUNT I
Statements of Changes in Net Assets
For the Years Ended December 31, 2023 and 2022
(In thousands)

	VY® CBRE Global Real Estate Portfolio - Service Class	VY® CBRE Real Estate Portfolio - Institutional Class	VY® Invesco Growth and Income Portfolio - Service Class	VY® JPMorgan Emerging Markets Equity Portfolio - Institutional Class	VY® JPMorgan Small Cap Core Equity Portfolio - Institutional Class
Net assets at January 1, 2022	$16	$1	$241	$343	$1,858

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	—	3	—	—
Total realized gain (loss) on investments
and capital gains distributions	—	—	24	57	254
Net unrealized appreciation
(depreciation) of investments	(4)	(1)	(41)	(135)	(579)
Net increase (decrease) in net assets
resulting from operations	(4)	(1)	(14)	(78)	(325)
Changes from principal transactions:
Premiums	1	—	10	6	28
Death benefits	(1)	—	—	—	(14)
Surrenders & withdrawals	(3)	—	—	(29)	(33)
Policy loans	—	—	(16)	18	—
Contract charges	(1)	—	(12)	(11)	(53)
Cost of insurance & administrative charges	—	—	—	—	—
Transfers between Divisions (including
fixed account), net	—	1	(1)	(51)	(3)
Increase (decrease) in net assets
derived from principal transactions	(4)	1	(19)	(67)	(75)
Total increase (decrease) in net assets	(8)	—	(33)	(145)	(400)
Net assets at December 31, 2022	8	1	208	198	1,458

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	—	3	4	5
Total realized gain (loss) on investments
and capital gains distributions	—	—	5	(18)	4
Net unrealized appreciation
(depreciation) of investments	1	—	13	28	149
Net increase (decrease) in net assets
resulting from operations	1	—	21	14	158
Changes from principal transactions:
Premiums	1	—	16	7	23
Death benefits	—	—	(23)	—	(52)
Surrenders & withdrawals	(1)	—	(13)	(7)	(182)
Policy loans	—	—	—	(15)	4
Contract charges	(1)	—	(19)	(11)	(46)
Cost of insurance & administrative charges	—	—	1	—	—
Transfers between Divisions (including
fixed account), net	1	—	(1)	1	(2)
Increase (decrease) in net assets
derived from principal transactions	—	—	(39)	(25)	(255)
Total increase (decrease) in net assets	1	—	(18)	(11)	(97)
Net assets at December 31, 2023	$9	$1	$190	$187	$1,361

The accompanying notes are an integral part of these financial statements.
20

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
VARIABLE LIFE SEPARATE ACCOUNT I
Statements of Changes in Net Assets
For the Years Ended December 31, 2023 and 2022
(In thousands)

	VY® T. Rowe Price Capital Appreciation Portfolio - Institutional Class	VY® T. Rowe Price Equity Income Portfolio - Institutional Class	Voya Global Bond Portfolio - Service Class	Voya Global Insights Portfolio - Initial Class	Voya International High Dividend Low Volatility Portfolio - Initial Class
Net assets at January 1, 2022	$4,160	$392	$39	$1,270	$151

Increase (decrease) in net assets
Operations:
Net investment income (loss)	51	8	1	—	6
Total realized gain (loss) on investments
and capital gains distributions	458	23	—	155	(12)
Net unrealized appreciation
(depreciation) of investments	(989)	(44)	(11)	(556)	(8)
Net increase (decrease) in net assets
resulting from operations	(480)	(13)	(10)	(401)	(14)
Changes from principal transactions:
Premiums	51	14	5	28	10
Death benefits	—	—	—	(11)	—
Surrenders & withdrawals	(493)	(31)	—	(33)	—
Policy loans	2	18	22	(5)	37
Contract charges	(227)	(15)	(4)	(38)	(6)
Cost of insurance & administrative charges	—	—	—	—	—
Transfers between Divisions (including
fixed account), net	168	(1)	(1)	3	(48)
Increase (decrease) in net assets
derived from principal transactions	(499)	(15)	22	(56)	(7)
Total increase (decrease) in net assets	(979)	(28)	12	(457)	(21)
Net assets at December 31, 2022	3,181	364	51	813	130

Increase (decrease) in net assets
Operations:
Net investment income (loss)	73	8	2	—	6
Total realized gain (loss) on investments
and capital gains distributions	324	9	—	93	(1)
Net unrealized appreciation
(depreciation) of investments	170	16	2	156	14
Net increase (decrease) in net assets
resulting from operations	567	33	4	249	19
Changes from principal transactions:
Premiums	32	13	5	38	8
Death benefits	—	(5)	—	(6)	—
Surrenders & withdrawals	(98)	(2)	—	(67)	—
Policy loans	(115)	2	(1)	(2)	—
Contract charges	(221)	(15)	(4)	(49)	(3)
Cost of insurance & administrative charges	—	—	—	—	—
Transfers between Divisions (including
fixed account), net	(32)	(14)	(1)	(12)	—
Increase (decrease) in net assets
derived from principal transactions	(434)	(21)	(1)	(98)	5
Total increase (decrease) in net assets	133	12	3	151	24
Net assets at December 31, 2023	$3,314	$376	$54	$964	$154

The accompanying notes are an integral part of these financial statements.
21

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
VARIABLE LIFE SEPARATE ACCOUNT I
Statements of Changes in Net Assets
For the Years Ended December 31, 2023 and 2022
(In thousands)

	Voya Solution Moderately Aggressive Portfolio - Initial Class	VY® Baron Growth Portfolio - Initial Class	VY® Columbia Small Cap Value II Portfolio - Initial Class	VY® Invesco Comstock Portfolio - Initial Class	VY® Invesco Equity and Income Portfolio - Initial Class
Net assets at January 1, 2022	$4	$724	$615	$137	$325

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	—	1	2	5
Total realized gain (loss) on investments
and capital gains distributions	—	55	55	2	41
Net unrealized appreciation
(depreciation) of investments	(1)	(224)	(132)	(4)	(71)
Net increase (decrease) in net assets
resulting from operations	(1)	(169)	(76)	—	(25)
Changes from principal transactions:
Premiums	—	14	3	5	7
Death benefits	—	—	—	—	—
Surrenders & withdrawals	—	—	(79)	—	(5)
Policy loans	—	(14)	(6)	—	—
Contract charges	—	(14)	(13)	(6)	(13)
Cost of insurance & administrative charges	—	—	—	—	—
Transfers between Divisions (including
fixed account), net	—	4	(66)	(2)	(27)
Increase (decrease) in net assets
derived from principal transactions	—	(10)	(161)	(3)	(38)
Total increase (decrease) in net assets	(1)	(179)	(237)	(3)	(63)
Net assets at December 31, 2022	3	545	378	134	262

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	—	3	3	5
Total realized gain (loss) on investments
and capital gains distributions	—	(16)	9	21	1
Net unrealized appreciation
(depreciation) of investments	—	91	34	(9)	17
Net increase (decrease) in net assets
resulting from operations	—	75	46	15	23
Changes from principal transactions:
Premiums	—	21	3	5	4
Death benefits	—	—	—	(7)	—
Surrenders & withdrawals	—	(107)	(24)	—	(89)
Policy loans	—	3	(34)	—	—
Contract charges	—	(23)	(12)	(5)	(5)
Cost of insurance & administrative charges	—	—	—	—	—
Transfers between Divisions (including
fixed account), net	—	(24)	(35)	(12)	7
Increase (decrease) in net assets
derived from principal transactions	—	(130)	(102)	(19)	(83)
Total increase (decrease) in net assets	—	(55)	(56)	(4)	(60)
Net assets at December 31, 2023	$3	$490	$322	$130	$202

The accompanying notes are an integral part of these financial statements.
22

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
VARIABLE LIFE SEPARATE ACCOUNT I
Statements of Changes in Net Assets
For the Years Ended December 31, 2023 and 2022
(In thousands)

	VY® JPMorgan Mid Cap Value Portfolio - Initial Class	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Initial Class	Voya Strategic Allocation Moderate Portfolio - Class I	Voya Growth and Income Portfolio - Class I	Voya Global High Dividend Low Volatility Portfolio - Class I
Net assets at January 1, 2022	$33	$2,939	$18	$11,651	$172

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	—	—	107	4
Total realized gain (loss) on investments
and capital gains distributions	3	539	3	(159)	11
Net unrealized appreciation
(depreciation) of investments	(7)	(1,249)	(5)	(1,599)	(24)
Net increase (decrease) in net assets
resulting from operations	(4)	(710)	(2)	(1,651)	(9)
Changes from principal transactions:
Premiums	—	45	—	125	4
Death benefits	(4)	(10)	—	(15)	(2)
Surrenders & withdrawals	—	(23)	—	(586)	(13)
Policy loans	—	(28)	—	(1)	2
Contract charges	(1)	(81)	—	(13)	(5)
Cost of insurance & administrative charges	—	—	—	—	—
Transfers between Divisions (including
fixed account), net	2	(15)	(12)	(427)	(12)
Increase (decrease) in net assets
derived from principal transactions	(3)	(112)	(12)	(917)	(26)
Total increase (decrease) in net assets	(7)	(822)	(14)	(2,568)	(35)
Net assets at December 31, 2022	26	2,117	4	9,083	137

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	—	—	112	4
Total realized gain (loss) on investments
and capital gains distributions	3	(39)	—	10	6
Net unrealized appreciation
(depreciation) of investments	—	463	—	2,192	(1)
Net increase (decrease) in net assets
resulting from operations	3	424	—	2,314	9
Changes from principal transactions:
Premiums	—	40	—	108	2
Death benefits	—	(9)	—	(10)	(2)
Surrenders & withdrawals	—	(87)	—	(1,318)	(2)
Policy loans	—	3	—	—	—
Contract charges	(1)	(74)	—	(13)	(4)
Cost of insurance & administrative charges	—	1	—	—	—
Transfers between Divisions (including
fixed account), net	—	(34)	—	576	1
Increase (decrease) in net assets
derived from principal transactions	(1)	(160)	—	(657)	(5)
Total increase (decrease) in net assets	2	264	—	1,657	4
Net assets at December 31, 2023	$28	$2,381	$4	$10,740	$141

The accompanying notes are an integral part of these financial statements.
23

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
VARIABLE LIFE SEPARATE ACCOUNT I
Statements of Changes in Net Assets
For the Years Ended December 31, 2023 and 2022
(In thousands)

	Voya Index Plus LargeCap Portfolio - Class I	Voya Index Plus MidCap Portfolio - Class I	Voya Index Plus SmallCap Portfolio - Class I	Voya International Index Portfolio - Class I	Voya Russell™ Large Cap Growth Index Portfolio - Class I
Net assets at January 1, 2022	$151	$246	$139	$—	$3,579

Increase (decrease) in net assets
Operations:
Net investment income (loss)	1	2	1	—	12
Total realized gain (loss) on investments
and capital gains distributions	36	41	20	1	441
Net unrealized appreciation
(depreciation) of investments	(65)	(78)	(40)	44	(1,497)
Net increase (decrease) in net assets
resulting from operations	(28)	(35)	(19)	45	(1,044)
Changes from principal transactions:
Premiums	3	4	2	12	44
Death benefits	—	—	—	(11)	(25)
Surrenders & withdrawals	—	(6)	(3)	—	(98)
Policy loans	(1)	(1)	(1)	3	(44)
Contract charges	(11)	(11)	(11)	(18)	(101)
Cost of insurance & administrative charges	—	—	—	—	—
Transfers between Divisions (including
fixed account), net	—	(1)	—	727	3
Increase (decrease) in net assets
derived from principal transactions	(9)	(15)	(13)	713	(221)
Total increase (decrease) in net assets	(37)	(50)	(32)	758	(1,265)
Net assets at December 31, 2022	114	196	107	758	2,314

Increase (decrease) in net assets
Operations:
Net investment income (loss)	1	2	1	40	13
Total realized gain (loss) on investments
and capital gains distributions	5	(8)	2	14	611
Net unrealized appreciation
(depreciation) of investments	24	34	19	71	318
Net increase (decrease) in net assets
resulting from operations	30	28	22	125	942
Changes from principal transactions:
Premiums	27	27	32	19	39
Death benefits	—	—	—	—	(122)
Surrenders & withdrawals	—	(61)	—	(99)	(390)
Policy loans	(2)	(1)	(1)	12	(8)
Contract charges	(13)	(12)	(12)	(34)	(93)
Cost of insurance & administrative charges	—	—	—	1	1
Transfers between Divisions (including
fixed account), net	—	(14)	—	(21)	(57)
Increase (decrease) in net assets
derived from principal transactions	12	(61)	19	(122)	(630)
Total increase (decrease) in net assets	42	(33)	41	3	312
Net assets at December 31, 2023	$156	$163	$148	$761	$2,626

The accompanying notes are an integral part of these financial statements.
24

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
VARIABLE LIFE SEPARATE ACCOUNT I
Statements of Changes in Net Assets
For the Years Ended December 31, 2023 and 2022
(In thousands)

	Voya Russell™ Large Cap Index Portfolio - Class I	Voya Russell™ Large Cap Value Index Portfolio - Class I	Voya Russell™ Mid Cap Growth Index Portfolio - Class I	Voya Russell™ Small Cap Index Portfolio - Class I	Voya Small Company Portfolio - Class I
Net assets at January 1, 2022	$558	$606	$15	$115	$160

Increase (decrease) in net assets
Operations:
Net investment income (loss)	3	7	—	1	—
Total realized gain (loss) on investments
and capital gains distributions	32	33	1	8	34
Net unrealized appreciation
(depreciation) of investments	(146)	(72)	(5)	(32)	(60)
Net increase (decrease) in net assets
resulting from operations	(111)	(32)	(4)	(23)	(26)
Changes from principal transactions:
Premiums	2	17	—	1	3
Death benefits	—	—	—	—	—
Surrenders & withdrawals	—	(48)	(1)	—	—
Policy loans	(2)	1	—	(3)	—
Contract charges	(18)	(22)	—	(5)	(6)
Cost of insurance & administrative charges	—	—	—	—	—
Transfers between Divisions (including
fixed account), net	—	—	1	1	(1)
Increase (decrease) in net assets
derived from principal transactions	(18)	(52)	—	(6)	(4)
Total increase (decrease) in net assets	(129)	(84)	(4)	(29)	(30)
Net assets at December 31, 2022	429	522	11	86	130

Increase (decrease) in net assets
Operations:
Net investment income (loss)	6	10	—	2	1
Total realized gain (loss) on investments
and capital gains distributions	13	43	—	3	(3)
Net unrealized appreciation
(depreciation) of investments	105	(11)	3	9	29
Net increase (decrease) in net assets
resulting from operations	124	42	3	14	27
Changes from principal transactions:
Premiums	2	22	—	2	3
Death benefits	—	(1)	—	—	—
Surrenders & withdrawals	—	(88)	—	(4)	—
Policy loans	4	(3)	—	2	15
Contract charges	(20)	(22)	—	(5)	(6)
Cost of insurance & administrative charges	—	—	—	—	—
Transfers between Divisions (including
fixed account), net	(1)	(11)	—	—	(1)
Increase (decrease) in net assets
derived from principal transactions	(15)	(103)	—	(5)	11
Total increase (decrease) in net assets	109	(61)	3	9	38
Net assets at December 31, 2023	$538	$461	$14	$95	$168

The accompanying notes are an integral part of these financial statements.
25

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
VARIABLE LIFE SEPARATE ACCOUNT I
Statements of Changes in Net Assets
For the Years Ended December 31, 2023 and 2022
(In thousands)

	Voya U.S. Bond Index Portfolio - Class I	Voya MidCap Opportunities Portfolio - Class I	Voya SmallCap Opportunities Portfolio - Class I
Net assets at January 1, 2022	$570	$313	$460

Increase (decrease) in net assets
Operations:
Net investment income (loss)	11	—	—
Total realized gain (loss) on investments
and capital gains distributions	(6)	135	67
Net unrealized appreciation
(depreciation) of investments	(80)	(213)	(172)
Net increase (decrease) in net assets
resulting from operations	(75)	(78)	(105)
Changes from principal transactions:
Premiums	16	—	10
Death benefits	—	(3)	(5)
Surrenders & withdrawals	—	(7)	(1)
Policy loans	4	—	1
Contract charges	(36)	(9)	(13)
Cost of insurance & administrative charges	—	—	—
Transfers between Divisions (including
fixed account), net	(2)	1	(6)
Increase (decrease) in net assets
derived from principal transactions	(18)	(18)	(14)
Total increase (decrease) in net assets	(93)	(96)	(119)
Net assets at December 31, 2022	477	217	341

Increase (decrease) in net assets
Operations:
Net investment income (loss)	19	—	—
Total realized gain (loss) on investments
and capital gains distributions	(6)	(111)	(36)
Net unrealized appreciation
(depreciation) of investments	11	154	102
Net increase (decrease) in net assets
resulting from operations	24	43	66
Changes from principal transactions:
Premiums	15	—	9
Death benefits	—	—	—
Surrenders & withdrawals	—	(42)	(39)
Policy loans	33	—	17
Contract charges	(43)	(7)	(12)
Cost of insurance & administrative charges	—	—	—
Transfers between Divisions (including
fixed account), net	5	(5)	(29)
Increase (decrease) in net assets
derived from principal transactions	10	(54)	(54)
Total increase (decrease) in net assets	34	(11)	12
Net assets at December 31, 2023	$511	$206	$353

The accompanying notes are an integral part of these financial statements.
26

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
VARIABLE LIFE SEPARATE ACCOUNT I
Notes to Financial Statements

1.    ORGANIZATION
ReliaStar Life Insurance Company of New York Variable Life Separate Account I (the "Account") was established by ReliaStar Life Insurance Company of New York ("RLNY" or the "Company") to support the operations of variable life insurance policies ("Policies"). The Company is an indirect, wholly owned subsidiary of Voya Financial, Inc., a holding company domiciled in the State of Delaware.

The Account is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. RLNY provides for variable accumulation and benefits under the Policies by crediting premium payments to one or more divisions within the Account or an investment option in the Company's fixed account, as directed by the policyholders. The portion of the Account's assets applicable to Policies will not be charged with liabilities arising out of any other business RLNY may conduct, but obligations of the Account, including the promise to make benefit payments, are obligations of RLNY. Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of RLNY.

At December 31, 2023, the Account had 53 investment divisions (the "Divisions"), 9 of which invest in independently managed mutual funds and 44 of which invest in mutual funds managed by an affiliate, Voya Investments, LLC. The assets in each Division are invested in shares of a designated fund ("Fund") of various investment trusts (the "Trusts").

The Divisions with asset balances at December 31, 2023 and related Trusts are as follows:

American Funds Insurance Series:	VY® T. Rowe Price Capital Appreciation Portfolio - Institutional Class
American Funds Insurance Series® Growth Fund - Class 2	VY® T. Rowe Price Equity Income Portfolio - Institutional Class
American Funds Insurance Series® Growth-Income Fund - Class 2	Voya Partners, Inc.:
American Funds Insurance Series® International Fund - Class 2	Voya Global Bond Portfolio - Service Class
BlackRock Variable Series Funds, Inc.:	Voya Global Insights Portfolio - Initial Class
BlackRock Global Allocation V.I. Fund - Class III	Voya International High Dividend Low Volatility Portfolio - Initial Class
Fidelity Variable Insurance Products Fund:	Voya Solution Moderately Aggressive Portfolio - Initial Class
Fidelity® VIP Equity-Income Portfolio - Initial Class	VY® Baron Growth Portfolio - Initial Class
Fidelity Variable Insurance Products Fund II:	VY® Columbia Small Cap Value II Portfolio - Initial Class
Fidelity® VIP Contrafund® Portfolio - Initial Class	VY® Invesco Comstock Portfolio - Initial Class
Fidelity® VIP Index 500 Portfolio - Initial Class	VY® Invesco Equity and Income Portfolio - Initial Class
Fidelity Variable Insurance Products Fund V:	VY® JPMorgan Mid Cap Value Portfolio - Initial Class
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Initial Class
Neuberger Berman Advisers Management Trust:	Voya Strategic Allocation Portfolios, Inc.:
Neuberger Berman Advisers Management Trust® Sustainable Equity Portfolio - Class I Shares	Voya Strategic Allocation Moderate Portfolio - Class I
Voya Balanced Portfolio, Inc.:	Voya Variable Funds:
Voya Balanced Portfolio - Class I	Voya Growth and Income Portfolio - Class I
Voya Intermediate Bond Portfolio:	Voya Variable Portfolios, Inc.:
Voya Intermediate Bond Portfolio - Class I	Voya Global High Dividend Low Volatility Portfolio - Class I
Voya Investors Trust:	Voya Index Plus LargeCap Portfolio - Class I
Voya Government Liquid Assets Portfolio - Class I	Voya Index Plus MidCap Portfolio - Class I
Voya High Yield Portfolio - Institutional Class	Voya Index Plus SmallCap Portfolio - Class I
Voya Large Cap Growth Portfolio - Institutional Class	Voya International Index Portfolio - Class I
Voya Large Cap Value Portfolio - Institutional Class	Voya Russell™ Large Cap Growth Index Portfolio - Class I
Voya Limited Maturity Bond Portfolio - Service Class	Voya Russell™ Large Cap Index Portfolio - Class I
Voya Retirement Growth Portfolio - Institutional Class	Voya Russell™ Large Cap Value Index Portfolio - Class I
Voya Retirement Moderate Growth Portfolio - Institutional Class	Voya Russell™ Mid Cap Growth Index Portfolio - Class I
Voya Retirement Moderate Portfolio - Institutional Class	Voya Russell™ Small Cap Index Portfolio - Class I
Voya U.S. Stock Index Portfolio - Institutional Class	Voya Small Company Portfolio - Class I
VY® CBRE Global Real Estate Portfolio - Service Class	Voya U.S. Bond Index Portfolio - Class I
VY® CBRE Real Estate Portfolio - Institutional Class	Voya Variable Products Trust:
VY® Invesco Growth and Income Portfolio - Service Class	Voya MidCap Opportunities Portfolio - Class I
VY® JPMorgan Emerging Markets Equity Portfolio - Institutional Class	Voya SmallCap Opportunities Portfolio - Class I
VY® JPMorgan Small Cap Core Equity Portfolio - Institutional Class

27

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
VARIABLE LIFE SEPARATE ACCOUNT I
Notes to Financial Statements

The name of the following Division was changed in 2023:

Current Name	Former Name
Voya Partners, Inc.:	Voya Partners, Inc.:
Voya Global Insights Portfolio - Initial Class	VY® Invesco Global Portfolio - Initial Class

2.    SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of the significant accounting policies of the Account:

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Investments

Investments are made in shares of a Division and are recorded at fair value, determined by the net asset value per share of the respective Division. Investment transactions in each Division are recorded on the trade date. Distributions of net investment income and capital gains from each Division are recognized on the ex-distribution date. Realized gains and losses on redemptions of the shares of the Division are determined on a first-in, first-out basis. The difference between cost and current fair value of investments owned on the day of measurement is recorded as unrealized appreciation or depreciation of investments.

Federal Income Taxes

Operations of the Account form a part of, and are taxed with, the total operations of RLNY, which is taxed as a life insurance company under the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited to policyholders. Accordingly, earnings and realized capital gains of the Account attributable to the policyholders are excluded in the determination of the federal income tax liability of RLNY, and no charge is being made to the Account for federal income taxes for these amounts. The Company will review this tax accounting in the event of changes in the tax law. Such changes in the law may result in a charge for federal income taxes. Uncertain tax positions are assessed at the parent level on a consolidated basis, including taxes of the operations of the Separate Account.

Policyholder Reserves

Policyholder reserves of the Account are represented by net assets on the Statements of Assets and Liabilities and are equal to the aggregate account values of the policyholders invested in the Account Divisions. To the extent that benefits to be paid to the policyholders exceed their account values, RLNY will contribute additional funds to the benefit proceeds. Conversely, if amounts allocated exceed amounts required, transfers may be made to RLNY.

Changes from Principal Transactions

Included in Changes from principal transactions on the Statements of Changes in Net Assets are items which relate to policyholder activity, including premiums, death benefits, surrenders and withdrawals, policy loans, and contract charges. Also included are transfers between the fixed account and the Divisions, transfers between Divisions, and transfers to (from) RLNY related to gains and losses resulting from actual mortality experience (the full responsibility for which is assumed by RLNY).

Subsequent Events

The Company has evaluated all events through the date the financial statements were issued to determine whether any event required either recognition or disclosure in the financial statements. The Company is not aware of any subsequent events that would have a material effect on the financial statements of the Account.

28

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
VARIABLE LIFE SEPARATE ACCOUNT I
Notes to Financial Statements

3.    FINANCIAL INSTRUMENTS
The Account invests assets in shares of open-end mutual funds, which process orders to purchase and redeem shares on a daily basis at the fund's next computed net asset values ("NAV"). The fair value of the Account's assets is based on the NAVs of mutual funds, which are obtained from the transfer agents or fund companies and reflect the fair values of the mutual fund investments. The NAV is calculated daily upon close of the New York Stock Exchange and is based on the fair values of the underlying securities.

The Account's assets are recorded at fair value on the Statements of Assets and Liabilities and are categorized as Level 1 as of December 31, 2023 based on the priority of the inputs to the valuation technique below. There were no transfers among the levels for the year ended December 31, 2023. The Account had no liabilities as of December 31, 2023.

The Account categorizes its financial instruments into a three-level hierarchy based on the priority of inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

•Level 1 - Unadjusted quoted prices for identical assets or liabilities in an active market. The Account defines an active market as a market in which transactions take place with sufficient frequency and volume to provide pricing information on an ongoing basis.
•Level 2 - Quoted prices in markets that are not active or valuation techniques that require inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:
a.Quoted prices for similar assets or liabilities in active markets;
b.Quoted prices for identical or similar assets or liabilities in non-active markets;
c.Inputs other than quoted market prices that are observable; and
d.Inputs that are derived principally from or corroborated by observable market data through correlation or other means.
•Level 3 - Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These valuations, whether derived internally or obtained from a third party, use critical assumptions that are not widely available to estimate market participant expectations in valuing the asset or liability.

4.    CHARGES AND FEES
Under the terms of the Policies, certain charges and fees are incurred by the Policies to cover RLNY’s expenses in connection with the issuance and administration of the Policies. Following is a summary of these charges and fees:

Premium Expense Charge

RLNY deducts a premium charge from 3.75% to 6.25% of each premium payment as defined in the Policies. These charges are assessed through the redemption of units.

Mortality and Expense Risk Charges

For all Policies, mortality and expense risk charges result in a deduction in the daily computation of unit values. RLNY currently deducts this charge at an annual rate of up to 0.90% of the accumulation value of the Policy in years one through ten, in accordance with the terms of the Policies. After the tenth policy year, the charge may be eliminated or reduced. These charges are assessed through a reduction in unit values.

Other Policy Charges

The monthly cost of insurance charge varies based on the insured's sex, issue age, policy year, rate class, and the face amount of the contract. The monthly amount charge and charges for optional insurance benefits vary based on a number of factors and are defined in the Policies. These charges are assessed through the redemption of units.

The monthly administrative charge currently ranges from $7.50 to $8.50 per month. These charges are assessed through the redemption of units.

29

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
VARIABLE LIFE SEPARATE ACCOUNT I
Notes to Financial Statements

Surrender and Lapse Charges

As defined in the Policies, RLNY assesses a surrender charge if the Policies lapse or are surrendered before a specified period. These charges are assessed through the redemption of units.

Fees Waived by RLNY

Certain charges and fees for various types of Policies may be waived by RLNY. RLNY reserves the right to discontinue these waivers at its discretion or to conform with changes in the law.

5.    RELATED PARTY TRANSACTIONS
Management fees were paid to Voya Investments, LLC, an affiliate of the Company, in its capacity as investment adviser to Voya Balanced Portfolio, Inc., Voya Intermediate Bond Portfolio, Voya Investors Trust, Voya Partners, Inc., Voya Strategic Allocation Portfolios, Inc., Voya Variable Funds, Voya Variable Portfolios, Inc., and Voya Variable Products Trust. The Trusts' advisory agreements provide for fees at annual rates ranging from 0.18% to 1.25% of the average net assets of each respective Fund.

30

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
VARIABLE LIFE SEPARATE ACCOUNT I
Notes to Financial Statements

6.    PURCHASES AND SALES OF INVESTMENT SECURITIES
The aggregate cost of purchases and proceeds from sales of investments for the year ended December 31, 2023 follow:

	Purchases	Sales
	(In thousands)
American Funds Insurance Series:
American Funds Insurance Series® Growth Fund - Class 2	$204	$215
American Funds Insurance Series® Growth-Income Fund - Class 2	74	30
American Funds Insurance Series® International Fund - Class 2	27	82
BlackRock Variable Series Funds, Inc.:
BlackRock Global Allocation V.I. Fund - Class III	6	10
Fidelity Variable Insurance Products Fund:
Fidelity® VIP Equity-Income Portfolio - Initial Class	82	57
Fidelity Variable Insurance Products Fund II:
Fidelity® VIP Contrafund® Portfolio - Initial Class	123	181
Fidelity® VIP Index 500 Portfolio - Initial Class	8	28
Fidelity Variable Insurance Products Fund V:
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	1	1
Neuberger Berman Advisers Management Trust:
Neuberger Berman Advisers Management Trust® Sustainable Equity Portfolio - Class I Shares	2	4
Voya Balanced Portfolio, Inc.:
Voya Balanced Portfolio - Class I	131	292
Voya Intermediate Bond Portfolio:
Voya Intermediate Bond Portfolio - Class I	21	9
Voya Investors Trust:
Voya Government Liquid Assets Portfolio - Class I	500	376
Voya High Yield Portfolio - Institutional Class	6	3
Voya Large Cap Growth Portfolio - Institutional Class	40	327
Voya Large Cap Value Portfolio - Institutional Class	24	33
Voya Limited Maturity Bond Portfolio - Service Class	20	10
Voya Retirement Growth Portfolio - Institutional Class	27	16
Voya Retirement Moderate Growth Portfolio - Institutional Class	91	190
Voya Retirement Moderate Portfolio - Institutional Class	19	18
Voya U.S. Stock Index Portfolio - Institutional Class	155	162
VY® CBRE Global Real Estate Portfolio - Service Class	2	2
VY® CBRE Real Estate Portfolio - Institutional Class	—	—
VY® Invesco Growth and Income Portfolio - Service Class	21	45
VY® JPMorgan Emerging Markets Equity Portfolio - Institutional Class	7	28
VY® JPMorgan Small Cap Core Equity Portfolio - Institutional Class	125	284
VY® T. Rowe Price Capital Appreciation Portfolio - Institutional Class	408	445
VY® T. Rowe Price Equity Income Portfolio - Institutional Class	38	29
Voya Partners, Inc.:
Voya Global Bond Portfolio - Service Class	3	2
Voya Global Insights Portfolio - Initial Class	113	113
Voya International High Dividend Low Volatility Portfolio - Initial Class	13	3
Voya Solution Moderately Aggressive Portfolio - Initial Class	—	—
VY® Baron Growth Portfolio - Initial Class	60	160
VY® Columbia Small Cap Value II Portfolio - Initial Class	38	114
VY® Invesco Comstock Portfolio - Initial Class	25	24
VY® Invesco Equity and Income Portfolio - Initial Class	30	93
VY® JPMorgan Mid Cap Value Portfolio - Initial Class	3	1
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Initial Class	27	184
Voya Strategic Allocation Portfolios, Inc.:
Voya Strategic Allocation Moderate Portfolio - Class I	—	—
Voya Variable Funds:
Voya Growth and Income Portfolio - Class I	159	770
31

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
VARIABLE LIFE SEPARATE ACCOUNT I
Notes to Financial Statements

	Purchases	Sales
	(In thousands)
Voya Variable Portfolios, Inc.:
Voya Global High Dividend Low Volatility Portfolio - Class I	$10	$6
Voya Index Plus LargeCap Portfolio - Class I	29	13
Voya Index Plus MidCap Portfolio - Class I	35	88
Voya Index Plus SmallCap Portfolio - Class I	37	13
Voya International Index Portfolio - Class I	57	139
Voya Russell™ Large Cap Growth Index Portfolio - Class I	165	661
Voya Russell™ Large Cap Index Portfolio - Class I	12	21
Voya Russell™ Large Cap Value Index Portfolio - Class I	23	115
Voya Russell™ Mid Cap Growth Index Portfolio - Class I	1	1
Voya Russell™ Small Cap Index Portfolio - Class I	9	8
Voya Small Company Portfolio - Class I	17	5
Voya U.S. Bond Index Portfolio - Class I	58	29
Voya Variable Products Trust:
Voya MidCap Opportunities Portfolio - Class I	—	54
Voya SmallCap Opportunities Portfolio - Class I	29	83

32

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
VARIABLE LIFE SEPARATE ACCOUNT I
Notes to Financial Statements

7.    CHANGES IN UNITS
The net changes in units outstanding follow:

	Year Ended December 31,
	2023			2022
	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
American Funds Insurance Series:
American Funds Insurance Series® Growth Fund - Class 2	876	2,384	(1,508)	802	760	42
American Funds Insurance Series® Growth-Income Fund - Class 2	426	627	(201)	594	1,173	(579)
American Funds Insurance Series® International Fund - Class 2	792	2,293	(1,501)	1,175	4,348	(3,173)
BlackRock Variable Series Funds, Inc.:
BlackRock Global Allocation V.I. Fund - Class III	173	440	(267)	143	394	(251)
Fidelity Variable Insurance Products Fund:
Fidelity® VIP Equity-Income Portfolio - Initial Class	453	735	(282)	893	861	32
Fidelity Variable Insurance Products Fund II:
Fidelity® VIP Contrafund® Portfolio - Initial Class	443	1,121	(678)	322	959	(637)
Fidelity® VIP Index 500 Portfolio - Initial Class	—	186	(186)	120	410	(290)
Fidelity Variable Insurance Products Fund V:
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	—	29	(29)	—	240	(240)
Neuberger Berman Advisers Management Trust:
Neuberger Berman Advisers Management Trust® Sustainable Equity Portfolio - Class I Shares	17	76	(59)	47	103	(56)
Voya Balanced Portfolio, Inc.:
Voya Balanced Portfolio - Class I	22,941	67,409	(44,468)	16,709	81,741	(65,032)
Voya Intermediate Bond Portfolio:
Voya Intermediate Bond Portfolio - Class I	2,233	2,156	77	2,741	5,730	(2,989)
Voya Investors Trust:
Voya Government Liquid Assets Portfolio - Class I	58,894	88,368	(29,474)	30,154	62,655	(32,501)
Voya High Yield Portfolio - Institutional Class	223	315	(92)	152	991	(839)
Voya Large Cap Growth Portfolio - Institutional Class	915	5,233	(4,318)	1,574	2,429	(855)
Voya Large Cap Value Portfolio - Institutional Class	499	1,043	(544)	268	1,020	(752)
Voya Limited Maturity Bond Portfolio - Service Class	1,356	1,042	314	1,233	2,209	(976)
Voya Retirement Growth Portfolio - Institutional Class	306	810	(504)	274	771	(497)
Voya Retirement Moderate Growth Portfolio - Institutional Class	1,276	7,850	(6,574)	1,373	1,613	(240)
Voya Retirement Moderate Portfolio - Institutional Class	—	869	(869)	2	942	(940)
Voya U.S. Stock Index Portfolio - Institutional Class	837	2,977	(2,140)	411	6,495	(6,084)
VY® CBRE Global Real Estate Portfolio - Service Class	108	105	3	59	342	(283)
VY® CBRE Real Estate Portfolio - Institutional Class	—	—	—	—	—	—
VY® Invesco Growth and Income Portfolio - Service Class	441	1,484	(1,043)	697	1,181	(484)
VY® JPMorgan Emerging Markets Equity Portfolio - Institutional Class	415	1,546	(1,131)	1,735	4,498	(2,763)
VY® JPMorgan Small Cap Core Equity Portfolio - Institutional Class	1,006	5,769	(4,763)	873	2,302	(1,429)
VY® T. Rowe Price Capital Appreciation Portfolio - Institutional Class	508	5,975	(5,467)	3,095	9,762	(6,667)
VY® T. Rowe Price Equity Income Portfolio - Institutional Class	416	956	(540)	869	1,281	(412)
Voya Partners, Inc.:
Voya Global Bond Portfolio - Service Class	329	328	1	1,635	347	1,288
Voya Global Insights Portfolio - Initial Class	989	3,476	(2,487)	872	2,330	(1,458)
Voya International High Dividend Low Volatility Portfolio - Initial Class	460	190	270	2,894	3,386	(492)
Voya Solution Moderately Aggressive Portfolio - Initial Class	1	17	(16)	1	17	(16)
VY® Baron Growth Portfolio - Initial Class	691	2,901	(2,210)	441	606	(165)
VY® Columbia Small Cap Value II Portfolio - Initial Class	444	3,617	(3,173)	118	5,136	(5,018)
VY® Invesco Comstock Portfolio - Initial Class	138	528	(390)	110	194	(84)
VY® Invesco Equity and Income Portfolio - Initial Class	275	2,349	(2,074)	187	1,182	(995)
VY® JPMorgan Mid Cap Value Portfolio - Initial Class	—	11	(11)	—	73	(73)
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Initial Class	965	3,696	(2,731)	1,517	3,478	(1,961)
Voya Strategic Allocation Portfolios, Inc.:
Voya Strategic Allocation Moderate Portfolio - Class I	—	11	(11)	—	417	(417)
33

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
VARIABLE LIFE SEPARATE ACCOUNT I
Notes to Financial Statements

	Year Ended December 31,
	2023			2022
	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Voya Variable Funds:
Voya Growth and Income Portfolio - Class I	6,624	54,243	(47,619)	8,033	71,316	(63,283)
Voya Variable Portfolios, Inc.:
Voya Global High Dividend Low Volatility Portfolio - Class I	161	465	(304)	938	2,651	(1,713)
Voya Index Plus LargeCap Portfolio - Class I	506	281	225	77	265	(188)
Voya Index Plus MidCap Portfolio - Class I	550	1,762	(1,212)	91	390	(299)
Voya Index Plus SmallCap Portfolio - Class I	702	284	418	41	327	(286)
Voya International Index Portfolio - Class I	2,588	13,306	(10,718)	76,335	3,516	72,819
Voya Russell™ Large Cap Growth Index Portfolio - Class I	848	8,643	(7,795)	1,086	3,963	(2,877)
Voya Russell™ Large Cap Index Portfolio - Class I	124	370	(246)	111	415	(304)
Voya Russell™ Large Cap Value Index Portfolio - Class I	516	2,922	(2,406)	423	1,612	(1,189)
Voya Russell™ Mid Cap Growth Index Portfolio - Class I	10	12	(2)	26	18	8
Voya Russell™ Small Cap Index Portfolio - Class I	147	305	(158)	92	284	(192)
Voya Small Company Portfolio - Class I	661	212	449	115	218	(103)
Voya U.S. Bond Index Portfolio - Class I	3,412	2,740	672	1,811	3,082	(1,271)
Voya Variable Products Trust:
Voya MidCap Opportunities Portfolio - Class I	10	1,366	(1,356)	9	484	(475)
Voya SmallCap Opportunities Portfolio - Class I	306	777	(471)	98	217	(119)

34

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
VARIABLE LIFE SEPARATE ACCOUNT I
Notes to Financial Statements

8.    FINANCIAL HIGHLIGHTS
A summary of units outstanding, unit values, and net assets for variable life policies, investment income ratios, expense ratios, excluding expenses of underlying funds, and total returns for the years ended December 31, 2023, 2022, 2021, 2020, and 2019 follows:

	Fund		Unit Fair Value	Net	Investment		Total ReturnD
	Inception	Units	Corresponding to	Assets	Income	Expense RatioC	Corresponding to
	DateA	(000s)	Lowest to Highest Expense Ratio	(000s)	RatioB	Lowest to Highest	Lowest to Highest Expense Ratio
American Funds Insurance Series® Growth Fund - Class 2
2023		24	$106.14	$2,510	0.36%	0.00%	38.49%
2022		25	$76.64	$1,928	0.30%	0.00%	-29.94%
2021		25	$109.39	$2,747	0.23%	0.00%	21.99%
2020		27	$89.67	$2,410	0.28%	0.00%	52.06%
2019		33	$58.97	$1,923	0.76%	0.00%	30.78%
American Funds Insurance Series® Growth-Income Fund - Class 2
2023		14	$70.47	$963	1.38%	0.00%	26.13%
2022		14	$55.87	$774	1.15%	0.00%	-16.49%
2021		14	$66.90	$966	1.13%	0.00%	24.10%
2020		15	$53.91	$797	1.23%	0.00%	13.54%
2019		18	$47.48	$834	1.70%	0.00%	26.14%
American Funds Insurance Series® International Fund - Class 2
2023		13	$42.99	$557	1.28%	0.00%	15.84%
2022		14	$37.11	$537	1.47%	0.00%	-20.77%
2021		18	$46.84	$826	2.53%	0.00%	-1.49%
2020		18	$47.55	$836	0.61%	0.00%	13.97%
2019		19	$41.72	$804	1.38%	0.00%	22.89%
BlackRock Global Allocation V.I. Fund - Class III
2023		3	$25.64	$72	2.82%	0.00%	12.51%
2022		3	$22.79	$70	0.00%	0.00%	-16.06%
2021		3	$27.15	$91	1.21%	0.00%	6.39%
2020		3	$25.52	$74	1.47%	0.00%	20.72%
2019		3	$21.14	$62	1.74%	0.00%	17.77%
Fidelity® VIP Equity-Income Portfolio - Initial Class
2023		10	$119.57	$1,204	1.89%	0.00%	10.65%
2022		10	$108.06	$1,119	1.83%	0.00%	-4.96%
2021		10	$113.70	$1,173	2.05%	0.00%	24.89%
2020		10	$91.04	$875	1.64%	0.00%	6.70%
2019		10	$85.32	$832	2.12%	0.00%	27.44%
Fidelity® VIP Contrafund® Portfolio - Initial Class
2023		8	$205.50	$1,710	0.52%	0.00%	33.45%
2022		9	$153.99	$1,386	0.47%	0.00%	-26.31%
2021		10	$208.98	$2,013	0.06%	0.00%	27.83%
2020		10	$163.48	$1,621	0.27%	0.00%	30.58%
2019		11	$125.20	$1,379	0.50%	0.00%	31.57%
Fidelity® VIP Index 500 Portfolio - Initial Class
2023		2	$173.80	$337	1.59%	0.00%	26.19%
2022		2	$137.73	$292	1.43%	0.00%	-18.21%
2021		2	$168.39	$407	1.34%	0.00%	28.57%
2020		3	$130.97	$340	1.54%	0.00%	18.24%
2019		3	$110.77	$308	2.15%	0.00%	31.35%
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class
2023		1	$37.73	$45	2.27%	0.00%	6.22%
2022		1	$35.52	$43	1.96%	0.00%	-12.96%
2021		1	$40.81	$59	1.32%	0.00%	-0.61%
2020		2	$41.06	$92	2.25%	0.00%	9.38%
2019		2	$37.54	$86	2.40%	0.00%	9.67%
35

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
VARIABLE LIFE SEPARATE ACCOUNT I
Notes to Financial Statements

	Fund		Unit Fair Value			Net	Investment				Total ReturnD
	Inception	Units	Corresponding to			Assets	Income	Expense RatioC			Corresponding to
	DateA	(000s)	Lowest to Highest Expense Ratio			(000s)	RatioB	Lowest to Highest			Lowest to Highest Expense Ratio
Neuberger Berman Advisers Management Trust® Sustainable Equity Portfolio - Class I Shares
2023		2		$64.94		$106	0.00%		0.00%			26.91%
2022		2		$51.17		$87	0.00%		0.00%			-18.45%
2021		2		$62.75		$110	0.00%		0.00%			23.48%
2020		2		$50.82		$91	0.00%		0.00%			19.55%
2019		2		$42.51		$75	0.00%		0.00%			25.88%
Voya Balanced Portfolio - Class I
2023		738	$25.29	to	$6.01	$4,484	1.67%	0.00%	to	0.15%	15.90%	to	15.36%
2022		782	$21.82	to	$5.21	$4,119	1.54%	0.00%	to	0.15%	-17.22%	to	-17.17%
2021		847	$26.36	to	$6.29	$5,382	1.55%	0.00%	to	0.15%	15.92%	to	16.05%
2020		904	$22.74	to	$5.42	$4,945	2.03%	0.00%	to	0.15%	10.82%	to	10.61%
2019		975	$20.52	to	$4.90	$4,826	3.83%	0.00%	to	0.15%	19.09%	to	19.51%
Voya Intermediate Bond Portfolio - Class I
2023		40	$22.65	to	$4.72	$312	3.99%	0.00%	to	0.26%	7.30%	to	6.79%
2022		40	$21.11	to	$4.42	$290	2.85%	0.00%	to	0.26%	-14.47%	to	-14.51%
2021		43	$24.68	to	$5.17	$342	2.84%	0.00%	to	0.26%	-0.88%	to	-0.96%
2020		46	$24.90	to	$5.22	$362	3.09%	0.00%	to	0.26%	7.84%	to	7.19%
2019		52	$23.09	to	$4.87	$414	7.65%	0.00%	to	0.26%	9.85%	to	10.43%
Voya Government Liquid Assets Portfolio - Class I
2023		752	$13.27	to	$3.09	$3,407	4.71%	0.00%	to	0.46%	4.90%	to	4.39%
2022		784	$12.65	to	$2.96	$3,299	1.66%	0.00%	to	0.46%	1.52%	to	1.02%
2021		815	$12.46	to	$2.93	$3,204	0.03%	0.00%	to	0.46%	0.00%	to	-0.34%
2020		838	$12.46	to	$2.94	$3,012	0.19%	0.00%	to	0.46%	0.32%	to	-0.34%
2019		897	$12.42	to	$2.95	$3,191	3.79%	0.00%	to	0.46%	1.97%	to	1.03%
Voya High Yield Portfolio - Institutional Class
2023		6		$11.62		$75	6.99%		0.00%			12.27%
2022		7		$10.35		$68	5.16%		0.00%			-12.29%
2021		7		$11.80		$87	5.85%		0.00%			5.26%
2020		8		$11.21		$84	5.68%		0.00%			5.95%
2019	08/23/2019	9		$10.58		$92	(a)		0.00%			(a)
Voya Large Cap Growth Portfolio - Institutional Class
2023		24		$82.07		$1,932	0.00%		0.00%			37.84%
2022		28		$59.54		$1,659	0.00%		0.00%			-30.49%
2021		29		$85.66		$2,460	0.00%		0.00%			19.54%
2020		35		$71.66		$2,515	0.48%		0.00%			30.89%
2019		38		$54.75		$2,098	0.67%		0.00%			32.76%
Voya Large Cap Value Portfolio - Institutional Class
2023		9		$35.73		$318	1.30%		0.00%			13.72%
2022		9		$31.42		$296	1.59%		0.00%			-3.20%
2021		10		$32.46		$331	3.21%		0.00%			27.00%
2020		7		$25.56		$167	1.60%		0.00%			6.28%
2019		9		$24.05		$207	1.74%		0.00%			25.13%
Voya Limited Maturity Bond Portfolio - Service Class
2023		10		$14.61		$148	3.50%		0.00%			4.51%
2022		10		$13.98		$138	1.35%		0.00%			-4.90%
2021		11		$14.70		$159	1.27%		0.00%			-0.14%
2020		21		$14.72		$314	2.04%		0.00%			3.15%
2019		19		$14.27		$273	1.82%		0.00%			4.08%

36

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
VARIABLE LIFE SEPARATE ACCOUNT I
Notes to Financial Statements

	Fund		Unit Fair Value	Net	Investment		Total ReturnD
	Inception	Units	Corresponding to	Assets	Income	Expense RatioC	Corresponding to
	DateA	(000s)	Lowest to Highest Expense Ratio	(000s)	RatioB	Lowest to Highest	Lowest to Highest Expense Ratio
Voya Retirement Growth Portfolio - Institutional Class
2023		9	$27.69	$250	1.69%	0.00%	18.38%
2022		10	$23.39	$223	1.59%	0.00%	-16.31%
2021		10	$27.95	$280	2.27%	0.00%	15.98%
2020		10	$24.10	$248	2.03%	0.00%	14.11%
2019		16	$21.12	$342	2.25%	0.00%	22.08%
Voya Retirement Moderate Growth Portfolio - Institutional Class
2023		28	$25.91	$733	1.72%	0.00%	15.77%
2022		35	$22.38	$780	1.75%	0.00%	-15.99%
2021		35	$26.64	$936	2.18%	0.00%	14.38%
2020		35	$23.29	$810	2.41%	0.00%	13.61%
2019		45	$20.50	$930	2.35%	0.00%	20.38%
Voya Retirement Moderate Portfolio - Institutional Class
2023		14	$22.42	$304	2.02%	0.00%	11.60%
2022		14	$20.09	$290	2.14%	0.00%	-14.87%
2021		15	$23.60	$363	2.27%	0.00%	10.02%
2020		16	$21.45	$342	2.02%	0.00%	12.54%
2019		24	$19.06	$451	2.29%	0.00%	17.51%
Voya U.S. Stock Index Portfolio - Institutional Class
2023		17	$60.40	$1,030	1.54%	0.00%	25.94%
2022		19	$47.96	$921	1.08%	0.00%	-18.35%
2021		25	$58.74	$1,485	1.09%	0.00%	28.37%
2020		28	$45.76	$1,264	1.85%	0.00%	18.12%
2019		29	$38.74	$1,115	1.60%	0.00%	31.14%
VY® CBRE Global Real Estate Portfolio - Service Class
2023		1	$16.59	$9	0.00%	0.00%	12.32%
2022		1	$14.77	$8	0.00%	0.00%	-25.10%
2021		1	$19.72	$16	0.00%	0.00%	34.15%
2020		1	$14.70	$14	6.90%	0.00%	-5.04%
2019		1	$15.48	$15	0.00%	0.00%	24.34%
VY® CBRE Real Estate Portfolio - Institutional Class
2023		—	$70.30	$1	0.00%	0.00%	14.31%
2022		—	$61.50	$1	0.00%	0.00%	-26.97%
2021		—	$84.21	$1	0.00%	0.00%	52.33%
2020		—	$55.28	$1	0.00%	0.00%	-6.32%
2019		—	$59.01	$1	0.00%	0.00%	28.48%
VY® Invesco Growth and Income Portfolio - Service Class
2023		5	$41.99	$190	1.51%	0.00%	12.33%
2022		6	$37.38	$208	1.34%	0.00%	-5.84%
2021		6	$39.70	$241	1.39%	0.00%	28.98%
2020		6	$30.78	$190	1.59%	0.00%	2.91%
2019		6	$29.91	$187	2.83%	0.00%	24.73%
VY® JPMorgan Emerging Markets Equity Portfolio - Institutional Class
2023		9	$21.80	$187	2.08%	0.00%	6.81%
2022		10	$20.41	$198	0.00%	0.00%	-25.89%
2021		12	$27.54	$343	0.00%	0.00%	-9.82%
2020		13	$30.54	$401	0.54%	0.00%	33.71%
2019		15	$22.84	$343	0.00%	0.00%	32.10%

37

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
VARIABLE LIFE SEPARATE ACCOUNT I
Notes to Financial Statements

	Fund		Unit Fair Value	Net	Investment		Total ReturnD
	Inception	Units	Corresponding to	Assets	Income	Expense RatioC	Corresponding to
	DateA	(000s)	Lowest to Highest Expense Ratio	(000s)	RatioB	Lowest to Highest	Lowest to Highest Expense Ratio
VY® JPMorgan Small Cap Core Equity Portfolio - Institutional Class
2023		23	$58.37	$1,361	0.35%	0.00%	12.47%
2022		28	$51.90	$1,458	0.00%	0.00%	-17.58%
2021		30	$62.97	$1,858	0.35%	0.00%	18.72%
2020		40	$53.04	$2,106	0.00%	0.00%	16.52%
2019		41	$45.52	$1,881	1.20%	0.00%	26.76%
VY® T. Rowe Price Capital Appreciation Portfolio - Institutional Class
2023		39	$85.83	$3,314	2.25%	0.00%	18.93%
2022		44	$72.17	$3,181	1.39%	0.00%	-11.97%
2021		51	$81.98	$4,160	1.07%	0.00%	18.67%
2020		53	$69.08	$3,684	1.46%	0.00%	18.27%
2019		59	$58.41	$3,442	1.75%	0.00%	24.73%
VY® T. Rowe Price Equity Income Portfolio - Institutional Class
2023		9	$40.82	$376	2.16%	0.00%	9.55%
2022		10	$37.26	$364	2.12%	0.00%	-3.22%
2021		10	$38.50	$392	1.99%	0.00%	25.69%
2020		10	$30.63	$313	4.67%	0.00%	1.26%
2019		11	$30.25	$329	2.71%	0.00%	26.68%
Voya Global Bond Portfolio - Service Class
2023		3	$15.73	$54	3.81%	0.00%	5.93%
2022		3	$14.85	$51	2.22%	0.00%	-18.45%
2021		2	$18.21	$39	1.89%	0.00%	-5.06%
2020		3	$19.18	$67	3.13%	0.00%	8.85%
2019		3	$17.62	$61	2.88%	0.00%	7.64%
Voya Global Insights Portfolio - Initial Class
2023		21	$46.40	$964	0.00%	0.00%	32.69%
2022		23	$34.97	$813	0.00%	0.00%	-31.93%
2021		25	$51.37	$1,270	0.00%	0.00%	15.36%
2020		31	$44.53	$1,365	1.04%	0.00%	27.78%
2019		32	$34.85	$1,131	0.48%	0.00%	31.81%
Voya International High Dividend Low Volatility Portfolio - Initial Class
2023		9	$17.59	$154	4.23%	0.00%	14.89%
2022		9	$15.31	$130	4.27%	0.00%	-8.92%
2021		9	$16.81	$151	2.79%	0.00%	12.14%
2020		9	$14.99	$136	2.65%	0.00%	-0.73%
2019		11	$15.10	$166	1.99%	0.00%	16.69%
Voya Solution Moderately Aggressive Portfolio - Initial Class
2023		—	$17.66	$3	0.00%	0.00%	18.84%
2022		—	$14.86	$3	0.00%	0.00%	-18.58%
2021		—	$18.25	$4	0.00%	0.00%	17.36%
2020		—	$15.55	$4	0.00%	0.00%	14.25%
2019		—	$13.61	$3	0.00%	0.00%	22.94%
VY® Baron Growth Portfolio - Initial Class
2023		8	$62.16	$490	0.00%	0.00%	15.09%
2022		10	$54.01	$545	0.00%	0.00%	-23.50%
2021		10	$70.60	$724	0.00%	0.00%	20.73%
2020		11	$58.48	$667	0.00%	0.00%	33.55%
2019		13	$43.79	$568	0.00%	0.00%	38.97%

38

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
VARIABLE LIFE SEPARATE ACCOUNT I
Notes to Financial Statements

	Fund		Unit Fair Value	Net	Investment		Total ReturnD
	Inception	Units	Corresponding to	Assets	Income	Expense RatioC	Corresponding to
	DateA	(000s)	Lowest to Highest Expense Ratio	(000s)	RatioB	Lowest to Highest	Lowest to Highest Expense Ratio
VY® Columbia Small Cap Value II Portfolio - Initial Class
2023		9	$34.67	$322	0.86%	0.00%	14.12%
2022		12	$30.38	$378	0.20%	0.00%	-13.67%
2021		17	$35.19	$615	0.62%	0.00%	34.52%
2020		13	$26.16	$351	0.75%	0.00%	9.87%
2019		19	$23.81	$448	0.71%	0.00%	20.44%
VY® Invesco Comstock Portfolio - Initial Class
2023		2	$53.63	$130	2.27%	0.00%	12.27%
2022		3	$47.77	$134	1.48%	0.00%	0.61%
2021		3	$47.48	$137	1.65%	0.00%	33.33%
2020		3	$35.61	$105	2.09%	0.00%	-0.22%
2019		5	$35.69	$182	2.33%	0.00%	25.54%
VY® Invesco Equity and Income Portfolio - Initial Class
2023		5	$42.09	$202	2.16%	0.00%	10.24%
2022		7	$38.18	$262	1.70%	0.00%	-7.60%
2021		8	$41.32	$325	1.64%	0.00%	18.84%
2020		8	$34.77	$284	1.69%	0.00%	9.96%
2019		10	$31.62	$306	2.13%	0.00%	20.09%
VY® JPMorgan Mid Cap Value Portfolio - Initial Class
2023		—	$72.10	$28	0.00%	0.00%	10.82%
2022		—	$65.06	$26	0.00%	0.00%	-8.33%
2021		—	$70.97	$33	0.00%	0.00%	29.77%
2020		1	$54.69	$30	0.00%	0.00%	0.55%
2019		1	$54.39	$30	0.00%	0.00%	26.46%
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Initial Class
2023		36	$65.84	$2,381	0.00%	0.00%	20.96%
2022		39	$54.43	$2,117	0.00%	0.00%	-24.34%
2021		41	$71.94	$2,939	0.00%	0.00%	13.79%
2020		50	$63.22	$3,132	0.11%	0.00%	31.85%
2019		54	$47.95	$2,582	0.32%	0.00%	37.20%
Voya Strategic Allocation Moderate Portfolio - Class I
2023		—	$29.23	$4	0.00%	0.00%	16.08%
2022		—	$25.18	$4	0.00%	0.00%	-18.14%
2021		1	$30.76	$18	0.00%	0.00%	13.84%
2020		1	$27.02	$17	0.00%	0.00%	12.72%
2019		1	$23.97	$16	0.00%	0.00%	19.25%
Voya Growth and Income Portfolio - Class I
2023		626	$16.66	$10,740	1.13%	0.00%	27.27%
2022		674	$13.09	$9,083	1.03%	0.00%	-14.83%
2021		738	$15.37	$11,651	1.02%	0.00%	30.25%
2020		810	$11.80	$9,810	1.26%	0.00%	16.72%
2019		875	$10.11	$9,102	3.38%	0.00%	29.78%
Voya Global High Dividend Low Volatility Portfolio - Class I
2023		8	$16.73	$141	2.88%	0.00%	6.70%
2022		9	$15.68	$137	2.59%	0.00%	-4.91%
2021		10	$16.49	$172	2.52%	0.00%	20.89%
2020		11	$13.64	$146	1.90%	0.00%	-0.80%
2019		12	$13.75	$170	2.90%	0.00%	21.68%

39

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
VARIABLE LIFE SEPARATE ACCOUNT I
Notes to Financial Statements

	Fund		Unit Fair Value	Net	Investment		Total ReturnD
	Inception	Units	Corresponding to	Assets	Income	Expense RatioC	Corresponding to
	DateA	(000s)	Lowest to Highest Expense Ratio	(000s)	RatioB	Lowest to Highest	Lowest to Highest Expense Ratio
Voya Index Plus LargeCap Portfolio - Class I
2023		3	$57.15	$156	0.74%	0.00%	26.05%
2022		3	$45.34	$114	0.75%	0.00%	-19.04%
2021		3	$56.00	$151	0.72%	0.00%	29.24%
2020		3	$43.33	$127	1.69%	0.00%	15.92%
2019		3	$37.38	$110	2.01%	0.00%	30.06%
Voya Index Plus MidCap Portfolio - Class I
2023		3	$55.62	$163	1.11%	0.00%	17.52%
2022		4	$47.33	$196	0.90%	0.00%	-14.29%
2021		4	$55.22	$246	0.89%	0.00%	27.74%
2020		5	$43.23	$201	1.04%	0.00%	8.26%
2019		5	$39.93	$184	1.07%	0.00%	27.08%
Voya Index Plus SmallCap Portfolio - Class I
2023		3	$51.23	$148	0.78%	0.00%	18.20%
2022		2	$43.34	$107	0.81%	0.00%	-14.01%
2021		3	$50.40	$139	0.79%	0.00%	28.44%
2020		3	$39.24	$114	0.92%	0.00%	5.40%
2019		3	$37.23	$104	1.04%	0.00%	21.83%
Voya International Index Portfolio - Class I
2023		62	$12.26	$761	5.27%	0.00%	17.77%
2022	07/08/2022	73	$10.41	$758	(d)	0.00%	(d)
2021		(d)	(d)	(d)	(d)	(d)	(d)
2020		(d)	(d)	(d)	(d)	(d)	(d)
2019		(d)	(d)	(d)	(d)	(d)	(d)
Voya Russell™ Large Cap Growth Index Portfolio - Class I
2023		27	$96.54	$2,626	0.53%	0.00%	45.99%
2022		35	$66.13	$2,314	0.41%	0.00%	-30.03%
2021		38	$94.51	$3,579	0.52%	0.00%	30.67%
2020		40	$72.33	$2,927	0.58%	0.00%	38.46%
2019		43	$52.24	$2,234	0.96%	0.00%	35.83%
Voya Russell™ Large Cap Index Portfolio - Class I
2023		7	$72.16	$538	1.24%	0.00%	29.41%
2022		8	$55.76	$429	0.61%	0.00%	-20.07%
2021		8	$69.76	$558	1.19%	0.00%	27.39%
2020		8	$54.76	$453	1.37%	0.00%	21.88%
2019		9	$44.93	$423	1.57%	0.00%	31.34%
Voya Russell™ Large Cap Value Index Portfolio - Class I
2023		10	$47.40	$461	2.03%	0.00%	10.26%
2022		12	$42.99	$522	1.24%	0.00%	-5.47%
2021		13	$45.48	$606	2.15%	0.00%	22.99%
2020		14	$36.98	$509	0.99%	0.00%	1.48%
2019		14	$36.44	$499	2.38%	0.00%	25.92%
Voya Russell™ Mid Cap Growth Index Portfolio - Class I
2023		—	$66.72	$14	0.00%	0.00%	25.34%
2022		—	$53.23	$11	0.00%	0.00%	-26.97%
2021		—	$72.89	$15	0.00%	0.00%	12.29%
2020		—	$64.91	$16	0.00%	0.00%	34.84%
2019		1	$48.14	$63	1.67%	0.00%	34.88%

40

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
VARIABLE LIFE SEPARATE ACCOUNT I
Notes to Financial Statements

	Fund		Unit Fair Value	Net	Investment		Total ReturnD
	Inception	Units	Corresponding to	Assets	Income	Expense RatioC	Corresponding to
	DateA	(000s)	Lowest to Highest Expense Ratio	(000s)	RatioB	Lowest to Highest	Lowest to Highest Expense Ratio
Voya Russell™ Small Cap Index Portfolio - Class I
2023		3	$33.89	$95	2.21%	0.00%	16.66%
2022		3	$29.05	$86	1.00%	0.00%	-20.69%
2021		3	$36.63	$115	0.94%	0.00%	14.36%
2020		3	$32.03	$98	0.93%	0.00%	19.56%
2019		4	$26.79	$118	0.90%	0.00%	25.19%
Voya Small Company Portfolio - Class I
2023		5	$32.56	$168	0.67%	0.00%	17.97%
2022		5	$27.60	$130	0.00%	0.00%	-16.67%
2021		5	$33.12	$160	0.00%	0.00%	14.76%
2020		5	$28.86	$140	0.68%	0.00%	12.30%
2019		6	$25.70	$155	0.72%	0.00%	26.23%
Voya U.S. Bond Index Portfolio - Class I
2023		35	$14.65	$511	3.85%	0.00%	5.02%
2022		34	$13.95	$477	2.10%	0.00%	-13.08%
2021		35	$16.05	$570	2.09%	0.00%	-1.89%
2020		35	$16.36	$579	2.71%	0.00%	7.21%
2019		35	$15.26	$530	2.52%	0.00%	8.30%
Voya MidCap Opportunities Portfolio - Class I
2023		5	$45.58	$206	0.00%	0.00%	23.56%
2022		6	$36.89	$217	0.00%	0.00%	-25.08%
2021		6	$49.24	$313	0.00%	0.00%	12.09%
2020		8	$43.93	$331	0.00%	0.00%	41.12%
2019		8	$31.13	$244	0.39%	0.00%	29.33%
Voya SmallCap Opportunities Portfolio - Class I
2023		3	$127.18	$353	0.00%	0.00%	20.93%
2022		3	$105.17	$341	0.00%	0.00%	-23.09%
2021		3	$136.75	$460	0.00%	0.00%	4.67%
2020		4	$130.65	$522	0.00%	0.00%	26.35%
2019		4	$103.40	$433	0.00%	0.00%	25.71%

A	The Fund Inception Date represents the first date the fund received money.
B	The Investment Income Ratio represents dividends received by the Division, excluding capital gains distributions, divided by the average net assets. The recognition of investment income is determined by the timing of the declaration of dividends by the underlying fund in which the Division invests.
C	The Expense Ratio considers only the annualized contract expenses borne directly by the Account, excluding expenses charged through the redemption of units, and is equal to the mortality and expense, administrative, and other charges, as defined in the Charges and Fees Note.
D	Total Return is calculated as the change in unit value for each Policy presented in the Statements of Assets and Liabilities. These percentages represent the range of total returns available as of the report date and correspond with the expense ratio lowest to highest.

(a)	As investment Division had no investments until 2019, this data is not meaningful and therefore not presented.
(d)	As investment Division had no investments until 2022, this data is not meaningful and therefore not presented.
41

Report of Independent Auditors

The Board of Directors and Stockholder
ReliaStar Life Insurance Company of New York

Opinion

We have audited the statutory-basis financial statements of ReliaStar Life Insurance Company of New York (the Company), which comprise the balance sheets as of December 31, 2023 and 2022, and the related statements of operations, changes in capital and surplus and cash flows for each of the three years in the period ended December 31, 2023, and the related notes to the financial statements (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2023 and 2022, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2023, on the basis of accounting described in Note 1.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company at December 31, 2023 and 2022, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2023.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the New York Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between these statutory accounting practices described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New York Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditor's Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•Exercise professional judgment and maintain professional skepticism throughout the audit.

•Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ Ernst & Young LLP

March 26, 2024

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Balance Sheets - Statutory Basis

	December 31
	2023	2022
	(In Thousands)
Admitted Assets
Cash and invested assets:
Bonds	$1,168,298	$1,190,068
Bonds - securities loaned and pledged	45,211	66,645
Preferred stocks	3,851	4,734
Common stocks	2,304	2,374
Mortgage loans	108,882	106,109
Contract loans	61,858	64,778
Securities lending collateral	45,178	57,078
Derivatives	393	1,108
Other invested assets	5,782	7,119
Cash and short term investments	94,657	48,377
Total cash and invested assets	1,536,414	1,548,390
Deferred and uncollected premiums	(1,019)	(1,843)
Accrued investment income	12,153	11,427
Reinsurance balances recoverable	29,980	42,362
Federal income tax recoverable (including ($751) on realized capital losses at December 31, 2023	529	—
Net deferred tax asset	8,648	13,450
Other assets	1,064	596
Separate account assets	465,721	450,415
Total admitted assets	$2,053,490	$2,064,797

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Balance Sheets - Statutory Basis

	December 31
	2023	2022
	(In Thousands, except share amounts)
Liabilities and Capital and Surplus
Liabilities:
Policy and contract liabilities:
Life and annuity reserves	$889,110	$958,688
Accident and health reserves	26,450	26,818
Deposit type contracts	46,766	52,808
Policyholders’ funds	114	110
Dividends payable	1,254	1,216
Policy and contract claims	39,305	42,516
Total policy and contract liabilities	1,002,999	1,082,156

Interest maintenance reserve	3,635	6,618
Accounts payable and accrued expenses	1,621	3,325
Reinsurance balances	5,563	2,925
Indebtedness to related parties	14,829	22,422
Current federal income taxes payable including $2,928 on realized capital gains at December 31, 2022	—	4,344
Asset valuation reserve	7,094	4,140
Net transfers to (from) separate accounts due or accrued	93	(140)
Derivatives	144	227
Payable for securities lending	45,178	57,078
Dividend payable	24,000	—
Other liabilities	26,548	25,982
Separate account liabilities	465,721	450,415
Total liabilities	1,597,425	1,659,492

Capital and surplus:
Common stock: $2.00 par value; 1,377,863 shares authorized, issued
and outstanding	2,756	2,756
Paid in and contributed surplus	228,881	228,881
Unassigned surplus	224,428	173,668
Total capital and surplus	456,065	405,305
Total liabilities and capital and surplus	$2,053,490	$2,064,797

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Statements of Operations – Statutory Basis

	Year ended December 31
	2023	2022	2021
	(In Thousands)
Premiums and other revenues:
Life, annuity, and accident and health premiums	$141,193	$135,749	$(928,785)
Considerations for supplementary contracts with life contingencies	2,380	2,669	(93,860)
Net investment income	71,358	66,443	66,904
Amortization of interest maintenance reserve	(662)	(208)	(265)
Commissions, expense allowances and reserve adjustments on reinsurance ceded	(32,384)	(47,502)	433,460
Other revenue	11,766	13,369	16,770
Total premiums and other revenues	193,651	170,520	(505,776)
Benefits paid or provided:
Death benefits	64,023	61,953	59,312
Annuity benefits	6,298	5,344	5,901
Surrender benefits and withdrawals	29,744	35,772	39,143
Interest and adjustments on contract or deposit-type contract funds	1,322	397	2,573
Accident and health benefits	75,067	68,025	39,009
Other benefits	3,489	3,648	1,614
Decrease in life, annuity and accident and health reserves	(69,444)	(13,737)	(708,902)
Net transfers from separate accounts	(55,508)	(66,274)	(88,504)
Total benefits paid or provided	54,991	95,128	(649,854)
Insurance expenses and other deductions:
Commissions	7,572	8,880	8,859
General expenses	16,505	28,879	22,783
Insurance taxes, licenses and fees	5,740	6,073	5,070
Gains released from interest maintenance reserve	—	—	(85,565)
Deferred gain on reinsurance	—	—	103,888
Other deductions	522	48	2,993
Total insurance expenses and other deductions	30,339	43,880	58,028
Gains from operations before policyholder dividends, federal income taxes and net realized capital (loss) gains	108,321	31,512	86,050
Dividends to policyholders	1,139	1,180	1,094
Gains from operations before federal income taxes and net realized capital (loss) gains	107,182	30,332	84,956
Federal income tax expenses (benefit)	9,563	6,176	(22,031)
Gains from operations before net realized capital (loss) gains	97,619	24,156	106,987
Net realized capital (loss) gains	(1,309)	950	2,338
Net income	$96,310	$25,106	$109,325

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Statements of Changes in Capital and Surplus – Statutory Basis

	Year ended December 31
	2023	2022	2021
	(In Thousands)
Common stock:
Balance at beginning and end of year	$2,756	$2,756	$2,756

Paid in and contributed surplus:
Balance at beginning and end of year	228,881	228,881	228,881

Unassigned surplus:
Balance at beginning of year	173,668	201,399	11,481
Net income	96,310	25,106	109,325
Change in net unrealized capital (losses) gains	(1,219)	(485)	2,132
Change in nonadmitted assets	4,957	(3,051)	38,424
Change in reserve on account of change in valuation basis	501	—	—
Change in liability for reinsurance in unauthorized companies	(58)	6,673	(6,664)
Change in asset valuation reserve	(2,953)	(2,237)	(142)
Change in net deferred income tax	(9,690)	(1,743)	(50,597)
Dividends to stockholder	(24,000)	(43,000)	—
Deferred gain on reinsurance of existing business		—	103,888
Amortization of gain on reinsurance	(12,993)	(6,133)	(9,270)
Tax on change in valuation basis	(95)	—	—
Prior period adjustment	—	(2,861)	2,822
Balance at end of year	224,428	173,668	201,399
Total capital and surplus	$456,065	$405,305	$433,036

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Statement of Cash Flows—Statutory Basis

	Year ended December 31
	2023	2022	2021
	(In Thousands)
Operations
Premiums, policy proceeds, and other considerations received, net of reinsurance paid	$142,479	$143,976	$14,451
Net investment income received	70,108	65,877	66,616
Commissions and expenses paid	(31,491)	(41,326)	(39,200)
Benefits paid	(217,818)	(196,384)	(303,059)
Net transfers from separate accounts	55,742	66,481	88,446
Dividends paid to policyholders	(1,096)	(1,168)	(1,187)
Federal income taxes (paid) recovered	(13,781)	(3,985)	11,664
Miscellaneous income	15,974	8,791	137,645
Net cash provided by (used in) operations	20,117	42,262	(24,624)

Investment Activities
Proceeds from investments sold, matured, or repaid:
Bonds	351,034	398,609	234,255
Stocks	600	—	4,235
Mortgage loans	13,727	18,053	14,468
Other invested assets	417	—	13
Net loss on cash and short term investments	(1)	(1)	(26)
Miscellaneous proceeds	12,672	5,040	5,107
Total investment proceeds	378,449	421,701	258,052

Cost of investments acquired:
Bonds	311,099	418,317	268,601
Stocks	—	999	5,389
Mortgage loans	16,500	—	—
Other invested assets	—	—	1,159
Miscellaneous applications	2,679	18,991	32,748
Total cost of investments acquired	330,278	438,307	307,897
Net decrease in contract loans	2,948	1,776	3,638
Net cash provided by (used in) investment activities	51,119	(14,830)	(46,207)

Financing and Miscellaneous Activities
Other cash (applied) provided:
Net withdrawals on deposit type contracts	(6,042)	(5,247)	(11,667)
Dividends paid to stockholder	—	(43,000)	—
Other cash (applied) provided	(18,914)	30,246	17,456
Net cash (used) provided in financing and miscellaneous activities	(24,956)	(18,001)	5,789
Net increase (decrease) in cash and short term investments	46,280	9,431	(65,042)
Cash and short term investments:
Beginning of year	48,377	38,946	103,988
End of year	$94,657	$48,377	$38,946

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Statement of Cash Flows—Statutory Basis

Note: Supplemental disclosures of cash flow information for non-cash transactions:
Reinsurance asset transfer	$—	$—	$643,923

In 2022, due to an implementation of new software, the Company revised its approach for calculating the Statement of Cash Flows. The current methodology, which is based on the guidance provided in the National Association of Insurance Commissioners ("NAIC") Instructions, resulted in classification changes for certain amounts. The Company has restated the prior period balances using the current methodology to provide comparable presentation for all periods disclosed. There is no impact to the beginning or ending cash balance as a result of this update.
The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2023
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

1.Organization and Significant Accounting Policies
ReliaStar Life Insurance Company of New York (the "Company") is domiciled in New York and is a wholly owned subsidiary of ReliaStar Life Insurance Company ("ReliaStar"), an insurance company domiciled in Minnesota. ReliaStar is a wholly owned subsidiary of Voya Holdings Inc. (“Voya Holdings”), a Connecticut holding and management company. Voya Holdings is a wholly owned subsidiary of Voya Financial, Inc., a publicly traded corporation with its common stock listed on the New York Stock Exchange, under the symbol "VOYA."

On January 4, 2021, the Company's ultimate parent, Voya Financial, Inc., consummated a series of transactions (collectively, the “Individual Life Transaction”) pursuant to a Master Transaction Agreement dated December 18, 2019 (the "Resolution MTA") with Resolution Life U.S. Holdings Inc. ("Resolution Life US"), pursuant to which Resolution Life US acquired all of the shares of the capital stock of Security Life of Denver Insurance Company (“SLD”) and Security Life of Denver International Limited ("SLDI") as well as several subsidiaries of SLD and one subsidiary of SLDI. As part of the Individual Life Transaction, Voya Financial, Inc. reinsured to SLD certain in scope individual life insurance and annuities business of several of the Company’s affiliates, including a 75% quota share of the Company’s in-scope individual life, annuity, and employee benefit business. The Company remains a subsidiary of Voya Financial, Inc. This transaction resulted in the disposition of substantially all of the Voya Financial, Inc.’s life insurance and legacy non-retirement annuity businesses and related assets. As of January 4, 2021, SLD and SLDI as well as several subsidiaries of SLD and one subsidiary of SLDI are no longer affiliates of the Company.

As a result of the transaction the Company reinsured $693 of policyholder liabilities under indemnity coinsurance and modified coinsurance arrangements. The Company ceded $1,048 in premiums and recognized a $104 deferred gain.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2023
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

Description of Business

The Company principally provides and distributes life insurance and related financial services products, including group life, and health products and services. The Company’s strategy is to offer a wide variety of products and services designed to address customers’ needs for financial security, especially tax advantaged savings for retirement and protection in the event of death. The Company is presently licensed in all 50 states and the District of Columbia.

Use of Estimates

The preparation of the financial statements of the Company requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Recently Adopted Accounting Principles

Effective January 1, 2023, Actuarial Guideline ("AG") XLIV (Group Term Life Waiver of Premium Disabled Life Reserves) was revised. The Guideline incorporates the new 2023 Group Term Life Waiver ("GTLW") Mortality and Recovery Valuation Tables. Following Section VI of the revised AG XLIV, the Company applied the new 2023 GLTW valuation tables and the company-specific experience margins to the Group Term Life Waiver of Premium claims effective on and after January 1, 2023.

The Company also exercised the option in Section V of the revised AG XLIV, which allows disability claims effective on or after January 1, 2009 and on or before December 31, 2022 to be valued under Section VI. The impact of this retroactive adoption is an increase in surplus of $0.5 with the tax impact of the valuation basis change of ($0.09) reported in the Statement of Change in Capital and Surplus on the Tax on change in valuation basis line.

On August 13, 2023, with an effective date of September 30, 2023, the NAIC adopted Interpretation of the Statutory Accounting Principles (E) Working Group Net Negative (Disallowed) Interest Maintenance Reserve (“INT 23-01”) to provide temporary relief resulting from the nonadmit of the net realized losses deferred to the interest maintenance reserve ("IMR"). Provisions within this interpretation are permitted as a short-term solution until December 31, 2025.

Under INT 23-01, net negative (disallowed) IMR of up to 10% of the adjusted general account capital and surplus can now be admitted, with the exception of losses resulting from asset sales compelled by liquidity pressures and losses from derivatives, if such losses had not historically been deferred to IMR.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2023
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

Correction of Errors

In the first quarter of 2022, the Company determined that it had overstated its Net Income for 2021 by $3.2 due to a reinsurance settlement error. To correct the error, the Company recognized a cumulative prior period adjustment to decrease the surplus in accordance with the provisions of SSAP No. 3, Accounting Changes and Corrections of Errors ("SSAP No. 3").

In the third quarter of 2022, the Company determined that it had understated its Net Income for 2021 by $0.4 due to an under ceding of commissions. To correct the error, the Company recognized a cumulative prior period adjustment to increase the surplus in accordance with the provisions of SSAP No. 3.

Basis of Presentation

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the New York Department of Financial Services ("NYDFS"), which practices differ from United States Generally Accepted Accounting Principles (“U.S. GAAP”). The more significant variances from U.S. GAAP are:

Investments: Investments in bonds and mandatorily redeemable preferred stocks are reported at amortized cost or fair value based on a designation assigned by the NAIC.

The Company periodically reviews the value of its investments in bonds and mandatorily redeemable preferred stocks. If the fair value of any investment falls below its cost basis, the decline is analyzed to determine whether it is an other-than-temporary decline. To make this determination for each security, the following are some of the factors considered:

•The length of time and the extent to which the fair value has been below cost.
•The financial condition and near-term prospects of the issuer of the security, including any specific events that may affect its operations or earnings potential.
•The Company's intent to sell the security prior to its maturity at an amount below its carrying value.
•The Company's intent and ability to hold the security long enough for it to recover its fair value.

Based on the analysis, the Company makes a judgment as to whether the decline in fair value is other–than-temporary. When an other-than-temporary impairment (“OTTI”) is recorded because there is intent to sell or the Company does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis, the security is written down to fair value. The interest related OTTI is deferred through the IMR and the non-interest related OTTI is included in the asset valuation reserve (“AVR”) in the period

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2023
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

that the OTTI is considered to have occurred as prescribed by the NAIC.  Losses resulting from OTTI charges, net of transfers to IMR, are recorded within net realized capital gains (losses) in the statements of operations.

The Company invests in structured securities, including residential mortgage backed securities/ collateralized mortgage obligations, asset backed securities, collateralized debt obligations, and commercial mortgage backed securities. Structured securities are reported at amortized cost or fair value based on a designation assigned by the NAIC. They are amortized using the interest method over the period which repayment of principal is expected to occur.

For structured securities in unrealized loss positions, the Company determines whether it has the intent to sell or the intent and ability to hold the security for a period of time sufficient to recover the amortized cost. If the Company has the intent and ability to hold the security to recovery, the Company must compare the present value of the expected future cash flows for this security to its carrying value. If the present value of the expected future cash flows for the security is lower than its carrying value, the security is written down to its present value of the expected future cash flows.

Net realized gains and losses on disposed investments are reported in the statements of operations, net of federal income tax and transfers to the IMR.

Under U.S. GAAP, the Company’s fixed maturities are designated at purchase as trading or available-for-sale, except for those accounted for using the fair value option ("FVO"). Fixed maturity investments are reported at fair value. For FVO securities or those designated as trading, changes in fair value are reported in the statements of operations. Available-for-sale securities are reported at fair value with changes in fair value reported as a separate component of other comprehensive income (loss) in shareholder’s equity. For available-for-sale securities for which the Company has determined that a credit loss exists, the present value of cash flows expected to be collected from the security are compared to the amortized cost basis of the security. If the present value of cash flows expected to be collected is less than the amortized cost basis, a credit loss allowance is recorded for the credit loss, limited by the amount that the fair value is less than the amortized cost basis. Changes in the allowance for credit losses are recorded in the statements of operations.

Asset Valuation Reserve: The AVR is intended to establish a reserve to offset potential credit related investment losses on most invested asset categories. AVR is determined by an NAIC prescribed formula and is reported as a liability rather than as a valuation allowance or an appropriation of surplus. The change in AVR is recorded directly to unassigned surplus.

Interest Maintenance Reserve: Under a formula prescribed by the NAIC, the Company defers the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2023
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five year bands. The Company reports the net deferral of IMR as a liability on the accompanying balance sheets. When the net deferral of IMR is negative, the amount is reported as part of other assets and would be admitted to the extent that the amount is less than 10% of the Company's adjusted general account capital and surplus and the asset sales were not the result of liquidity pressures.

Cash and Short-term Investments: Cash and short-term investments represent cash balances, demand deposits and short-term fixed maturity investments with initial maturities of one year or less at the date of acquisition.

Under U.S. GAAP, the corresponding caption of cash and cash equivalents includes cash on hand, amounts due from banks and other highly liquid investments, such as money market instruments and debt instruments with maturities of three months or less at the time of purchase. Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of purchase.

Derivatives: The Company follows the hedge accounting guidance in SSAP No. 86, Derivatives (“SSAP No. 86”) for derivative transactions. Under SSAP No. 86, derivatives that are deemed effective hedges are accounted for entirely in a manner which is consistent with the underlying hedged item. Derivatives used in hedging transactions that do not meet the requirements of SSAP No. 86 as an effective hedge are carried at fair value with the change in value recorded in surplus as unrealized gains or losses. Embedded derivatives are not accounted for separately from the host contract.

Under U.S. GAAP, the effective and ineffective portions of a cash flow hedge are accounted for separately. The effective portion of the gain or loss on the derivative instrument is reported as a component of accumulated other comprehensive income and reclassified into earnings in the same periods during which the hedged transaction impacts earnings in the same line item associated with the forecasted transaction. The ineffective portion of the derivative's change in value, if any, along with any of the derivative's change in value that is excluded from the assessment of hedge effectiveness, are recorded in other net realized capital gains (losses). For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the hedged item, to the extent of the risk being hedged, are recognized in other net realized capital gains (losses). An embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risk of the host contract is reported with the host contract on the balance sheets at fair value, and the change in fair value is recorded in income.

Mortgage Loans: Mortgage loans are reported at amortized cost, less write downs for impairments. If the value of any mortgage loan is determined to be impaired (i.e., when it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement), the carrying value of the mortgage loan is reduced

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2023
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

to the lesser of either the present value of expected cash flows from the loan, discounted at the loan’s original purchase yield or fair value of the collateral. For those mortgages that are determined to require foreclosure, the carrying value is reduced to the fair value of the underlying collateral, net of estimated costs to obtain and sell at the point of foreclosure. The carrying value of the impaired loans is reduced by establishing a permanent write-down recorded in net realized capital gains (losses).

Under U.S. GAAP, the Company reports mortgage loans at amortized cost, net of allowance for credit losses. Management estimates the credit loss allowance balance using a factor-based method of probability of default and loss given default which incorporates relevant available information, from internal and external sources, relating to past events, current conditions, and reasonable and supportable forecasts. The change in the allowance for credit losses is recorded in net realized capital gains (losses) in the statements of operations. Loans are written off against the allowance when management believes the uncollectability of a loan balance is confirmed.

Deferred Income Taxes: Deferred tax assets and liabilities represent the future tax recoveries or obligations associated with the accumulation of temporary differences between the tax and financial statement bases of the Company’s assets and liabilities. Deferred tax assets are provided for and admitted to an amount determined under a standard formula in accordance with SSAP No. 101, Income Taxes ("SSAP No. 101"). A valuation allowance is required if based on the available evidence, it is more likely than not (a likelihood of more than 50 percent) that some portion or all of the gross deferred tax assets will not be realized. This assessment is determined on a separate reporting entity basis.

After reduction for any valuation allowance, the Company follows the admissibility formula prescribed under SSAP No. 101. These provisions limit the amount of gross deferred tax assets that can be admitted to surplus to those for which ultimate recoverability can be demonstrated. This limitation is based on availability of taxes paid in prior years that could be recovered through carrybacks, the expected timing of reversals for accumulated temporary differences over the next three years to offset future taxes, surplus limits, and the amount of gross deferred tax liabilities available for offset. Any deferred tax assets not covered under the formula are nonadmitted.
SSAP No. 101 requires all changes in deferred tax balances to be included as surplus adjustments; under U.S. GAAP, however, most changes in deferred tax balances are recorded in the income statement (with the exception of certain items that are recorded through Other Comprehensive Income or directly to the equity section of the balance sheet) as a component of the total income tax provision.
U.S. GAAP also requires that deferred taxes be included for all jurisdictions that determine taxes based on income. Thus deferred state income taxes must be recorded under U.S. GAAP. SSAP No. 101, however, specifically prohibits establishing deferred state income tax assets and liabilities.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2023
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred.

Under U.S. GAAP, incremental, direct costs of contract acquisition and certain costs related directly to successful acquisition activities are capitalized. Indirect or unsuccessful acquisition costs, maintenance, product development and overhead expenses are charged to expense as incurred. In addition, the outstanding value of in force business acquired is capitalized. Deferred acquisition costs and value of business acquired is amortized on a constant level basis over the expected term of the related contracts.

Premiums: Life premiums are recognized as revenue when due. Premiums for annuity policies with mortality and morbidity risk, except for guaranteed interest and group annuity contracts, are also recognized as revenue when due. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting.

Under U.S. GAAP, premiums related to traditional life insurance contracts and payout contracts with life contingencies are recognized as revenue when due. Amounts received for investment-type, universal life-type, fixed annuities, payout contracts without life contingencies and fixed-indexed annuity contracts are reported as deposits to contract owner account balances. Revenues from these contracts consist primarily of fees assessed against the contract owner account balance for mortality and policy administration charges.

Benefits Paid or Provided: Benefits incurred for universal life and annuity policies represent the total of death benefits paid and the change in policy reserves.

Under U.S. GAAP, benefits and expenses for investment-type, universal life-type, fixed annuities, payout contracts without life contingencies and fixed-indexed annuity contracts include claims in excess of related account balances, expenses of contract administration and interest credited to contract owner account balances.

Benefit and Contract Reserves: Life policy and contract reserves under statutory accounting practices are calculated based upon both the net level premium method and Commissioners’ Reserve Valuation method (“CRVM”) using statutory rates for mortality and interest.

Under U.S. GAAP, actuarially determined reserves are calculated to meet future obligations. This includes estimates of unpaid claims and claims that have been incurred but have not been reported as of the balance sheet date. Reserves for long-duration traditional life insurance contracts and accident and health insurance represent the present value of future benefits to be paid to or on behalf of contract owners and related expenses, less the present value of future net premiums. Reserves for payout contracts with life contingencies are equal to the present value of future payments. For interest sensitive products, the U.S. GAAP

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2023
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

policy reserve is equal to the policy fund balance plus an unearned revenue reserve which reflects the unamortized balance of early year policy loads over renewal year policy loads.

Reinsurance: Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves. Commissions allowed by reinsurers on business ceded are reported as income when received. Losses generated in certain reinsurance transactions are recognized immediately in income, with gains reported as a separate component of surplus and amortized over the remaining life of the business. For business ceded to unauthorized reinsurers, statutory accounting practices require that reinsurance credits permitted by the treaty be recorded as an offsetting liability and charged against unassigned surplus.

Under U.S. GAAP, ceded future policy benefits and contract owner liabilities are reported gross on the balance sheets. Only those reinsurance recoverable balances deemed probable of recovery are reflected as assets on the balance sheets and are stated net of allowances for credit losses, which are charged to earnings. Gains and losses on reinsurance, including commission and expense allowances, are deferred and amortized over the remaining life of the business.

Nonadmitted Assets: Certain assets designated as “nonadmitted,” principally disallowed IMR, non operating systems software, past due agents’ balances, furniture and equipment, intangible assets, and other assets not specifically identified as an admitted asset within the NAIC Accounting Practices and Procedures Manual ("NAIC SAPP"), are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. In addition, non-admitted assets include deferred tax assets that are not admissible under SSAP No. 101.  See Deferred Income Taxes above.

Policyholder Dividends: Policyholder dividends are recognized when declared.

Reconciliation to U.S. GAAP: The effects of the preceding variances from U.S. GAAP on the accompanying statutory basis financial statements have not been determined, but are presumed to be material.

Other significant accounting practices are as follows:

Certain reclassifications may be made to prior year amounts to maintain comparability of the years presented.

Investments: Investments are stated at values prescribed by the NAIC, as follows:

Bonds not backed by other loans are stated at either amortized cost using the yield to worst method or the lower of cost or fair market value. The Company does not have any SVO-Identified investments as defined in SSAP No. 26R, Bonds-Revised.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2023
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

Loan-backed securities are stated at either amortized cost or the lower of amortized cost or fair market value. Amortized cost is determined using the interest method and includes anticipated prepayments. The prospective adjustment method is used to determine the amortized cost for the majority of loan-backed and structured securities. For certain securities, the retrospective adjustments methodology is utilized, including agency and non-agency pools.

Redeemable preferred stocks rated as medium quality or better are valued at amortized cost. All other redeemable preferred stocks are reported at the lower of amortized cost or fair value and perpetual preferred stocks are reported at its fair value with a ceiling of its effective call price.

Common stocks are reported at fair value and the related unrealized capital gains/losses are reported in unassigned surplus along with adjustment for federal income taxes.

The Company engages in securities lending whereby certain securities from its portfolio are loaned to other institutions, through a lending agent, for short periods of time. The Company has the right to approve any institution with whom the lending agent transacts on its behalf. Initial cash and/or non-cash collateral is required at a rate of 102% of the market value of the loaned securities. The market value of the loaned securities is monitored on a daily basis with additional collateral obtained or refunded as the market value of the loaned securities fluctuates. The lending agent indemnifies the Company against losses resulting from the failure of a counterparty’s ability to return securities pledged where collateral is insufficient to cover the loss. Under the securities lending program, the Company also accepts non-cash collateral in the form of securities. The securities retained as collateral may not be sold or re-pledged, except in the event of default, and are not reflected in the Company’s Balance Sheet. This collateral generally consists of U.S. Treasury, U.S. Government agency securities and Mortgage-Backed Securities pools.

Short term investments are reported at amortized cost which approximates fair value.

Partnership interests, which are included in other invested assets, are reported at the underlying audited U.S. GAAP equity of the investee. Changes in surplus from distributions are reported in investment income.

Residual collateralized mortgage obligations, which are included in other invested assets on the balance sheet, are reported at amortized cost using the effective interest method.

Surplus notes acquired, which are included in other invested assets on the balance sheets, are reported at amortized cost using the effective interest method.

Realized capital gains and losses are generally determined using the first in first out method.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2023
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

The Company’s use of derivatives is primarily for economic hedging purposes to reduce the Company’s exposure to cash flow variability of assets and liabilities, interest rate risk, credit risk, and market risk. For those derivatives in effective hedging relationships, the Company values all derivative instruments on a consistent basis with the hedged item. Upon termination, gains and losses on instruments are included in the carrying values of the underlying hedged items and are amortized over the remaining lives of the hedged items as adjustments to investment income or benefits from the hedged items. Any unamortized gains or losses are recognized when the underlying hedged items are sold. The unrealized gains and losses from derivatives not designated as accounting hedges are reported at fair value through surplus. Upon termination, interest related gains and losses on asset hedges are included in IMR and are amortized over the remaining lives of the derivatives; other gains and losses are included in the AVR. The Company enters into the following derivatives:

Credit Contracts:

Credit default swaps: Credit default swaps are used to reduce credit loss exposure with respect to certain assets that the Company owns, or to assume credit exposure on certain assets that the Company does not own. Payments are made to or received from the counterparty at specified intervals. In the event of a default on the underlying credit exposure, the Company will either receive a payment (purchased credit protection) or will be required to make a payment (sold credit protection) equal to the par minus recovery value of the swap contract. The Company utilizes these contracts in replication and non qualifying hedging relationships.

Equity Contracts:

Futures: Futures contracts are used to hedge against a decrease in certain equity indices. Such decreases may result in a decrease in variable annuity account values which would increase the possibility of the Company incurring an expense for guaranteed benefits in excess of account values. The Company may also use futures contracts as a hedge against an increase in certain equity indices. Such increases may result in increased payments to the holders of the Fixed Indexed Annuities ("FIA") contracts. The Company enters into exchange traded futures with regulated futures commissions that are members of the exchange. The Company also posts initial and variation margin with the exchange on a daily basis. The Company utilizes exchange-traded futures in non-qualifying hedging relationships.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2023
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

Foreign Exchange Contracts:

Foreign exchange swaps: The Company uses foreign exchange or currency swaps to reduce the risk of change in the value, yield or cash flows associated with certain foreign denominated invested assets. Foreign exchange swaps represent contracts that require the exchange of foreign currency cash flows against U.S. dollar cash flows at regular periods, typically quarterly or semi-annually. The Company utilizes these contracts in qualifying hedging relationships.

Interest Rate Contracts:

Total return swaps: The Company uses total return swaps as a hedge of interest related risks within various Legacy Annuity products. Using total return swaps, the Company agrees with another party to exchange, at specified intervals, the difference between the economic performance of assets or a market index and a fixed or variable funding multiplied by reference to an agreed upon notional amount. No cash is exchanged at the onset of the contracts. Cash is paid and received over the life of the contract based upon the terms of the swaps. The Company utilizes these contracts in non-qualifying hedging relationships.

Contract Loans: Contract loans are reported at unpaid principal balances but not in excess of the cash surrender value of the related insurance/annuity policy.

Aggregate Reserve for Life Policies and Contracts: Life, annuity, and accident and health reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash value or the amounts required by law. Interest rates range from 1.00% to 9.25% for 2023.

The Company waives the deduction of deferred fractional premiums upon the death of the insured. It is the Company’s practice to return a pro rata portion of any premium paid beyond the policy month of death, although it is not contractually required to do so for certain issues. A reserve has been established of $8.8 and $10.6 for any surrender value promised in excess of the legally computed reserves at December 31, 2023 and 2022, respectively.

The methods used in valuation of substandard policies are as follows:

For life, endowment and term policies issued substandard, the standard reserve during the premium paying period is increased by 50% of the gross annual extra premium. Standard reserves are held on Paid-Up Limited Pay contracts.

For reinsurance accepted with table rating, the reserve established is a multiple of the standard reserve corresponding to the table rating.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2023
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

For reinsurance with flat extra premiums, the standard reserve is increased by 50% of the flat extra.

The amount of insurance in force for which the gross premiums are less than the net premiums, according to the standard of valuation required by the NYDFS, is $2.0 billion and $2.2 billion at December 31, 2023 and 2022, respectively. The amount of premium deficiency reserves for life policies on which gross premiums are less than the net premiums is $29.0 and $32.3 at December 31, 2023 and 2022, respectively.

Liability carried for premium deficiency reserves was $7.6 and $7.6 at December 31, 2023 and 2022, respectively. The Company anticipates investment income as a factor in the premium deficiency calculation in accordance with SSAP No. 54, Individual and Group Accident and Health Contracts (“SSAP No. 54”).

The tabular interest has been determined from the basic data for the calculation of policy reserves for all direct ordinary life insurance and for the portion of group life insurance classified as group under Internal Revenue Code ("IRC") Section 79. The method of determination of tabular interest of funds not involving life contingencies is as follows: current year reserves, plus payments, less prior year reserves, less funds added.

Reinsurance: Reinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Reserves are based on the terms of the reinsurance contracts and are consistent with the risks assumed. Premiums and benefits ceded to other companies have been reported as a reduction of premium revenue and benefits expense. Amounts applicable to reinsurance ceded for reserves and unpaid claim liabilities have been reported as reductions of these items, and expense allowances received in connection with reinsurance ceded have been reflected in operations. The Company establishes a receivable for amounts due from reinsurers for claims paid and other amounts recoverable under the terms of the reinsurance contracts.
Participating Insurance: Participating business approximates less than 1% of the Company’s ordinary life insurance in force and less than 4% of premium income. The amount of dividends to be paid to participating policyholders is determined annually by the Board of Directors. Amounts allocable to participating policyholders are based on published dividend projections or expected dividend scales.

Benefit Plans: The Company, through its parent or affiliates, provides noncontributory retirement plans for substantially all employees and certain agents. Pension costs are charged to operations as contributions are made to the plans. The Company, through its parent or affiliates, also provides a contributory retirement plan for substantially all employees.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2023
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

Nonadmitted Assets: Nonadmitted assets are summarized as follows:

	December 31
	2023	2022
	(In Thousands)
Deferred federal income taxes	$36,311	$40,875
Receivables from parents, subsidiaries and affiliates	27	222
Deferred and uncollected premiums	143	330
Reinsurance recoverable	1	43
Other - suspense and clearing	176	145
Total nonadmitted assets	$36,658	$41,615

Changes in nonadmitted assets are reported directly in unassigned surplus as an increase or decrease in nonadmitted assets.

Claims and Claims Adjustment Expenses: Claims expenses represent the estimated ultimate net cost of all reported and unreported claims incurred through December 31, 2023. The Company does not discount claims and claims adjustment expense reserves. Such estimates are based on actuarial projections applied to historical claim payment data. Such liabilities are considered to be reasonable and adequate to discharge the Company’s obligations for claims incurred but unpaid as of December 31, 2023.

Guaranteed Benefits: For variable annuity guarantees, Valuation Manual 21 ("VM21") is followed. This guideline interprets how to apply the NAIC Commissioners’ Annuity Reserve Valuation Method to Variable Annuities. Minimum reserves are equal to a stochastic reserve plus an additional standard projection amount. Both reinsurance and hedging are also reflected. Taxes are not incorporated. All assumptions for the Standard Projected Amount are prescribed. All other assumptions are set by the actuary using prudent best-estimates except for prescribed asset defaults and spreads. Furthermore, NYDFS adopted an amendment to NY Regulation 213 ("NY Reg 213") effective January 1, 2020 which requires an additional floor reserve for NY entities. At adoption and at year end 2023, the NY Reg 213 reserve was higher than the VM-21 reserves; therefore, the Company recorded the amounts equal to the NY Reg 213 reserves.

Separate Accounts: Most separate account assets and liabilities held by the Company represent funds held for the benefit of the Company’s variable life and annuity policy and contract holders who bear all of the investment risk associated with the policies. Such policies are of a non-guaranteed nature. All net investment experience, positive or negative, is attributed to the policy and contract holders’ account values. The assets and liabilities of these accounts are carried at fair value and are legally segregated and are not subject to claims that arise out of any other business of the Company. There are no product classification differences under U.S. GAAP.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2023
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

2.    Permitted Statutory Basis Accounting Practices
The financial statements of the Company are presented on the basis of accounting practices prescribed or permitted by the NYDFS. The NYDFS recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under the New York Insurance Laws. The NAIC SSAP has been adopted as a component of prescribed or permitted practices by the State of New York. The New York Superintendent of Financial Services ("Superintendent") has the right to permit other specific practices that deviate from prescribed practices.

The Company is required to identify those significant accounting practices that are permitted, and obtain written approval of the practices from the New York Department of Financial Services.

The NYDFS superintendent approved a permitted accounting practice that allows the Company to hold reserves computed in accordance with VM-A and VM-C for individual term life policies that convert into universal life policies, instead of Valuation Manual 20: Requirements for Principle-Based Reserves for Life Products ("VM-20") reserves as required by the valuation manual. As of December 31, 2023, there were 91 such policies with total face amount of $20.7 and reserves of $0.2. As of December 31, 2022, there were 73 such policies with total face amount of $15.8 and reserves of $0.1. The Reserves disclosure is affected by this permitted practice.

Other than the permitted practice above, Company did not have any prescribed or permitted practices as of December 31, 2023.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2023
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

3.    Investments
Bonds and Equity Securities

The cost or amortized cost and fair value of bonds and equity securities are as follows:

	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2023
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$27,757	$21	$2,244	$25,534
Foreign other (par value - $228,340)	226,646	6,544	16,734	216,456
Foreign government (par value - $14,360)	15,316	417	1,350	14,383
Corporate securities	526,134	14,576	46,693	494,017
Residential mortgage backed securities	85,016	146	11,921	73,241
Commercial mortgage backed securities	208,710	86	36,004	172,792
Other asset backed securities	124,006	787	4,995	119,798
Total bonds	1,213,585	22,577	119,941	1,116,221
Preferred stocks	3,672	179	257	3,594
Common stocks	2,889	417	1,002	2,304
Total equity securities	6,561	596	1,259	5,898
Total	$1,220,146	$23,173	$121,200	$1,122,119

At December 31, 2022
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$18,738	$—	$1,478	$17,260
Foreign other (par value - $253,882)	252,391	2,793	25,342	229,842
Foreign government (par value - $13,126)	14,013	148	1,968	12,193
Corporate securities	541,597	6,705	64,992	483,310
Residential mortgage backed securities	83,674	75	12,895	70,854
Commercial mortgage backed securities	234,802	36	33,207	201,631
Other asset backed securities	111,499	40	10,056	101,483
Total bonds	1,256,713	9,797	149,938	1,116,573
Preferred stocks	4,772	148	508	4,412
Common stocks	2,698	397	721	2,374
Total equity securities	7,470	545	1,229	6,786
Total	$1,264,183	$10,342	$151,167	$1,123,358

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2023
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

Reconciliation of bonds from amortized cost to carrying value is as follows:

	December 31
	2023	2022
	(In Thousands)
Cost or amortized cost	$1,213,585	$1,256,713
Adjustment for below investment grade bonds	(76)	—
Carrying value	$1,213,509	$1,256,713

The aggregate fair value of debt securities with unrealized losses and the time period that cost exceeded fair value are as follows:

	Less than 6 Months Below Cost	More than 6 Months and Less than 12 Months Below Cost	More than 12 Months Below Cost	Total
	(In Thousands)
At December 31, 2023
Fair value	$16,809	$54,720	$669,753	$741,282
Unrealized loss	528	2,892	116,521	119,941

At December 31, 2022
Fair value	$189,810	$574,191	$155,306	$919,307
Unrealized loss	8,701	98,317	42,920	149,938

The amortized cost and fair value of investments in bonds at December 31, 2023, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Amortized Cost	Fair Value
	(In Thousands)
Maturity:
Due in 1 year or less	$8,567	$8,499
Due after 1 year through 5 years	70,461	68,524
Due after 5 years through 10 years	165,943	166,011
Due after 10 years	550,882	507,356
	795,853	750,390
Residential mortgage-backed securities	85,016	73,241
Commercial mortgage-backed securities	208,710	172,792
Other asset-backed securities	124,006	119,798
Total	$1,213,585	$1,116,221

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2023
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

In managing our risk exposure to subprime and Alt-A mortgages, we take into account collateral performance and structural characteristics associated with our various positions.

While the Company actively invests in and continues to manage a portfolio of such exposures in the form of securitized investments, the Company does not originate or purchase subprime or Alt-A whole-loan mortgages. Subprime lending is the origination of loans to customers with weaker credit profiles. The Company defines Alt-A mortgages to include the following categories of pre-2009 investments: residential mortgage loans to customers who have strong credit profiles but lack some element(s), such as documentation to substantiate income; residential mortgage loans to borrowers that would otherwise be classified as prime but for which loan structure provides repayment options to the borrower that increase the risk of default; and any securities backed by residential mortgage collateral not clearly identifiable as prime or subprime.

The following table summarizes the Company’s exposure to subprime mortgage backed securities and Alt-A mortgage backed securities through other investments as of December 31, 2023, 2022, and 2021, respectively:

	Actual Cost	Book/Adjusted Carrying Value (excluding interest)	Fair Value	Other Than Temporary Impairment Losses Recognized
	(In Thousands)
December 31, 2023
Residential mortgage-backed securities	$247	$241	$227	$—
Structured securities	109	112	121	—
Total	$356	$353	$348	$—

December 31, 2022
Residential mortgage-backed securities	$275	$271	$260	$—
Structured securities	63	64	80	—
Total	$338	$335	$340	$—

December 31, 2021
Residential mortgage-backed securities	$331	$311	$345	$—
Structured securities	109	72	104	—
Total	$440	$383	$449	$—

The Company did not have underwriting exposure to subprime mortgage risk through investments in subprime mortgage loans, mortgage guaranty or financial guaranty insurance coverage as of December 31, 2023 or 2022.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2023
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

The following table shows prepayment penalty and acceleration fees at December 31, 2023 and 2022:

	General Account	Separate Account
	(In Thousands)
2023
Number of CUSIPs	3	—
Aggregate Amount of Investment Income	$1	$—

2022
Number of CUSIPs	76	—
Aggregate Amount of Investment Income	$141	$—

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2023
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

The following table shows 5GI Securities as of December 31, 2023 and 2022.

Investment	Number of 5GI Securities		Aggregate BACV		Aggregate Fair Value
	2023	2022	2023	2022	2023	2022
(In Thousands)
Bonds - AC	1	—	$275	$—	$256	$—
LB&SS- AC	—	—	—	—	—	—
Preferred Stock-AC	—	—	—	—	—	—
Preferred Stock- FV	—	—	—	—	—	—
Total	1	—	$275	$—	$256	$—

AC- Amortized Cost FV- Fair Value LB- Loan-backed Securities SS- Structured Securities

Mortgage Loans

All mortgage loans are evaluated by seasoned underwriters, including an appraisal of loan-specific credit quality, property characteristics, and market trends, and assigned a quality rating using the Company’s internally developed quality rating system. The Company's mortgage loans on real estate are all commercial mortgage loans, held for investment.

The maximum and minimum lending rates for mortgage loans initiated during 2023 were 5.78% and 5.78%.

There were no taxes, assessments or any amounts advanced and not included in the mortgage loan total as of December 31, 2023 and 2022.

Property insurance is required on all collateral securing commercial real estate mortgage loans. Generally the coverage is “all risk” at a level equal to the replacement cost of the improvements. Additional coverage may be required to cover flood, windstorm and other risks associated with collateral type, use and location.

During 2023, the maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages was 68.8%.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2023
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

The following table shows an age analysis of mortgage loans by type and mortgage loans in which the insurer is a participant or co-lender in a mortgage loan agreement as of December 31, 2023 and 2022:

		Residential		Commercial
	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
(In Thousands)
December 31, 2023
Recorded investment (all)
Current	$—	$—	$—	$—	$108,882	$—	$108,882
30-59 Days Past Due	—	—	—	—	—	—	—
60-89 Days Past Due	—	—	—	—	—	—	—
90-179 Days Past Due	—	—	—	—	—	—	—
180+ Days Past Due	—	—	—	—	—	—	—
Accruing Interest 90-179 Days Past Due
Recorded Investment	$—	$—	$—	$—	$—	$—	$—
Interest Accrued	—	—	—	—	—	—	—
Accruing Interest 180+ Days Past Due
Recorded Investment	$—	$—	$—	$—	$—	$—	$—
Interest Accrued	—	—	—	—	—	—	—
Interest Reduced
Recorded Investment	$—	$—	$—	$—	$—	$—	$—
Number of Loans	—	—	—	—	—	—	—
Percent Reduced	—%	—%	—%	—%	—%	—%	—
Participant or Co-lender in a Mortgage Loan Agreement
Recorded Investment	$—	$—	$—	$—	$57,834	$—	$57,834

		Residential		Commercial
	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
(In Thousands)
December 31, 2022
Recorded investment (all)
Current	$—	$—	$—	$—	$106,109	$—	$106,109
30-59 Days Past Due	—	—	—	—	—	—	—
60-89 Days Past Due	—	—	—	—	—	—	—
90-179 Days Past Due	—	—	—	—	—	—	—
180+ Days Past Due	—	—	—	—	—	—	—
Accruing Interest 90-179 Days Past Due

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2023
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

		Residential		Commercial
	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
(In Thousands)
Recorded Investment	$—	$—	$—	$—	$—	$—	$—
Interest Accrued	—	—	—	—	—	—	—
Accruing Interest 180+ Days Past Due
Recorded Investment	$—	$—	$—	$—	$—	$—	$—
Interest Accrued	—	—	—	—	—	—	—
Interest Reduced
Recorded Investment	$—	$—	$—	$—	$—	$—	$—
Number of Loans	—	—	—	—	—	—	—
Percent Reduced	—%	—%	—%	—%	—%	—%	—
Participant or Co-lender in a Mortgage Loan Agreement
Recorded Investment	$—	$—	$—	$—	$70,528	$—	$70,528

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2023
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

The Company had no investments in impaired mortgage loans with or without an allowance for credit losses and impaired loans subject to a participant or co-lender mortgage loan agreement for which the Company is restricted from unilaterally foreclosing on the mortgage loan as of December 31, 2023 and 2022.

The following table shows investments in impaired mortgage loans held by the Company and the related average recorded investment, the interest income recognized and the investments on nonaccrual status pursuant to SSAP No. 34, Investment Income Due and Accrued as of December 31, 2023 and 2022:

		Residential		Commercial
	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
	(in Thousands)
December 31, 2023
Average Recorded investment	$—	$—	$—	$—	$4,513	$—	$4,513
Interest income Recognized	—	—	—	—	178	—	178
Recorded Investments on Nonaccrual Status	—	—	—	—	—	—	—
Amount of Interest Income Recognized using a Cash-Basis Method of Accounting	—	—	—	—	179	—	179

December 31, 2022
Average Recorded investment	$—	$—	$—	$—	$4,867	$—	$4,867
Interest income Recognized	—	—	—	—	194	—	194
Recorded Investments on Nonaccrual Status	—	—	—	—	—	—	—
Amount of Interest Income Recognized using a Cash-Basis Method of Accounting	—	—	—	—	195	—	195

The Company recognizes interest income on its impaired loans upon receipt.

The Company has no allowances for credit losses as of December 31, 2023 and 2022.

The Company has no mortgage loans derecognized as a result of foreclosure as of December 31, 2023 and 2022.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2023
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

Net Realized Capital Gains and Losses

Realized capital gains (losses) are reported net of federal income taxes and amounts transferred to the IMR as follows:

	December 31
	2023	2022	2021
	(In Thousands)
Realized capital (loss) gain	$(5,705)	$(1,020)	$102,745
Amount transferred to IMR (net of related taxes of $(969) in 2023, $166 in 2022, and $23,638 in 2021)	3,645	(625)	(88,924)
Federal income tax benefit (expense)	751	2,596	(11,483)
Net realized capital (loss) gain	$(1,309)	$950	$2,338

Realized capital losses include losses of $0.0, $0.5 and $0.6 related to securities that have experienced an other-than-temporary decline in value during 2023, 2022 and 2021, respectively.

Proceeds from sales of investments in bonds and other fixed maturity interest securities were $274.5, $325.2 and $718.2 in 2023, 2022 and 2021, respectively. Gross gains of $3.8, $6.1 and $109.5 and gross losses of $8.3, $5.0 and $1.2 during 2023, 2022 and 2021, respectively, were realized on those sales. A portion of the gains and losses realized in 2023, 2022 and 2021 has been deferred to future periods in the IMR.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2023
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

The Company did not have any OTTI recognized in accordance with structured securities subject to SSAP No. 43R, Loan-backed and Structured Securities (“SSAP No. 43R”) during 2023 due to intent to sell or inability or lack of intent to hold to recovery.

The following table discloses in aggregate the OTTI recognized in accordance with structured securities subject to SSAP No. 43R during 2022 due to intent to sell or inability or lack of intent to hold to recovery.

	Amortized Cost Basis Before Other-than-Temporary Impairment	Other-than-Temporary Impairment Recognized
		Interest	Non-interest	Fair Value
(In Thousands)
First quarter:
Aggregate intent to sell	$—	$—	$—	$—
Aggregate inability or lack of intent to hold to recovery	—	—	—	—
Total first quarter	$—	$—	$—	$—

Second quarter:
Aggregate intent to sell	$—	$—	$—	$—
Aggregate inability or lack of intent to hold to recovery	—	—	—	—
Total second quarter	$—	$—	$—	$—

Third quarter:
Aggregate intent to sell	$535	$98	$—	$437
Aggregate inability or lack of intent to hold to recovery	—	—	—	—
Total third quarter	$535	$98	$—	$437

Fourth quarter:
Aggregate intent to sell	$—	$—	$—	$—
Aggregate inability or lack of intent to hold to recovery	—	—	—	—
Total fourth quarter	$—	$—	$—	$—

Total	N/A	$98	$—	N/A

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2023
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

The following table discloses in aggregate the OTTI recognized in accordance with structured securities subject to SSAP No. 43R during 2021 due to intent to sell or inability or lack of intent to hold to recovery.

	Amortized Cost Basis Before Other-than-Temporary Impairment	Other-than-Temporary Impairment Recognized
		Interest	Non-interest	Fair Value
(In Thousands)
First quarter:
Aggregate intent to sell	$49	$1	$—	$48
Aggregate inability or lack of intent to hold to recovery	—	—	—	—
Total first quarter	$49	$1	$—	$48

Second quarter:
Aggregate intent to sell	$—	$—	$—	$—
Aggregate inability or lack of intent to hold to recovery	—	—	—	—
Total second quarter	$—	$—	$—	$—

Third quarter:
Aggregate intent to sell	$—	$—	$—	$—
Aggregate inability or lack of intent to hold to recovery	—	—	—	—
Total third quarter	$—	$—	$—	$—

Fourth quarter:
Aggregate intent to sell	$—	$—	$—	$—
Aggregate inability or lack of intent to hold to recovery	—	—	—	—
Total fourth quarter	$—	$—	$—	$—

Total	N/A	$1	$—	N/A

The total amount of OTTI’s recognized by the Company arising from the present value of expected cash flows being less than the amortized cost of structured securities subject to SSAP No. 43R was $0 in 2023, 2022, and 2021.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2023
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

The following table discloses, in the aggregate, all structured securities in an unrealized loss position for which an OTTI has not been recognized in accordance with the requirements of SSAP No. 43R. This includes securities with a recognized OTTI for non-interest related declines when a non-recognized interest related impairment remains:

	December 31, 2023
	Aggregate Amount of Unrealized Losses	Aggregate Fair Value of Securities with Unrealized Losses
	(In Thousands)
Less than 12 months	$422	$14,057
Greater than 12 months	52,498	285,899
Total	$52,920	$299,956

	December 31, 2022
	Aggregate Amount of Unrealized Losses	Aggregate Fair Value of Securities with Unrealized Losses
	(In Thousands)
Less than 12 months	$27,461	$234,234
Greater than 12 months	28,697	132,646
Total	$56,158	$366,880

Investment Income

Major categories of net investment income are summarized as follows:

	Year ended December 31
	2023	2022	2021
	(In Thousands)
Income:
Bonds	$61,007	$57,992	$56,168
Mortgage loans	4,250	4,386	5,916
Contract loans	4,420	4,736	4,864
Derivatives	219	403	1,738
Other	3,292	799	1,165
Total investment income	73,188	68,316	69,851
Investment expenses	(1,830)	(1,873)	(2,947)
Net investment income	$71,358	$66,443	$66,904

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2023
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

The gross, nonadmitted, and admitted amounts for interest income due and accrued as of year-end are as follows:

Interest Income Due and Accrued	2023
(In Thousands)
Gross	$12,174
Nonadmitted	$21
Admitted	$12,153

The company did not have any aggregate deferred interest as of December 31, 2023.

The cumulative amount of paid-in-kind interest included in the current principal balance is $0.8 for the year ended December 31, 2023.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2023
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

Securities Lending

The Company engages in securities lending whereby certain securities from its portfolio are loaned to other institutions, through a lending agent, for short periods of time. The securities received in the program cannot be sold or repledged. As of December 31, 2023 and 2022, the fair value of securities retained as collateral by the lending agent on the Company’s behalf was $0.0 and $0.4, respectively.

The Company had loaned securities, which are reflected as invested assets on the balance sheets, with a fair value of approximately $43.3 and $54.8 at December 31, 2023 and 2022, respectively.

The aggregate fair value amount of collateral received, by specific time period, for securities lending agreements at December 31, 2023 and 2022 are shown below:

	At December 31, 2023	At December 31, 2022
	(In Thousands)
Open	$—	$—
30 days or less	41,800	33,817
31 to 60 days	1,875	8,932
61 to 90 days	—	4,150
Greater than 90 days	1,503	10,179
Securities received	—	—
Total collateral received	$45,178	$57,078

The Company uses cash collateral received for income generation and general liquidity purposes. At the end of the loan term, the Company will take back its securities, and the counterparty will receive the amount loaned, together with the agreed upon interest.

The Company has not pledged any of its assets as collateral that are not reclassified and separately reported on the balance sheet.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2023
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

The aggregate amount of collateral reinvested, by specific time period, for securities lending agreements at December 31, 2023 and 2022 are shown below:

	Securities Lending
	Amortized Cost	Fair Value
	(In Thousands)
At December 31, 2023
Open	$—	$—
30 days or less	41,800	41,800
31 to 60 days	1,875	1,875
61 to 90 days	—	—
91 to 120 days	1,500	1,500
121 to 180 days	—	—
181 to 365 days	—	—
1 to 2 years	—	—
2 to 3 years	—	—
Greater than 3 years	3	3
Securities received	—	—
Total collateral reinvested	$45,178	$45,178

At December 31, 2022
Open	$—	$—
30 days or less	33,817	33,818
31 to 60 days	8,932	8,934
61 to 90 days	4,150	4,151
91 to 120 days	1,175	1,175
121 to 180 days	4,150	4,153
181 to 365 days	4,525	4,527
1 to 2 years	325	325
2 to 3 years	—	—
Greater than 3 years	4	4
Securities received	—	—
Total collateral reinvested	$57,078	$57,087

The maturity dates of the liabilities appropriately match the invested assets in the securities lending program.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2023
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

The amounts held as collateral for transactions that extend beyond one year at December 31, 2023 and 2022 are shown below:

Description of Collateral	2023	2022
BAC_14BANK OF AMERICA NA CREDIT 4.55% - USD	$—	$325
GEWMC2006-1GEWMC 2006-1 A2A - USD	—	4
GEWMC_06-1 - USD	3	—
Total Collateral Extending beyond one year	$3	$329

Restricted Assets

The following table shows assets pledged as collateral or restricted at December 31, 2023:

	Gross (Admitted & Nonadmitted) Restricted
	General Account		Separate Account		Total Assets	Total From Prior Year	Increase/ (Decrease)	Total Nonadmitted Restricted		Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Restricted Asset Category	Total Assets	Supporting Separate Account Activity*	Total Assets	Supporting General Account Activity**					Total Admitted Restricted
	(In Thousands)
Collateral held under security lending agreements	$45,211	$—	$—	$—	$45,211	$63,410	$(18,199)	$—	$45,211	2.2%	2.2%
On deposit with states	3,760	—	—	—	3,760	2,685	1,075	—	3,760	0.2	0.2
Derivative Pledged Collateral	—	—	—	—	—	3,235	(3,235)	—	—	0.0	0.0
Total Restricted Assets	$48,971	$—	$—	$—	$48,971	$69,330	$(20,359)	$—	$48,971	2.4%	2.4%

* Subset of Total General Account Gross Restricted Assets
** Subset of Total Separate Account Restricted Assets

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2023
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

The following table shows assets pledged as collateral or restricted at December 31, 2022:

	Gross (Admitted & Nonadmitted) Restricted
	General Account		Separate Account		Total Assets	Total From Prior Year	Increase/(Decrease)	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Restricted Asset Category	Total Assets	Supporting Separate Account Activity*	Total Assets	Supporting General Account Activity**
	(In Thousands)
Collateral held under security lending agreements	$63,410	$—	$—	$—	$63,410	$34,964	$28,446	$—	$63,410	3.0%	3.1%
On deposit with states	2,685	—	—	—	2,685	4,739	(2,054)	—	2,685	0.1	0.1
Derivative Pledged Collateral	3,235	—	—	—	3,235	6,153	(2,918)	—	3,235	0.2	0.2
Total restricted assets	$69,330	$—	$—	$—	$69,330	$45,856	$23,474	$—	$69,330	3.3%	3.4%

* Subset of Total General Account Gross Restricted Assets
** Subset of Total Separate Account Restricted Assets

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2023
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

The following table shows collateral received and reflected as assets at December 31, 2023:

Collateral Assets	Book/Adjusted Carrying Value (BACV)	Fair Value	% of BACV to Total Assets (Admitted and Nonadmitted)*	% of BACV to Total Admitted Assets**
	(In Thousands)
General Account
Cash, Cash Equivalents and Short-Term Investments	$1,082	$1,082	0.07%	0.07%
Reinvested collateral assets owned	45,178	45,179	2.78%	2.85%
Total collateral Assets	$46,260	$46,261	2.85%	2.92%
*BACV divided by total assets excluding Separate Accounts
**BACV divided by total admitted assets excluding Separate Accounts

The Company has not received collateral reflected as assets in the separate account.

	1	2
	Amount	% of Liability to Total Liabilities
	(In Thousands)
Recognized Obligation to Return Collateral Asset (General Account)*	$46,260	4.09%
Recognized Obligation to Return Collateral Asset (Separate Account)**	$—	—%

*BACV divided by total liabilities excluding Separate Accounts
**BACV divided by total liabilities on Separate Accounts

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2023
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

The following table shows collateral received and reflected as assets at December 31, 2022:

Collateral Assets	Book/Adjusted Carrying Value (BACV)	Fair Value	% of BACV to Total Assets (Admitted and Nonadmitted)*	% of BACV to Total Admitted Assets**
	(In Thousands)
General Account
Cash, Cash Equivalents and Short-Term Investments	$1,092	$1,092	0.07%	0.07%
Reinvested collateral assets owned	$57,078	$57,087	3.45%	3.54%
Total collateral assets	$58,170	$58,179	3.52%	3.61%

*BACV divided by total assets excluding Separate Accounts
**BACV divided by total admitted assets excluding Separate Accounts

The Company has not received collateral reflected as assets in the separate account.

	Amount	% of Liability to Total Liabilities*
	(In Thousands)
Recognized Obligation to Return Collateral Asset (General Account)*	$58,170	4.81%
Recognized Obligation to Return Collateral Asset (Separate Account)**	$—	—%

*BACV divided by total liabilities excluding Separate Accounts
**BACV divided by total liabilities on Separate Accounts

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2023
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

Troubled Debt Restructuring

The Company has a high quality, well performing, portfolio of commercial mortgage loans and private placement debts. Under certain circumstances, modifications to these contracts are granted. Each modification is evaluated as to whether troubled debt restructuring has occurred. A modification is a troubled debt restructure when the borrower is in financial difficulty and the creditor makes concessions. Generally, the types of concessions may include: reduction of the face amount or maturity amount of the debt as originally stated, reduction of the contractual interest rate, extension of the maturity date at an interest rate lower than current market interest rates and /or reduction of accrued interest. The Company considers the amount, timing and extent of the concession granted in determining any impairment or changes in the specific valuation allowance recorded in connection with the troubled debt restructuring. A valuation allowance may have been recorded prior to the quarter when the loan is modified in a troubled debt restructuring. Accordingly, the carrying value (net of the specific valuation allowance) before and after modification through a troubled debt restructuring may not change significantly, or may increase if the expected recovery is higher than the pre-modification recovery assessment.

As of December 31, 2023, the Company's investments which experienced troubled debt restructuring consisted of one commercial mortgage loan and no private placement with a total carrying value of $4.2. As of December 31, 2022, the Company held one commercial mortgage loan and one private placement with a carrying value of $6.5. As of December 31, 2021 the Company held one commercial mortgage loan with a carrying value of $4.9. The Company has no realized losses related to these investments in 2023, 2022, and 2021.

The Company has no contractual commitments to extend credit to debtors owing receivables whose terms have been modified in troubled debt restructurings.

The Company accrues interest income on impaired loans to the extent it is deemed collectible (delinquent less than 90 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans is generally recognized on a cash basis.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2023
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

4.    Derivative Financial Instruments Held for Purposes Other than Trading
The Company’s use of derivatives is primarily for economic hedging purposes to reduce the Company’s exposure to cash flow variability of assets and liabilities, interest rate risk, credit risk, and market risk. The Company enters into the following type of derivatives: Credit Contracts, Equity Contracts, Foreign Exchange Contracts and Interest Rate Contracts. The Company's use and hedging strategy of derivatives is detailed in Note 1.
Upfront fees paid or received on derivative contracts are included on the balance sheets as an asset or liability and are being amortized to investment income over the remaining terms of the contracts.

Periodic payments from such contracts are included in investment income on the statements of operations. Accrued amounts payable to or receivable from counterparties are included in other liabilities or accrued investment income on the balance sheet. Gains or losses realized as a result of early terminations are recognized in income in the statement of operations or deferred into IMR and amortized into investment income.

The Company is exposed to credit loss in the event of nonperformance by counterparties on certain derivative contracts; however, the Company does not anticipate nonperformance by any of these counterparties. The amount of such exposure is generally the unrealized gains in such contracts. The Company manages the potential credit exposure from interest rate contracts through careful evaluation of the counterparties’ credit standing, collateral agreements, and master netting agreements.

Under the terms of the Company’s Over-The-Counter ("OTC") Derivative International Swaps and Derivatives Association, Inc. ("ISDA") agreements, the Company may receive from, or deliver to, counterparties, collateral to assure that all terms of the ISDA agreements will be met with regard to the Credit Support Annex ("CSA"). The terms of the CSA call for the Company to pay interest on any cash received equal to the Federal Funds rate. Collateral held is used in accordance with the CSA to satisfy any obligations. Investment grade bonds owned by the Company are the source of noncash collateral posted, which is reported on the balance sheet.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2023
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

The table below summarizes the Company's types and amounts of collateral held, pledged and delivered related to OTC derivative contracts and cleared derivative contracts:

		As of December 31, 2023	As of December 31, 2022
Collateral Type:		(In Thousands)
Cash
	Held - OTC Contracts	$1,082	$1,092
	Pledged- Cleared Contracts	—	4

Securities
	Delivered	$—	$3,235

The table below summarizes the Company’s derivative contracts, which are reflected as invested assets and a liability on the balance sheets, at December 31, 2023 and 2022:

	Notional Amount	Carrying Value	Fair Value
	(In Thousands)
December 31, 2023
Derivative contracts:
Credit contracts	$—	$—	$—
Equity contracts	—	—	—
Foreign exchange contracts	18,257	249	858
Interest rate contracts	—	—	—
Total derivatives	$18,257	$249	$858

December 31, 2022
Derivative contracts:
Credit contracts	$1,750	$(3)	$(3)
Equity contracts	21,334	—	57
Foreign exchange contracts	18,574	1,104	2,070
Interest rate contracts	17,000	(220)	(220)
Total derivatives	$58,658	$881	$1,904

The Company does not have any derivative contracts with financing premiums.

The Company does not have any derivative with excluded components.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2023
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

5.    Concentrations of Credit Risk
The Company held below investment grade corporate bonds with an aggregate book value of $52.0 and $51.1 and an aggregate fair value of $43.4 and $45.1 at December 31, 2023 and 2022, respectively. Those holdings amounted to 4.3% and 4.1% of the Company’s investments in bonds at December 31, 2023 and 2022, respectively. The holdings of below investment grade bonds are widely diversified and of satisfactory quality based on the Company’s investment policies and credit standards.

The Company held unrated bonds with a carrying value of $17.2 and $22.7 with an aggregate fair value of $17.7 and $22.8 at December 31, 2023 and 2022, respectively. The carrying value of these holdings amounted to 1.5% and 1.8% of the Company’s investment in bonds at December 31, 2023 and 2022, respectively.

The Company's commercial mortgage loan portfolio is diversified by geographic region and property type to manage concentration risk. The Company manages risk when originating commercial mortgage loans by generally lending only up to 75% of the estimated fair value of the underlying real estate. Subsequently, the Company continuously evaluates all mortgage loans based on relevant current information including a review of loan-specific credit, property characteristics and market trends. Loan performance is continuously monitored on a loan-specific basis throughout the year. This review includes submitted appraisals, operating statements, rent revenues and annual inspection reports, among other items. This review evaluates whether the properties are performing at a consistent and acceptable level to secure the debt. The components to evaluate debt service coverage are received and reviewed at least annually to determine the level of risk.

The Company rates all commercial mortgages to quantify the level of risk. The Company places those loans with higher risk on a watch list and closely monitor these loans for collateral deficiency or other credit events that may lead to a potential loss of principal and/or interest.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2023
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

Loan-to-value ("LTV") and debt service coverage ("DSC") ratios are measures commonly used to assess the risk and quality of commercial mortgage loans. The LTV ratio, calculated at time of origination, is expressed as a percentage of the amount of the loan relative to the value of the underlying property. An LTV ratio in excess of 100% indicates the unpaid loan amount exceeds the value of the underlying collateral. The DSC ratio, based upon the most recently received financial statements, is expressed as a percentage of the amount of a property's net income (loss) to its debt service payments. A DSC ratio of less than 1.0 indicates that property's operations do not generate sufficient income to cover debt payments. These ratios are utilized as part of the review process described above. LTV and DSC ratios as of the dates indicated are presented below:

	2023		2022
	Carrying Value	%	Carrying Value	%
	(In Thousands)		(In Thousands)
Origination Loan-to-Value
0% - 50%	$19,065	17.5%	$19,738	18.6%
50% - 60%	38,583	35.4%	41,422	39.0%
60% - 70%	51,234	47.1%	44,949	42.4%
70% - 80%	—	—%	—	—%
Total	$108,882	100.0%	$106,109	100.0%

Debt Service Coverage Ratio
Greater than 1.5x	$97,215	89.3%	$91,826	86.5%
1.25x to 1.5x	7,381	6.8%	4,767	4.5%
1.0x to 1.25x	4,286	3.9%	9,516	9.0%
Less than 1.0x	—	—%	—	—%
Total	$108,882	100.0%	$106,109	100.0%

If the value of any mortgage loan is determined to be impaired (i.e., when it is probable that the Company will be unable to collect on all amounts due according to the contractual terms of the loan agreement), the carrying value of the mortgage loan is reduced to either the present value of expected cash flows from the loan, discounted at the loan’s effective interest rate, or fair value of the collateral.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2023
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

The following table shows the Company's mortgage loan portfolio diversification by property type:

	As of December 31, 2023		As of December 31, 2022
Property Type	Carrying Value	%	Carrying Value	%
	(In Thousands)		(In Thousands)
Apartments	$35,238	32.3%	$44,959	42.4%
Hotel/Motel	4,229	3.9%	4,797	4.5%
Industrial	13,816	12.7%	14,264	13.4%
Office	10,896	10.0%	11,217	10.6%
Other	5,334	4.9%	5,560	5.2%
Retail	39,369	36.2%	25,312	23.9%
Total	$108,882	100.0%	$106,109	100.0%

The following table shows the Company's mortgage loan portfolio diversification by region:

	As of December 31, 2023		As of December 31, 2022
Region	Carrying Value	%	Carrying Value	%
	(In Thousands)		(In Thousands)
Pacific	$46,847	43.0%	$48,641	45.7%
South Atlantic	23,764	21.8%	24,887	23.5%
East North Central	4,313	4.0%	12,291	11.6%
Mountain	30,792	28.3%	16,299	15.4%
West North Central	3,166	2.9%	3,991	3.8%
Total	$108,882	100.0%	$106,109	100.0%

The following table shows the carrying value of the Company's mortgage loan portfolio breakdown by year of origination:

Year of Origination	2023	2022
	(In Thousands)
2023	$16,431	$—
2020	5,427	5,591
2018	24,231	24,718
2017 and prior	62,793	75,800
Total	$108,882	$106,109

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2023
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

6.    Reserves
At December 31, 2023 and 2022, the Company’s annuity reserves, including those held in separate accounts and deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
December 31, 2023	(In Thousands)
Individual Annuities:
Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	—%
At book value less current surrender charge of 5% or more	940	—	—	940	0.1
At fair value	—	—	417,920	417,920	61.9
Total with market value adjustment or at fair value	940	—	417,920	418,860	62.0
At book value without adjustment (minimal or no charge or adjustment)	110,083	—	—	110,083	16.3
Not subject to discretionary withdrawal	146,327	—	111	146,438	21.7
Total gross individual annuities reserves	257,350	—	418,031	675,381	100.0%
Less reinsurance ceded	165,654	—	—	165,654
Total net individual annuities reserves	$91,696	$—	$418,031	$509,727
Amount at book value with surrender charge in the current year that will move to at book value without adjustment for the first time within the year after the statement date	$—	$—	$—	$—

Group Annuities:
Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	—%
At book value less current surrender charge of 5% or more	—	—	—	—	—
At fair value	—	—	—	—	—
Total with market value adjustment or at fair value	—	—	—	—	—
Subject to discretionary withdrawal (without adjustment):
At book value without adjustment (minimal or no charge or adjustment)	—	—	—	—	—
Not subject to discretionary withdrawal	1,764	—	—	1,764	100.0
Total gross group annuities reserves	1,764	—	—	1,764	100.0%
Less reinsurance ceded	—	—	—	—
Total net group annuities reserves	$1,764	$—	$—	$1,764
Amount at book value with surrender charge in the current year that will move to at book value without adjustment for the first time within the year after the statement date	$—	$—	$—	$—

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2023
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
	(In Thousands)
Deposit-Type Contracts (no life contingencies):
Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	—%
At book value less current surrender charge of 5% or more	—	—	—	—	—
At fair value	—	—	—	—	—
Total with market value adjustment or at fair value	—	—	—	—	—
Subject to discretionary withdrawal (without adjustment):
At book value without adjustment (minimal or no charge or adjustment)	38,307	—	—	38,307	74.8
Not subject to discretionary withdrawal	12,898	—	—	12,898	25.2
Total gross deposit-type annuity reserves	51,205	—	—	51,205	100.0%
Less reinsurance ceded	4,439	—	—	4,439
Total net deposit-type contract reserves	$46,766	$—	$—	$46,766
Amount at book value with surrender charge in the current year that will move to at book value without adjustment for the first time within the year after the statement date	$—	$—	$—	$—

	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
December 31, 2022	(In Thousands)
Individual Annuities:
Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	—%
At book value less current surrender charge of 5% or more	254	—	—	254	—
At fair value	—	—	406,975	406,975	60.1
Total with market value adjustment or at fair value	254	—	406,975	407,229	60.1
Subject to discretionary withdrawal (without adjustment):
At book value without adjustment (minimal or no charge or adjustment)	125,130	—	—	125,130	18.5
Not subject to discretionary withdrawal	144,488	—	140	144,628	21.4
Total gross individual annuities reserves	269,872	—	407,115	676,987	100.0%
Less reinsurance ceded	174,772	—	—	174,772
Total net individual annuities reserves	$95,100	$—	$407,115	$502,215
Amount at book value with surrender charge in the current year that will move to at book value without adjustment for the first time within the year after the statement date	$—	$—	$—	$—

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2023
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
December 31, 2022	(In Thousands)
Group Annuities:
Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	—%
At book value less current surrender charge of 5% or more	—	—	—	—	—
At fair value	—	—	—	—	—
Total with market value adjustment or at fair value	—	—	—	—	—
Subject to discretionary withdrawal (without adjustment):
At book value without adjustment (minimal or no charge or adjustment)	—	—	—	—	—
Not subject to discretionary withdrawal	2,144	—	—	2,144	100.0
Total gross group annuities reserves	2,144	—	—	2,144	100.0%
Less reinsurance ceded	—	—	—	—
Total net group annuities reserves	$2,144	$—	$—	$2,144
Amount at book value with surrender charge in the current year that will move to at book value without adjustment for the first time within the year after the statement date	$—	$—	$—	$—

	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
	(In Thousands)
Deposit-Type Contracts (no life contingencies):
Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	—%
At book value less current surrender charge of 5% or more	—	—	—	—	—
At fair value	—	—	—	—	—
Total with market value adjustment or at fair value	$—	$—	$—	$—	—%
Subject to discretionary withdrawal (without adjustment):
At book value without adjustment (minimal or no charge or adjustment)	$43,970	$—	$—	$43,970	75.5
Not subject to discretionary withdrawal	14,259	—	—	14,259	24.5
Total gross deposit-type annuity reserves	$58,229	$—	$—	$58,229	100.0%
Less reinsurance ceded	5,421	—	—	5,421
Total net deposit-type contract reserves	$52,808	$—	$—	$52,808
Amount at book value with surrender charge in the current year that will move to at book value without adjustment for the first time within the year after the statement date	$—	$—	$—	$—

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2023
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

At December 31, 2023 and 2022, the Company’s life insurance reserves, including those held in separate accounts that are subject to discretionary withdrawal and not subject to discretionary withdrawal provisions are summarized as follows:

	Account Value	Cash Value	Reserve
	(In Thousands)
December 31, 2023
General Account
Subject to discretionary withdrawal, surrender values, or policy loans:
Term Policies with Cash Value	$—	$45,237	$123,568
Universal Life	603,769	559,838	616,981
Universal Life with Secondary Guarantees	141,385	127,586	522,115
Indexed Universal Life	24,370	21,156	21,622
Indexed Universal Life with Secondary Guarantees	6,506	5,862	13,065
Other Permanent Cash Value Life Insurance	98,780	188,571	212,129
Variable Life	2,762	2,762	2,762
Variable Universal Life	4,335	4,328	4,083
Not subject to discretionary withdrawal
Term Policies without Cash Value	XXX	XXX	$914,391
Accidental Death Benefits	XXX	XXX	71
Disability- Active Lives	XXX	XXX	4,616
Disability- Disabled Lives	XXX	XXX	14,331
Miscellaneous Reserves	XXX	XXX	325,719
Total gross life insurance reserves	881,907	955,340	2,775,453
Less reinsurance ceded	439,910	463,519	1,979,804
Total net general account life insurance reserves	$441,997	$491,821	$795,649

Separate Account with Guarantees
Total net separate account with guarantees life insurance reserves	$—	$—	$—

Separate Account with Nonguaranteed
Subject to discretionary withdrawal, surrender values, or policy loans:
Variable Life	$16,792	$16,792	$16,792
Variable Universal Life	30,957	30,946	30,991
Total gross life insurance reserves	47,749	47,738	47,783
Total net separate account with nonguaranteed life insurance reserves	$47,749	$47,738	$47,783

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2023
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

	Account Value	Cash Value	Reserve
	(In Thousands)
December 31, 2022
General Account
Subject to discretionary withdrawal, surrender values, or policy loans:
Term Policies with Cash Value	$—	$40,889	$115,609
Universal Life	623,656	619,878	634,460
Universal Life with Secondary Guarantees	143,529	126,650	494,925
Indexed Universal Life	24,209	20,546	19,931
Indexed Universal Life with Secondary Guarantees	6,136	5,376	12,057
Other Permanent Cash Value Life Insurance	103,321	194,551	218,973
Variable Life	2,858	2,858	2,858
Variable Universal Life	5,023	5,016	4,720
Not subject to discretionary withdrawal:
Term Policies without Cash Value	XXX	XXX	956,510
Accidental Death Benefits	XXX	XXX	81
Disability- Active Lives	XXX	XXX	4,804
Disability- Disabled Lives	XXX	XXX	15,141
Miscellaneous Reserves	XXX	XXX	364,566
Total gross life insurance reserves	908,732	1,015,764	2,844,635
Less reinsurance ceded	450,964	467,206	1,983,193
Total net general account life insurance reserves	$457,768	$548,558	$861,442

Separate Account with Guarantees
Total net separate account with guarantees life insurance reserves	$—	$—	$—

Separate Account with Nonguaranteed
Subject to discretionary withdrawal, surrender values, or policy loans:
Variable Life	$14,870	$14,870	$14,870
Variable Universal Life	28,254	28,241	28,289
Total gross life insurance reserves	43,124	43,111	43,159
Total net separate account with nonguaranteed life insurance reserves	$43,124	$43,111	$43,159

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2023
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

Deferred and uncollected life insurance premiums and annuity considerations as of December 31, 2023 and 2022 are as follows:

Type	Gross	Net of Loading
	(In Thousands)
December 31, 2023
Ordinary new business	$120	$10
Ordinary renewal	(7,384)	(6,354)
Group Life	556	524
Totals	$(6,708)	$(5,820)

December 31, 2022
Ordinary new business	$68	$4
Ordinary renewal	(7,072)	(5,822)
Group Life	528	506
Totals	$(6,476)	$(5,312)

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2023
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

7.    Separate Accounts
Separate account assets and liabilities represent funds segregated by the Company for the benefit of certain policy and contract holders who bear the investment risk. Revenues and expenses on the separate account assets and related liabilities equal the benefits paid to the separate account policy and contract holders.

The general nature and characteristics of the separate accounts business follows:

Non-Guaranteed Separate Accounts
(In Thousands)
December 31, 2023
Premium, consideration or deposits for the year	$1,766
Reserves for separate accounts with assets at:
Fair value	$465,814
Amortized cost	—
Total reserves	$465,814
Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With market value adjustment	$—
At fair value	465,703
Subtotal	465,703
Not subject to discretionary withdrawal	111
Total separate account aggregate reserves	$465,814

December 31, 2022
Premium, consideration or deposits for the year	$1,802
Reserves for separate accounts with assets at:
Fair value	$450,274
Amortized cost	—
Total reserves	$450,274
Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With market value adjustment	$—
At fair value	450,134
Subtotal	450,134
Not subject to discretionary withdrawal	140
Total separate account aggregate reserves	$450,274

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business. For the years ended December 31, 2023 and 2022, the Company

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2023
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

reported assets and liabilities from Individual Annuity and Individual Life product lines in separate accounts.

Assets in the separate account are considered legally insulated from the general account, providing protection of such assets from being available to satisfy claims resulting in the general account. The assets legally and not legally insulated from the general account are summarized in the following table, by product or transaction type:

Product or Transaction	Legally Insulated Assets	Not Legally Insulated Assets
	(In Thousands)
December 31, 2023
Individual Annuity	$419,056	$—
Individual Life	46,665	—
Total	$465,721	$—

December 31, 2022
Individual Annuity	$407,652	$—
Individual Life	42,763	—
Total	$450,415	$—
As of December 31, 2023 and 2022 separate account assets for products registered with the SEC totaled $465.7 and $450.4, respectively.

In accordance with the products/transactions recorded within the separate account, some separate account liabilities are guaranteed by the general account. To compensate the general account for the risk taken, the separate account paid the following amounts in risk charges:

Year ended	Risk Charges
(In Thousands)
2023	$3,114
2022	3,397
2021	3,802
2020	4,125
2019	4,532

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2023
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

Total separate account guarantees paid by the Company’s general account are as follows:

Year ended	Guarantees Paid
(In Thousands)
2023	$205
2022	494
2021	8
2020	76
2019	66
The Company does not engage in securities lending transactions within its separate accounts.

A reconciliation of the amounts transferred to and from the separate accounts is presented below:

	Year ended December 31
	2023	2022	2021
	(In Thousands)
Transfers as Reported in the Summary of Operations of the Separate Accounts Statement:
Transfers to separate accounts	$1,770	$1,803	$2,603
Transfers from separate accounts	(57,278)	(68,077)	(91,108)
Transfers as reported in the Statements of Operations	$(55,508)	$(66,274)	$(88,504)

Assets supporting separate accounts with additional insurance benefits and minimum investment return guarantees are comprised of equity securities, including mutual funds. The aggregate fair value of the invested assets as of December 31, 2023 and 2022 was $465.7 and $450.4, respectively.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2023
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

8.    Federal Income Taxes
The Company has entered into a federal tax sharing agreement with members of an affiliated group as defined in Section 1504 of the Internal Revenue Code of 1986, as amended. The agreement provides for the manner of calculation and the amounts/timing of the payments between the parties as well as other related matters in connection with the filing of consolidated federal income tax returns. The federal tax sharing agreement generally provides for a separate entity approach and that Voya Financial, Inc. will pay its subsidiaries for the tax benefits of ordinary and capital losses only to the extent the consolidated tax group actually uses the tax benefit of losses generated.

The following is a list of all affiliated companies that participate in the filing of this consolidated federal income tax return:

Voya Financial, Inc.	Voya Payroll Management, Inc
Voya Holdings Inc.	Benfitfocus, Inc. ***
Voya Retirement Insurance and Annuity Company	Benfitfocus.com, Inc. ***
ReliaStar Life Insurance Company	Tango Health, Inc. ***
ReliaStar Life Insurance Company of New York	Midwestern United Life Insurance Company*
Voya Financial Advisors, Inc.	Roaring River, LLC *
Voya Services Company	Roaring River II, Inc. *
Security Life Assignment Corp.	Roaring River IV, LLC *
Pen-Cal Administrators, Inc.	Security Life of Denver Insurance Company *
Rancho Mountain Properties, Inc. **	Security Life of Denver International Limited*
Voya Special Investments, Inc.	SLD America Equities, Inc. *
Voya Institutional Trust Company	SLDI Georgia Holdings, Inc. *
Voya Insurance Solutions, Inc. ****	Voya Financial Holdings I, LLC *
Voya International Nominee Holdings, Inc.**	Voya Financial Holdings II, LLC *
Voya Investment Trust Company

*Affiliate was sold/dissolved in 2021
**Affiliate was sold/dissolved in 2022
***Affiliate was acquired in 2023
****Affiliate was formerly known as Voya Insurance Solutions, Inc., prior to converting to a pass-thru entity in 2022 and is not a member of the 2023 consolidated federal income tax return.

Under the intercompany tax sharing agreement, the Company has a receivable/(payable) of $0.5 at December 31, 2023 and $(4.3) at December 31, 2022 to Voya Financial, Inc., an affiliate, for federal income taxes.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2023
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

Current income taxes incurred consisted of the following major components:

	Year ended December 31
	2023	2022	2021
	(In Thousands)
Federal tax expense (benefit) on operations	$9,563	$6,176	$(22,031)
Federal tax (benefit) expense on capital gains and losses	(751)	(2,596)	11,483
Total current tax expense (benefit) incurred	$8,812	$3,580	$(10,548)

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2023
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

The components of deferred tax asset and deferred tax liability that make up a Net Deferred Tax Asset (DTA) at December 31, 2023 and 2022 are as follows:

	12/31/2023			12/31/2022			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
	(In Thousands)
Gross DTAs	$50,013	$329	$50,342	$59,408	$908	$60,316	$(9,395)	$(579)	$(9,974)
Statutory Valuation Allowance Adjustments	—	—	—	—	—	—	—	—	—
Adjusted gross DTAs	50,013	329	50,342	59,408	908	60,316	(9,395)	(579)	(9,974)
Deferred Tax Assets Nonadmitted	36,311	—	36,311	40,875	—	40,875	(4,564)	—	(4,564)
Admitted Adjusted Gross DTAs	13,702	329	14,031	18,533	908	19,441	(4,831)	(579)	(5,410)
Gross Deferred tax liabilities	5,053	329	5,382	5,083	908	5,991	(30)	(579)	(609)
Net Admitted Adjusted Gross DTAs	$8,649	$—	$8,649	$13,450	$—	$13,450	$(4,801)	$—	$(4,801)

The admission calculation components by tax character of admitted adjusted gross deferred tax assets as the result of the application of SSAP No. 101 as of December 31, 2023 and 2022 are as follows:

		12/31/2023			12/31/2022			Change
		Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
		(In Thousands)
a.	Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—	$—	$—	$—	$—	$—	$—
b.	Adjusted gross DTAs expected to be realized (excluding the amount of DTAs from (a)) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	8,319	329	8,648	12,542	908	13,450	(4,223)	(579)	(4,802)
	1. Adjusted gross DTAs expected to be realized following the balance sheet date	8,319	329	8,648	12,542	908	13,450	(4,223)	(579)	(4,802)
	2. Adjusted gross DTAs allowed per limitation threshold	XXX	XXX	67,112	XXX	XXX	58,779	XXX	XXX	8,333
c.	Adjusted gross DTAs (excluding the amount of DTAs from (a) and (b) above) offset by gross deferred tax liabilities	5,382	—	5,382	5,990	—	5,990	(608)	—	(608)
d.	Deferred tax assets admitted as the result of application SSAP No. 101 Total	$13,701	$329	$14,030	$18,532	$908	$19,440	$(4,831)	$(579)	$(5,410)

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2023
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

The ratio percentage and the amount of adjusted capital and surplus used to determine the recovery period and threshold limitation are as follows:

	2023	2022
	(Amounts in Thousands)
Ratio percentage used to determine recovery period and threshold limitation amount	1,978.68%	1,750.34%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$455,137	$396,605

Below shows the calculation to determine the impact of tax planning strategies on adjusted gross and net admitted DTAs:

	12/31/23		12/31/22		Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
	(Amounts in Thousands)
Adjusted gross DTAs	$50,013	$329	59,408	$908	$(9,395)	$(579)
Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Net Admitted Adjusted Gross DTAs	$13,702	$329	18,532	908	$(4,830)	$(579)
Percentage of net admitted adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies	1.79%	100.00%	0.00%	0.00%	1.79%	100.00%

The Company’s tax planning strategies do not include the use of reinsurance.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2023
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

The significant components of deferred tax assets and deferred tax liabilities are as follows:

	12/31/2023	12/31/2022	Change
	(In Thousands)
Deferred Tax Assets
Ordinary:
Discounting of unpaid losses	$77	$57	$20
Unearned premium reserve	2	2	—
Policyholder reserves	34,280	43,206	(8,926)
Investments	617	2,052	(1,435)
Deferred acquisition costs	13,841	12,862	979
Policyholder dividends accrual	271	262	9
Pension accrual	171	134	37
Receivables - nonadmitted	73	155	(82)
Tax credit carry-forward	591	599	(8)
Other (including items <5% of total ordinary tax assets)	89	79	10
Subtotal	50,012	59,408	(9,396)
Statutory valuation allowance adjustment	—	—	—
Nonadmitted	36,311	40,875	(4,564)
Admitted ordinary deferred tax assets	$13,701	$18,533	$(4,832)
Capital:
Investments	$329	$908	$(579)
Admitted capital deferred tax assets	$329	$908	$(579)
Admitted deferred tax assets	$14,030	$19,441	$(5,411)

Deferred Tax Liabilities
Ordinary:
Investments	$638	$546	$92
Deferred and uncollected premiums	806	813	(7)
Policyholder reserves	2,218	3,473	(1,255)
Subtotal	$3,662	$4,832	$(1,170)
Capital:
Investments	$1,720	$1,159	$561
Total deferred tax liabilities	$5,382	$5,991	$(609)

Net deferred tax assets/(liabilities)	$8,648	$13,450	$(4,802)

Valuation allowances are provided when it is considered more likely than not that some portion or all of the deferred tax assets will not be realized. As of December 31, 2023 and 2022, the Company had no valuation allowances.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2023
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

The provision for federal income tax expense and change in deferred taxes differs from the amount which would be obtained by applying the statutory federal income tax rate to income (including capital items) before income taxes. The significant items causing this difference are as follows:

		Year Ended December 31
		2023		2022		2021
		Amount	Effective Tax Rate	Amount	Effective Tax Rate	Amount	Effective Tax Rate
		(Amounts In Thousands)
Ordinary (loss) income		$107,182		$30,333		$84,956
Capital (losses) gains		(2,061)		(1,645)		13,821
Total pretax (loss) income		105,121		28,688		98,777
Expected tax (benefit) expense at 21% statutory rate		22,075	21.0%	6,024	21.0%	20,743	21.0%
Increase (decrease) in actual tax reported resulting from:
a.	Dividends received deduction	(283)	(0.3)	(321)	(1.1)	(287)	(0.3)
b.	Interest maintenance reserve	(626)	(0.6)	175	0.6	761	0.8
c.	Reinsurance	(2,729)	(2.6)	(1,288)	(4.5)	19,870	20.1
d.	Tax credits	(4)	—	(734)	(2.6)	(66)	(0.1)
e.	Prior year tax	(8)	—	(17)	(0.1)	174	0.2
f.	Other	7	—	20	0.1	133	0.1
Total income tax reported		$18,432	17.5%	$3,860	13.5%	$41,327	41.8%

Current income taxes incurred		8,812	8.4%	3,581	12.5%	(10,548)	(10.7)%
Change in deferred income tax*		9,620	9.1%	279	1.0%	51,875	52.5%
Total income tax reported		$18,432	17.5%	$3,860	13.5%	$41,327	41.8%

* Excluding tax on unrealized gains (losses) and other surplus items

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2023
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

As of December 31, 2023, there is no net operating loss carryforward and the Company's tax credit carryforwards originated and expire as follows:

	Year of Origination	Year of Expiration	Amount
			(In Thousands)
Low Income Housing Credit	2013	2033	$21

Foreign Tax Credit	2015	2025	$39
Foreign Tax Credit	2016	2026	140
Foreign Tax Credit	2017	2027	135
Foreign Tax Credit	2018	2028	99
Foreign Tax Credit	2019	2029	77
Foreign Tax Credit	2020	2030	74
Foreign Tax Credit	2022	2032	7
Total Foreign Tax Credit			$571

The impact of foreign tax credits in 2022 is the result of a change in filing position for the years 2012-2017. Prior to this change, foreign income taxes were deducted in arriving at taxable income. The net impact of this change is reported in the 2022 effective tax rate analysis.

There are no amounts of federal income tax incurred that will be available for recoupment in the event of future net losses from 2023, 2022 and 2021.

There were no deposits admitted under Section 6603 of the Internal Revenue Code as of December 31, 2023, 2022, and 2021.

The Company has no unrecognized tax liability as of December 31, 2023, 2022, and 2021.

The Company has no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

The Company has no transferable or non-transferable state tax credit assets as of December 31, 2023, 2022, and 2021.

The Company recognizes accrued interest and penalties related to tax contingencies in Federal income taxes and Federal income tax expense on the balance sheets and statements of operations, respectively. The Company had no accrued interest or penalties as of December 31, 2023, 2022 and 2021.

For the tax years 2021 through 2023, the Company participated in the Internal Revenue Service ("IRS") Compliance Assurance Process ("CAP"), which is a continuous audit program provided by the IRS. For the 2023 tax year, the Company was in the Compliance Maintenance Bridge ("Bridge") phase of CAP. In the Bridge phase, the IRS did not conduct any review or provide any letters of assurance for that tax year.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2023
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

The Inflation Reduction Act (“Act”) was enacted on August 16, 2022. The Act included a new corporate alternative minimum tax (“CAMT”). The Act and CAMT are effective for tax years beginning after 2022. The Company, a nonapplicable reporting entity, is part of an affiliated group of entities who file a single consolidated return. Based upon available information, the Company was not subject to the CAMT for 2023.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2023
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

9.    Reinsurance
The Company is involved in ceded reinsurance with other companies for the purpose of diversifying risk and limiting exposure on larger risks. To the extent that the assuming companies become unable to meet their obligations under these treaties, the Company remains contingently liable to its policyholders for the portion reinsured. To minimize its exposure to significant losses from reinsurer insolvencies, the Company evaluates the financial condition of the reinsurer and monitors concentrations of credit risk.

The company is not relieved of its primary obligation to the policyholder in a reinsurance transaction.

The Company’s ceded reinsurance arrangements reduced certain items in the accompanying financial statements by the following amounts:

	December 31
	2023	2022	2021
	(In Thousands)
Premiums	$117,507	$118,232	$1,186,974
Benefits paid or provided	$189,363	$244,229	$330,789
Policy and contract liabilities at year end	$2,182,385	$2,197,607	$2,215,868

The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement.

There were no assumed premiums in 2023, 2022, and 2021.

The amount of reinsurance credits taken for new agreements executed since January 1, 2023 which include policies or contracts that were in force or which had existing reserves established by the Company, were $0.0.

The Company estimates that an aggregate reduction in surplus of $176.6 would occur in the event that all reinsurance agreements were terminated, by either party, as of December 31, 2023. The amount estimated as of December 31, 2022 and 2021 was $176.8 and $180.0, respectively.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2023
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

10.    Capital and Surplus
Under New York insurance regulations, the Company is required to maintain a minimum total capital and surplus of $0.5.

The Company is permitted to pay a dividend to its parent, ReliaStar, without prior insurance regulatory approval, in any calendar year based on either of two standards.

1.Dividends paid out of earned surplus - (defined as positive “unassigned funds (surplus)” excluding 85% of the change in net unrealized capital gains or losses (less capital gains tax), for the immediately preceding calendar year), in an amount up to the greater of:
a.10% of its surplus to policyholders as of the end of the immediately preceding calendar year, or
b.its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains), not to exceed 30% of surplus to policyholders as of the end of the immediately preceding calendar year.

In addition, under this standard, the Company may not, without prior insurance regulatory approval, pay any dividends in any calendar year immediately following a calendar year for which its net gain from operations, excluding realized capital gains, was negative.
2.Dividends paid out of other than earned surplus - the lesser of:
a.10% of its surplus to policyholders as of the end of the immediately preceding calendar year, or
b.its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains).

In addition, the Company will be permitted to pay a dividend to ReliaStar in excess of the amounts allowed under both standards only if it files notice of its intention to declare such a dividend and the amount thereof with the Superintendent and the Superintendent either approves the distribution of the dividend or does not disapprove the dividend within 30 days of its filing.

On December 8, 2023, the Company declared an ordinary dividend in the amount of $24 which was paid to ReliaStar Life Insurance Company on January 2, 2024.

On March 18, 2022, the Company declared an ordinary dividend in the amount of $10.8 which was paid to ReliaStar Life Insurance Company on March 30, 2022.

On June 17, 2022, the Company declared an ordinary dividend in the amount of $10.8 which was paid to its sole shareholder, ReliaStar Life Insurance Company on June 30, 2022.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2023
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

On September 12, 2022, the Company declared an ordinary dividend in the amount of $10.8 which was paid to its sole shareholder, ReliaStar Life Insurance Company on September 29, 2022.

On December 2, 2022, the Company declared an ordinary dividend in the amount of $10.8 which was paid to its sole shareholder, ReliaStar Life Insurance Company on December 29, 2022.

Life and health insurance companies are subject to certain risk-based capital ("RBC") requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life and health insurance company is to be determined based on the various risk factors related to it. The Company exceeded the minimum RBC requirements that would require any regulatory or corrective action for all periods presented herein.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2023
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

11.    Fair Values of Financial Instruments
The fair value of an asset is the amount at which that asset could be bought or sold in a current transaction between willing parties, that is, other than in a forced or liquidation sale. The fair value of a liability is the amount at which that liability could be incurred or settled in a current transaction between willing parties, that is, other than in a forced or liquidation sale.

Fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price. These valuation techniques involve some level of management estimation and judgment which becomes significant with increasingly complex instruments or pricing models. Where appropriate, adjustments are included to reflect the risk inherent in a particular methodology, model or input used.

In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the financial instrument. Accordingly, the aggregate fair value amounts presented herein do not represent the underlying value of the Company.

Life insurance liabilities that contain mortality risk and all nonfinancial instruments have been excluded from the disclosure requirements. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, such that the Company’s exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

The Company's financial assets and liabilities have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100R, Fair Value-Revised ("SSAP No. 100R").

The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument. Financial assets and liabilities recorded at fair value on the balance sheets are categorized as follows:

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2023
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

▪Level 1 - Unadjusted quoted prices for identical assets or liabilities in an active market.
▪Level 2 - Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:
a)Quoted prices for similar assets or liabilities in active markets;
b)Quoted prices for identical or similar assets or liabilities in non-active markets;
c)Inputs other than quoted market prices that are observable; and
d)Inputs that are derived principally from or corroborated by observable market data through correlation or other means.
▪Level 3 - Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These valuations, whether derived internally or obtained from a third party, use critical assumptions that are not widely available to estimate market participant expectations in valuing the asset or liability.

The following valuation methods and assumptions were used by the Company in estimating the reported values for the investments and derivatives described below, though the Company’s composition of asset mix can change from period to period and all assets described below may not be held at December 31, 2023.

Bonds and other invested assets: Fair values for corporate bonds, asset-backed securities, U.S. agency bonds, and foreign securities are obtained through observable pricing method such as matrix pricing, market corroborated pricing, or inputs such as yield curves and indices. Several commercial pricing services are used, which incorporate a variety of market observable information in their valuation techniques, including benchmark yields, broker-dealer quotes, credit quality, issuer spreads, bids, offers and other reference data to provide estimated fair values.

Privately placed are determined using a matrix-based pricing model. The model considers the current level of risk-free interest rates, current corporate spreads, the credit quality of the issuer, and cash flow characteristics of the security. Also considered are factors such as the net worth of the borrower, the value of collateral, the capital structure of the borrower, the presence of guarantees, and the Company’s evaluation of the borrower’s ability to compete in its relevant market. Using this data, the model generates estimated market values which the Company considers reflective of the fair value of each privately placed bond.

When a price cannot be obtained from a commercial pricing service, independent broker quotes are solicited. The valuations obtained from brokers and third-party commercial pricing services are non-binding. The valuations are reviewed and validated monthly through the internal valuation committee price variance review, comparisons to internal pricing models, back testing to recent trades, or monitoring of trading volumes.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2023
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

Preferred and Common Stock: Fair values of publicly traded equity securities are generally based upon quoted market price, while some preferred and common stock prices are obtained through commercial pricing services. Other equity securities, typically private equities or equity securities not traded on an exchange are valued by other sources such as analytics or brokers.

Mortgage loans: Fair values for commercial real estate loans were generated using a discounted cash flow analyses which utilizes rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. Loans in good standing are discounted using interest rates determined by U.S. Treasury yields on December 31st and spreads applied on new loans with similar characteristics. The amortizing features of all loans are incorporated in the valuation. Where data on option features is available, option values are determined using a binomial valuation method, and are incorporated into the mortgage valuation. Restructured loans are valued in the same manner; however, these loans were discounted at a greater spread to reflect increased risk.

Contract loans: Fair values approximate the carrying value of the loans. Contract loans are collateralized by the cash surrender value of the associated insurance contracts.

Cash equivalents and short-term investments: Fair values are generally determined based on most quoted market prices.

Derivatives: Fair values are generally calculated based on broker/dealer valuations or on internal discounted cash flow pricing models. These models take into account current cash flow assumptions, the counterparties’ credit standing, and observable key financial data, such as yield curves, exchange rates, Standard and Poor’s (“S&P”) 500 Index prices, Secured Overnight Financing Rate (“SOFR”), and Overnight Index Swap Rates (“OIS”), which are obtained from third party sources and uploaded into the derivative accounting system. For those derivatives that are unable to be valued by the accounting system, the Company typically utilizes values established by third party brokers. Valuations for the Company’s futures contracts are based on unadjusted quoted prices from an active exchange. Derivatives which qualify for hedge accounting treatment are reported in a manner that is consistent with the accounting for the hedged asset or liability.

Assets held in separate accounts: Fair values are calculated based on the underlying investments in the separate accounts. The underlying investments include mutual funds, short-term investments and cash, the valuations of which are based upon a quoted market price. The underlying instruments in bonds have valuations that are obtained from third-party commercial pricing services and brokers and are classified in the fair value hierarchy consistent with the policies described above for bonds.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2023
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

Supplementary contracts and immediate annuities: Fair value are estimated as the present value of expected cash flows associated with the contract liabilities discounted using risk-free rates plus an adjustment for nonperformance risk. The valuation is consistent with current market parameters. Margins for non-financial risks associated with the contract liabilities are also included.

Deposit type contracts: Fair values are estimated as the present value of expected cash flows associated with the contract liabilities discounted using risk-free rates plus an adjustment for nonperformance risk. The valuation is consistent with current market parameters. Margins for non-financial risks associated with the contract liabilities are also included. For certain deposit type contracts, fair value is estimated by discounting cash flows at rates that are risk-free rates plus an adjustment for nonperformance risk.

Long-term debt: Fair values are based upon discounted future cash flows using a discount rate approximating the current market rate, incorporating nonperformance risk.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2023
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

The following table shows the Company’s financial instruments and the Level within the fair value hierarchy in which the fair value measurements fall as of December 31, 2023:

	Aggregate Fair Value	Carrying Value	Level 1	Level 2	Level 3
	(In Thousands)
Assets:
Bonds, including securities pledged	$1,116,221	$1,213,509	$24,790	$1,051,934	$39,497
Preferred stock	3,594	3,851	2	—	3,592
Common stock	2,304	2,304	1,020	—	1,284
Mortgage loans	103,016	108,882	—	—	103,016
Contract loans	61,858	61,858	—	61,858	—
Other invested assets	1,744	2,410	—	1,744	—
Cash equivalents and short-term investments	68,309	68,309	28,300	40,006	3
Derivatives
Foreign exchange contracts	860	393	—	860	—
Separate account assets	465,721	465,721	465,721	—	—
Total Assets	$1,823,627	$1,927,237	$519,833	$1,156,402	$147,392

Liabilities:
Deposit type contracts	$32,326	$32,326	$—	$32,326	$—
Supplementary contracts and immediate annuities	15,235	14,440	—	—	15,235
Derivatives
Foreign exchange contracts	2	144	—	2	—
Total Liabilities	$47,563	$46,910	$—	$32,328	$15,235

The Company did not have any financial instruments for which it was not practicable to estimate fair value or measured and reported at net asset value (NAV) as of December 31, 2023.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2023
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

The following table shows the Company’s financial instruments and the Level within the fair value hierarchy in which the fair value measurements fall as of December 31, 2022:

	Aggregate Fair Value	Carrying Value	Level 1	Level 2	Level 3
	(In Thousands)
Assets:
Bonds, including securities pledged	$1,116,573	$1,256,713	$15,480	$1,062,821	$38,272
Preferred stock	4,412	4,734	313	—	4,099
Common stock	2,374	2,374	949	—	1,424
Mortgage loans	99,642	106,109	—	—	99,642
Contract loans	64,778	64,778	—	64,778	—
Other invested assets	1,679	2,422	—	1,679	—
Cash equivalents and short-term investments	24,000	24,000	24,000	—	—
Derivatives
Equity contracts	57	—	57	—
Foreign exchange contracts	2,066	1,108	—	2,066
Separate account assets	450,415	450,415	450,415
Total Assets	$1,765,996	$1,912,653	$491,214	$1,131,344	$143,437

Liabilities:
Deposit type contracts	$36,580	$36,580	$—	$36,580	$—
Supplementary contracts and immediate annuities	14,670	16,228	—	—	14,670
Derivatives
Credit contracts	3	3	—	3	—
Foreign exchange contracts	(4)	4	—	(4)	—
Interest rate contracts	220	220	—	220	—
Total Liabilities	$51,469	$53,035	$—	$36,799	$14,670

The Company did not have any financial instruments for which it was not practicable to estimate fair value or measured and reported at net asset value (NAV) as of December 31, 2022.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2023
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

The table below shows assets and liabilities measured and reported at fair value as of December 31, 2023:

	Level 1	Level 2	Level 3	Total
	(In Thousands)
Assets:
Bonds
Commercial mortgage-backed	$—	$423	$—	$423
Preferred stock	2	—	1,577	1,579
Common stock	1,020	—	1,284	2,304
Separate account assets	465,721	—	—	465,721
Total assets	$466,743	$423	$2,861	$470,027

Liabilities:
Deposit type contracts	$—	$32,326	$—	$32,326
Total liabilities	$—	$32,326	$—	$32,326

The table below shows assets and liabilities measured and reported at fair value as of December 31, 2022:

	Level 1	Level 2	Level 3	Total
	(In Thousands)
Assets:
Bonds
Preferred stock	$313	$—	$1,548	$1,861
Common stock	949	—	1,424	$2,373
Derivatives
Separate account assets	450,415			450,415
Total assets	$451,677	$—	$2,972	$454,649

Liabilities:
Deposit type contracts	$—	$36,580	$—	$36,580
Derivatives
Credit contracts	—	3	—	3
Interest rate contracts	—	220	—	220
Total liabilities	$—	$36,803	$—	$36,803

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2023
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

The following table summarizes the change in fair value of the Company’s Level 3 assets and liabilities for the year ended December 31, 2023:

Description	Beginning of the Year	Transfers into Level 3	Transfers Out of Level 3	Total Gains and (Losses) Included in Net Income	Total Gains and (Losses) Included in Surplus	Purchases	Issuances	Sales	Settlements	End of the Year
	(In Thousands)
Preferred Stock	$1,548	$—	$—	$—	$29	$—	$—	$—	$—	$1,577
Common Stock	1,425	—	—	—	(141)	—	—	—	—	1,284
Total	$2,973	$—	$—	$—	$(112)	$—	$—	$—	$—	$2,861

There were no transfers into or out of Level 3 during the year ended December 31, 2023.

The following table summarizes the change in fair value of the Company’s Level 3 assets and liabilities for the year ended December 31, 2022:

Description	Beginning of the Year	Transfers into Level 3	Transfers Out of Level 3	Total Gains and (Losses) Included in Net Income	Total Gains and (Losses) Included in Surplus	Purchases	Issuances	Sales	Settlements	End of the Year
	(In Thousands)
Preferred Stock	$2,007	$—	$—	$—	$(459)	$—	$—	$—	$—	$1,548
Common Stock	795	611	—	—	19	—	—	—	—	1,425
Total	$2,802	$611	$—	$—	$(440)	$—	$—	$—	$—	$2,973

Transfers into or out of Level 3 during the year ended December 31, 2022, are due to the variation in inputs relied upon for valuation each quarter. Securities that are primarily valued using independent broker quotes, when prices are not available from one of the commercial pricing services, are reflected as transfers into Level 3. These securities are generally less liquid with very limited trading activity or where less transparency exists corroborating the inputs to the valuation methodologies. When securities are valued using more widely available information, the securities are transferred out of Level 3 and into Level 1 or 2, as appropriate.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2023
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

12.    Commitments and Contingencies
Operating Leases: The Company is party to certain cost sharing agreements with other affiliated Voya Financial, Inc. companies. Included in these cost sharing arrangements is rent expense, which is allocated to the Company in accordance with systematic cost allocation arrangements. The Company incurred rent expense of $0.1, $0.2 and $0.0 during years ended December 31, 2023, 2022 and 2021, respectively under this cost sharing methodology.

Legal Proceedings -The Company is involved in threatened or pending lawsuits or arbitrations arising from the normal conduct of business. Due to the climate in insurance and business litigation and arbitrations, suits against the Company sometimes include claims for substantial compensatory, consequential or punitive damages and other types of relief. Some claims are asserted as class actions, purporting to represent a group of similarly situated individuals.

Regulatory Matters - As with many financial services companies, the Company periodically receives informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations in connection with examinations, inquiries, investigations and audits of the products and practices of the Company or the financial services industry. Some of the investigations, examinations, audits and inquiries could result in regulatory action against the Company. The potential outcome of such regulatory action is difficult to predict, but could subject the Company to adverse consequences, including, but not limited to, additional payments to beneficiaries, settlement payments, penalties, fines and other financial liability, and changes to the Company's policies and procedures. The potential economic consequences cannot be predicted, but management does not believe that the outcome of any such action will have a material adverse effect on the Company's financial position. It is the practice of the Company to cooperate fully in these matters.

Investment Purchase Commitments: As part of its overall investment strategy, the Company has entered into agreements to purchase private placements and commercial mortgage loans of $0.0 and $0.8 at December 31, 2023 and 2022, respectively. The Company is also committed to provide additional capital contributions to partnerships of $0.0 and $0.2 at December 31, 2023 and 2022, respectively.
Liquidity: The Company’s principal sources of liquidity are product charges, investment income, premiums, proceeds from the maturity and sale of investments, and capital contributions. Primary uses of these funds are payments of commissions and operating expenses, interest credits, investment purchases, and contract maturities, death benefits, withdrawals, surrenders, and dividends to its parent.

The Company’s liquidity position is managed by maintaining adequate levels of liquid assets, such as cash, cash equivalents, and short-term investments. In addition, the investment

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2023
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(Dollar amounts in millions, unless otherwise stated)

portfolio is primarily composed of high quality fixed income investments, which include holdings of U.S. Government securities, high quality corporate bonds and agency backed residential mortgage backed securities. Asset/liability management is integrated into many aspects of the Company’s operations, including investment decisions, product development, and determination of crediting rates. As part of the risk management process, different economic scenarios are modeled, including cash flow testing required for insurance regulatory purposes, to determine that existing assets are adequate to meet projected liability cash flows.

The fixed account liabilities are supported by a general account portfolio principally composed of fixed rate investments with matching duration characteristics that can generate predictable, steady rates of return. The portfolio management strategy for the general account considers the assets available-for-sale. This strategy enables the Company to respond to changes in market interest rates, prepayment risk, relative values of asset sectors and individual securities and loans, credit quality outlook, and other relevant factors. The Company’s asset/liability management discipline includes strategies to minimize exposure to loss as interest rates and economic and market conditions change. In executing this strategy, the Company uses derivative instruments to manage these risks. The Company’s derivative counterparties are of high credit quality.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2023
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(Dollar amounts in millions, unless otherwise stated)

13.    Financing Agreements
The Company has entered into a reciprocal loan agreement with Voya Financial, Inc. to promote efficient management of cash and liquidity and to provide for unanticipated short-term cash requirements. Under this agreement, which expires February 21, 2025, the Company and Voya Financial, Inc. can borrow up to 5% of the Company’s admitted assets excluding separate accounts as of December 31 of the preceding year from one another. Interest on any borrowing by a subsidiary under a reciprocal loan agreement is charged at a rate based on the prevailing market rate for similar third-party borrowing or securities. Under this agreement, the Company received interest income of $0.6 for the year ended December 31, 2023, and minimal interest income for the years ended December 31, 2022 and 2021, respectively.

The Company incurred minimal interest expense on borrowed money during December 31, 2023, 2022 and 2021

As of December 31, 2023 the Company had $40.0 outstanding receivable and no outstanding payable from Voya Financial, Inc. under the terms of a reciprocal loan agreement. As of December 31, 2022, the Company had no outstanding receivable and no outstanding payable under the reciprocal loan agreement.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2023
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(Dollar amounts in millions, unless otherwise stated)

14.    Related Party Transactions
The Company has entered into various management and services contracts with other affiliated Voya Financial, Inc. companies. The costs associated with these agreements are allocated among those companies in accordance with systematic cost allocation methods. Balances due to/from affiliates are settled monthly. The Company's material related party agreements are detailed below:

Services Agreements: The Company has entered into a services agreement with each of its affiliated insurers, Voya Services Company ("VSC") and Voya Financial Partners, LLC ("VFP"), whereby the affiliated insurers, VSC, and VFP, provide certain administrative, management, professional, advisory, consulting and other services to the Company. For years ended December 31, 2023, 2022 and 2021, expenses related to the agreements were incurred in the amount of $22.9, $29.0 and $27.4, respectively.

Tax Sharing Agreements: See Note 8 for disclosure related to the federal tax sharing agreement.

The Company has also entered into a state tax sharing agreement with Voya Financial, Inc. and each of the specific subsidiaries that are parties to the agreement. The state tax agreement applies to situations in which Voya Financial, Inc. and all or some of the subsidiaries join in the filing of a state or local franchise, income tax, or other tax return on a consolidated, combined or unitary basis.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2023
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(Dollar amounts in millions, unless otherwise stated)

15.    Accident and Health Contracts
The change in the liability for unpaid accident and health claims and claim adjustment expenses is summarized as follows:

	2023	2022
	(In Thousands)
Balance at January 1	$30,880	$22,348
Less reinsurance recoverables	796	673
Net balance at January 1	30,084	21,675

Incurred related to:
Current year	81,193	65,866
Prior years	(6,319)	1,992
Total incurred	74,874	67,858

Paid related to:
Current year	53,756	39,816
Prior years	20,509	19,633
Total paid	74,265	59,449

Net balance at December 31	30,693	30,084
Plus reinsurance recoverables	1,184	796
Balance at December 31	$31,877	$30,880

The change in incurred losses and loss adjustment expenses attributable to insured events of prior years is generally the result of ongoing analysis of recent loss development trends. Original estimates are increased or decreased as additional information becomes known regarding individual claims.

The liability for unpaid accident and health claims and claim adjustment expenses is included in accident and health reserves and policy and contract claims on the balance sheets.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2023
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(Dollar amounts in millions, unless otherwise stated)

16.    Retrospectively Rated Contracts
The Company estimates accrued retrospective premium adjustments for its group life insurance business through a mathematical approach using an algorithm of the Company’s underwriting rules and experience rating practices. The Company records accrued retrospective premium as an adjustment to earned premium. The amount of net group life premiums written by the Company that was subject to retrospective rating features was $0.5, $0.8 and $0.9 for December 31, 2023, 2022 and 2021, respectively. This represented 5.3% 12.6% and 10.1% of the total net group life premium written for December 31, 2023, 2022 and 2021, respectively. The amount of net group health premiums written by the Company that was subject to retrospective rating features was minimal for December 31, 2023, 2022 and 2021. This represented less than 1.0% of the total net group health premium in all three periods. No other net premiums written by the Company are subject to retrospective rating features.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2023
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(Dollar amounts in millions, unless otherwise stated)

17.    Subsequent Events
The Company has evaluated all events occurring after December 31, 2023 through March 26, 2024, the date the financial statements were available to be issued, to determine whether any event required recognition or disclosure in the statutory-basis financial statements. No other material subsequent events were noted other than those already disclosed.